HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

PROSPECTUS

July 29, 2015

LIMITED PARTNERSHIP UNITS

Hatteras Core Alternatives Institutional Fund, L.P. (the “Core Alternatives Institutional Fund”) and Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “TEI Institutional Fund”) are Delaware limited partnerships that are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, closed-end management investment companies. The TEI Institutional Fund is designed for investment primarily by tax-exempt and tax-deferred investors. Hatteras Funds, LLC (“Hatteras Funds”) and Morgan Creek Capital Management, LLC (“MCCM”), are each an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Hatteras Funds serves as investment manager to the Master Fund (as defined below) (the “Investment Manager”) and MCCM serves as sub-advisor to the Master Fund (“MCCM” or the “Sub-Advisor,” and together with the Investment Manager, the “Investment Managers”).

The investment objective of each of the Core Alternatives Institutional Fund and the TEI Institutional Fund (each a “Fund” and together, the “Funds”) is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. To achieve its objective, the Core Alternatives Institutional Fund provides its limited partners (each, a “Partner” and together, the “Partners”) with access to a broad range of investment strategies, asset categories and independent trading advisers (“Advisers”) and by providing overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of its assets in the Hatteras Master Fund, L.P., a Delaware limited partnership (the “Master Fund”), which is also registered under the 1940 Act and has the same investment objective as the Core Alternatives Institutional Fund.

The TEI Institutional Fund provides its Partners with access to a broad range of investment strategies and asset categories, Advisers and overall asset allocation services typically available on a collective basis to larger institutions through an investment of substantially all of the assets of the TEI Institutional Fund in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the TEI Institutional Fund. The Offshore Fund in turn invests substantially all of its assets in the Master Fund, which has the same investment objective as the TEI Institutional Fund and the Offshore Fund. The Offshore Fund serves solely as an intermediate entity through which the TEI Institutional Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the TEI Institutional Fund’s investable assets.

The Offshore Fund is interposed between the TEI Institutional Fund and the Master Fund and serves as an intermediate entity so that any income generated by the Master Fund is not ultimately recognized by Partners in the TEI Institutional Fund as unrelated business taxable income (“UBTI”). The Offshore Fund is treated as a corporation under the taxation laws of the United States. Any income received by the Offshore Fund is distributed to the TEI Institutional Fund as dividend income. UBTI should therefore not flow through the Offshore Fund to the Partners of the TEI Institutional Fund. As a result, income earned by a Partner from its investment in the TEI Institutional Fund should not constitute UBTI provided that the Partner does not itself incur indebtedness to finance its investment in the TEI Institutional Fund. See “TAXES”.

Although it is not required to do so, the Master Fund will seek to allocate its assets among at least 50 Advisers, generally through investments in a wide range of investment vehicles (“Adviser Funds,” which includes exchange-traded funds (“ETFs”), hedge funds, private investment funds and other investment funds) managed by the Advisers or by placing assets in an account directly managed by the Adviser (each, an “Adviser Account”). A Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s strategy of investing in the Adviser Funds will be successful. Investing in the Funds involves a heightened risk of significant loss. SEE “RISK FACTORS,” “GENERAL RISKS” AND “SPECIAL RISKS OF FUND OF FUNDS STRUCTURE” BEGINNING ON PAGE 30.

This prospectus (the “Prospectus”) applies to the offering of units of limited partnership interest (“Units”) of each Fund. Each Fund commenced the public offering of the Units in 2008 and has publicly offered Units since that time. The Units will generally be offered as of the first business day of each calendar month or at such other times as may be determined by Hatteras Funds, LLC, the general partner of the Funds and the Master Fund (the “General Partner”), in each case subject to any applicable sales charge and other fees, as described herein. The Units are issued at net asset value (“NAV”) per Unit. The Core Alternatives Institutional Fund has registered $50,000,000 and the Core Alternatives TEI Institutional Fund has registered $450,000,000 for sale under the registration statement to which this Prospectus relates. No person who is admitted as a Partner will have the right to require a Fund to redeem its Units.

If you purchase Units in either Fund, you will become bound by the terms and conditions of that Fund’s Amended and Restated Limited Partnership Agreement (each, a “Partnership Agreement”).

Investments in either of the Funds may be made only by “Eligible Investors” as defined herein. See “INVESTOR QUALIFICATIONS.”

For convenience, reference to the Funds may include the Offshore Fund and the Master Fund as the context requires. Also, the Master Fund’s investments may be referred to as investments with Advisers or Adviser Funds.

Units are an illiquid investment.

• You should generally not expect to be able to sell your Units (other than through the repurchase process).

• If you are permitted to sell your Units to a third party rather than through the repurchase process, you may receive less than your purchase price.

• We do not intend to list our Units on any securities exchange and we do not expect a secondary market in the Units to develop.

• You should consider that you may not have access to the money you invest for a period of time.

• An investment in our Units is not suitable for you if you need immediate access to the money you invest.

• Because you will be unable to sell your Units or have them repurchased immediately, you may find it difficult to reduce your exposure on a timely basis during a market downturn.

This Prospectus concisely provides information that you should know about the Funds before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Funds, including the Funds’ statement of additional information (“SAI”), dated July 29, 2015, has been filed with the Securities and Exchange Commission (the “SEC”). You can request a copy of the SAI without charge by writing to the Funds, UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by calling the Funds at 888-363-2324. You can also obtain a copy of the SAI and annual and semi-annual reports of the Funds at the following website: www.hatterasfunds.com. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page 58 of this Prospectus. You can obtain the SAI, and other information about the Funds, on the SEC’s website (http://www.sec.gov). The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Hatteras Core Alternatives Institutional Fund, L.P.

Total Offering Amount (1)	$50,000,000
Maximum Sales Charge	6.00%
Proceeds to the Fund (maximum)(2)	$50,000,000
Minimum Sales Charge	0.00%
Proceeds to the Fund (minimum)(2)	$47,000,000

Hatteras Core Alternatives TEI Institutional Fund, L.P.

Total Offering Amount (1)	$450,000,000
Maximum Sales Charge	6.00%
Proceeds to the Fund (maximum)(2)	$450,000,000
Minimum Sales Charge	0.00%
Proceeds to the Fund (minimum)(2)	$423,000,000

(1) Hatteras Capital Distributors, LLC (the “Distributor”) acts as the principal underwriter of the Funds’ Units on a best-efforts basis, subject to various conditions. The Units are being offered through the Distributor and may also be offered through other brokers or dealers that have entered into selling agreements with the Distributor. The Investment Managers, the Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Units and/or the servicing of Partners and/or the Fund. These payments will be made out of the Investment Managers’, Distributor’s and/or affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units of the Fund over other investment options. See “DISTRIBUTION ARRANGEMENTS.” The Funds will sell Units only to investors who certify that they are “Eligible Investors.” See “INVESTOR QUALIFICATIONS.” The minimum initial investment in each Fund by any investor is $25,000. However, the General Partner of each Fund, in its sole discretion, may accept investments below this minimum. Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Funds’ escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to the Fund. See “The Offering.”

(2) Investments in the Funds are sold subject to a sales charge of up to 6.00% of the investment.  For some investors, the sales charge may be waived or reduced.  Your financial intermediary may impose additional charges when you purchase Units of a Fund.  See “The Offering.”

(3) A Fund’s offering expenses are described under “FUND FEES AND EXPENSES” below. The Core Alternatives Institutional Fund and the TEI Institutional Fund paid offering expenses estimated at $61,381 and $60,011, respectively, from the proceeds of the offering.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in a Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Funds have not authorized anyone to provide you with different information.

THE FUNDS’ PRINCIPAL UNDERWRITER IS HATTERAS CAPITAL DISTRIBUTORS, LLC.

The date of this Prospectus is July 29, 2015.

TABLE OF CONTENTS

Fund Fees and Expenses	5
Financial Highlights	10
Funds Summary	14
Use of Proceeds	18
Distribution Arrangements	18
Management of the Funds	19
Investment Objective and Strategies	22
Overview of Investment Process	29
Due Diligence and Selection of Advisers	30
Risk Factors	30
Investor Qualifications	42
Tender Offers/Offers to Repurchase	43
Tender/Repurchase Procedures	44
Transfers of Units	45
Capital Accounts and Allocations	45
Calculation of Net Asset Value	46
Taxes	49
Table of Contents of the Statement of Additional Information	58

FUND FEES AND EXPENSES

The following tables describe the aggregate fees and expenses that each Fund expects to incur and that the Partners can expect to bear, either directly or indirectly, through the Core Alternatives Institutional Fund’s investment in the Master Fund, and the TEI Institutional Fund’s investment in the Offshore Fund and the Master Fund.

Core Alternatives Institutional Fund

PARTNER TRANSACTION EXPENSES:
Maximum Sales Charge (Load)	6.00%
Maximum Early Repurchase Fee (1)	2.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (2)
Management Fee (3)	1.00%
Interest Expenses	0.10%
Other Expenses (4)	1.25%
Acquired Fund Fees and Expenses (5)	4.42%
Total Annual Expenses	6.77%

The following hypothetical example is intended to help you compare the cost of investing in the Core Alternatives Institutional Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.

The example is based on the expenses set forth in the table above for the fiscal year ended March 31, 2015, including Acquired Fund Fees and Expenses. The example should not be considered a representation of the Core Alternatives Institutional Fund’s future expenses. Actual expenses of the Core Alternatives Institutional Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table below; if the annual return were greater, the amount of fees and expenses would increase, including the effect of the Performance Allocation.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the 6.00% Sales Charge and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
Core Alternatives Institutional Fund	$123	$246	$364	$643

Core Alternatives Institutional Fund Footnotes

(1)         Investors may be charged a sales charge of up to 6.00% of the investment, as more fully described below under the heading “Sales Charge.”

(2)         A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 2.00% of the amount repurchased if such Partner has been a Partner for less than 12 months prior to the valuation date.

(3)         This table summarizes the aggregate expenses of the Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund.

(4)         The Fund does not pay the Investment Managers a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund’s investment in the Master Fund. For its provision of services to the Master Fund, Hatteras Funds receives a monthly Management Fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. The Management Fee is paid to Hatteras Funds before giving effect to any repurchase of interests in the Master Fund effective as of that date, and decreases the net profits or increases the net losses of the Master Fund that are credited to its interest holders, including the Fund. In addition, the General Partner of the Master Fund is allocated a Performance Allocation (as defined below) that is equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated and accrued monthly and payable annually and calculated separately for the Core Alternatives Institutional Fund, TEI Institutional Fund and each other fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

(5)         “Other Expenses” includes direct expenses of the Fund as well as indirect expenses of the Master Fund. The Fund’s estimated offering expenses are included in “Other Expenses.” Directors’ fees, insurance costs and other costs have been allocated pro rata among the Master Fund and all of its feeder funds (including the Fund). Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Adviser Funds or Adviser Accounts. “Other Expenses” are based on estimated amounts for the current fiscal year and also includes the Fund Servicing Fee. The Fund Servicing Fee payable to Hatteras Funds will be borne pro rata by all Partners of the Fund. See “FUND SERVICING FEE” for additional information.

(6)         In addition to the Fund’s direct expenses, the Fund indirectly bears a pro rata share of the expenses of the Adviser Funds. The Adviser Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Advisers, which fluctuate over time. In addition, the Master Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

TEI Institutional Fund

PARTNER TRANSACTION EXPENSES:
Maximum Sales Charge (Load)	6.00%
Maximum Early Repurchase Fee (1)	2.00%
ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS OF THE FUND) (2)
Management Fee (3)	1.00%
Interest Expenses	0.10%
Other Expenses (4)	1.22%
Acquired Fund Fees and Expenses (5)	4.42%
Total Annual Expenses	6.74%

The following hypothetical example is intended to help you compare the cost of investing in the TEI Institutional Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at NAV and that the percentage amounts listed under annual expenses remain the same in the years shown. The table and the assumption in the hypothetical example of a 5% annual return are required by regulation of the SEC applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Units.

The example is based on the expenses set forth in the table above for the fiscal year ended March 31, 2015, including Acquired Fund Fees and Expenses. The example should not be considered a representation of the TEI Institutional Fund’s future expenses. Actual expenses of the TEI Institutional Fund may be higher or lower than those shown. Moreover, the annual return may be greater or less than the hypothetical 5% return in the table below; if the annual return were greater, the amount of fees and expenses would increase, including the effect of the Performance Allocation.

EXAMPLE

You Would Pay the Following Expenses Based the Imposition of the 6.00% Sales Charge and on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
TEI Institutional Fund	$123	$245	$363	$641

TEI Institutional Fund Footnotes

(1)         Investors may be charged a sales charge of up to 6.00% of the investment, as more fully described below under the heading “Sales Charge.”

(2)         A Partner participating in a repurchase offer may be subject to a repurchase fee payable to the Fund equal to 2.00% of the amount repurchased if such Partner has been a Partner for less than 12 months prior to the valuation date.

(3)         This table summarizes the aggregate expenses of the Fund, the Offshore Fund and the Master Fund and is designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. The Offshore Fund’s expenses, other than withholding taxes, which are disclosed in the TEI Institutional Fund’s Statement of Operation, are less than 1 basis point.

(4)         The Fund and the Offshore Fund do not pay the Investment Managers a Management Fee directly, but the Partners bear an indirect share of this fee through the Fund’s investment in the Master Fund through the Offshore Fund. For its provision of services to the Master Fund, Hatteras Funds receives a monthly Management Fee equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. The Management Fee is paid to Hatteras Funds before giving effect to any repurchase of interests in the Master Fund effective as of that date, and decreases the net profits or increases the net losses of the Master Fund that are credited to its interest holders, including the Fund. In addition, the General Partner of the Master Fund is allocated a Performance Allocation (as defined below) that is equal to 10% of the excess of the new net profits of the limited partner interests of the Master Fund (calculated and accrued monthly and payable annually and calculated separately for the TEI Institutional Fund, the Core Alternatives Institutional Fund and each other fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of the Master Fund.

(5)         “Other Expenses” includes direct expenses of the Fund as well as indirect expenses of the Master Fund. The Fund’s estimated offering expenses are included in “Other Expenses.” Directors’ fees, insurance costs and other costs have been allocated pro rata among the Master Fund and all of its feeder funds (including the Fund). “Other Expenses” includes any withholding taxes the Offshore Fund may be subject to on its allocable share of certain profits of the Master Fund. See “TAXES-TEI INSTITUTIONAL FUND” for additional information. Partners also indirectly bear a portion of the asset-based fees, performance and incentive fees or allocations and other expenses incurred by the Master Fund as an investor in Adviser Funds or Adviser Accounts. “Other Expenses” are based on estimated amounts for the current fiscal year and also includes the Fund Servicing Fee. The Fund Servicing Fee payable to Hatteras Funds will be borne pro rata by all Partners of the Fund. See “FUND SERVICING FEE” for additional information.

(6)         In addition to the Fund’s direct expenses, the Fund indirectly bears a pro rata share of the expenses of the Adviser Funds. The Adviser Funds generally charge, in addition to management fees calculated as a percentage of the average NAV of the Fund’s investment, performance-based fees generally from 10% to 35% of the net capital appreciation in the Fund’s investment for the year or other measurement period. The fees and expenses indicated are calculated based on estimated amounts for the current fiscal year. In the future, these fees and expenses may be substantially higher or lower than reflected, because certain fees are based on the performance of the Advisers, which fluctuate over time. In addition, the Master Fund’s portfolio changes from time to time, which will result in different Acquired Fund Fees and Expenses.

PERFORMANCE INFORMATION. Past performance does not guarantee future investment results. Performance of the Funds will vary based on many factors, including market conditions, the composition of the Funds’ portfolios and the Funds’ expenses. For past performance information, please refer to the section entitled “FINANCIAL HIGHLIGHTS.” Each Fund may from time to time advertise its performance relative to certain averages, performance rankings, indices (including, but not limited to, the Standard & Poor’s 500 Stock Index, the Barclays U.S. Aggregate Bond Index and the HFRX Global Hedge Fund Index), other information prepared by recognized investment company statistical services and investments for which reliable performance information is available. The Standard & Poor’s 500 Stock Index with dividends reinvested is a market capitalization weighted index made up of the 500 U.S. companies with the largest market capitalizations. The Barclays U.S. Aggregate Bond Index is a broad-based benchmark index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of certain hedge fund strategies, including, but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. Indices are unmanaged and their returns do not include sales charges or fees. It is not possible to invest directly in the above referenced indices.

MANAGEMENT FEE. In consideration for the advisory and other services provided by Hatteras Funds to the Master Fund pursuant to an investment management agreement between the Master Fund and Hatteras Funds (the “Investment Management Agreement”), the Master Fund pays Hatteras Funds a monthly management fee (the “Management Fee”) equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of each month-end. Net assets means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. In the case of a partial month, the Management Fee will be based on the number of days during the month in which Hatteras Funds invested Master Fund assets. The Management Fee is paid to Hatteras Funds out of the capital account of each limited partner of the Master Fund pro rata after adjustment for any subscriptions effective on that date and before giving effect to any repurchase of interests in the Master Fund or portions of interests in the Master Fund effective as of that date, and decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against the capital accounts of its limited partners.

Under the sub-advisory agreement among the Master Fund, Hatteras Funds and MCCM (the “MCCM Agreement”), MCCM is entitled to receive a percentage of management fees received by Hatteras Funds.

The Funds do not directly pay a management fee to the Investment Managers; however, the Core Alternatives Institutional Fund bears an indirect share of the Management Fee as a result of the Core Alternatives Institutional Fund’s investment in the Master Fund, and the TEI Institutional Fund and Offshore Fund bear an indirect share of the Management Fee as a result of the TEI Institutional Fund’s investment in the Master Fund through the Offshore Fund. A discussion regarding the basis for the approval of the Board of Directors of each Fund (each, a “Board”) of each of the Investment Management Agreement and MCCM Agreement for the Master Fund is available in the Master Fund’s semi-annual report dated September 30, 2014.

SALES CHARGE.  Investments in the Funds may be subject to a sales charge of up to 6.00% by the Distributor.  The sales charge will be in addition to each investor’s purchase amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of a Fund.  No sales charge or a reduced sales charge is expected to be charged with respect to investments by Hatteras Funds and its affiliates, and their respective directors, principals, officers and employees and others in Hatteras Funds’ sole discretion.  See “DISTRIBUTION ARRANGEMENTS — SALES CHARGE.”

PERFORMANCE ALLOCATION. The General Partner of the Master Fund will be allocated a Performance Allocation that is equal to 10% of the excess of the new net profits of the partner interests in the Master Fund (calculated and accrued monthly and payable annually and calculated separately for the Core Alternatives Institutional Fund, the TEI Institutional Fund and each other fund that serves as a feeder fund to the Master Fund) over the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year of each Fund. The General Partner makes payments to MCCM equal to a percentage of the Performance Allocation the General Partner receives from the Master Fund.

FUND SERVICING FEE. Each Fund intends to pay compensation to Hatteras Funds for fund services in accordance with a fund servicing agreement between each Fund and Hatteras Funds (in such capacity, the “Servicing Agent”). The Servicing Agent receives a monthly fund servicing fee (“Fund Servicing Fee”) equal to 1/12th of 0.10% (0.10% on an annualized basis) of the aggregate value of each Fund’s net assets as of the end of each month. The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Partners of each corresponding Fund before giving effect to any repurchase of Units in a Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Partners. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers. The Servicing Agent may delegate and any such service provider will provide customary services, including some or all of the following: (1) assisting in the maintenance of a Fund’s records containing information relating to Partners; (2) providing the Funds with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of a Fund and Partner services; (3) as agreed from time to time with the Board in accordance with Rule 38a-1 under the 1940 Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Funds; (4) assisting in the administration of meetings of the Board and its committees and the Partners; (5) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Partners and a Fund, and the Funds and the Master Fund (or any successor thereto designated by a Fund); (6) assisting in arranging for, at the Funds’ expense, the preparation of all required tax returns; (7) assisting in the periodic updating of the Funds’ prospectus(es) and statement(s) of additional information, the preparation of proxy statements to Partners, and the preparation of reports filed with regulatory authorities; (8) providing information and assistance as requested in connection with the registration of the Funds’ Units in accordance with state securities requirements; (9) providing assistance in connection with the preparation of the Funds’ periodic financial statements and annual audit as reasonably requested by the Board or officers of the Funds or the Funds’ independent accountants; and (10) supervising other aspects of the Funds’ operations and providing other administrative services to the Funds.

ADMINISTRATION SERVICES. Each Fund will pay UMB Fund Services, Inc. (the “Administrator”) a fixed monthly administration fee of $2,000 ($24,000 on an annualized basis) in addition to a regulatory administration fee, transfer agency fees and certain out of pocket expenses (collectively, the “Fund Administration Fee”). In addition, the Master Fund will pay the Administrator an administration fee of up to 0.075% on an annualized basis of the net assets of the Master Fund (prior to reduction for any Management Fee) (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”) calculated as of month-end. The Master Fund Administration Fee will be paid to the Administrator pro rata before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its partners. The Funds and the Master Fund will also reimburse the Administrator for certain out-of-pocket expenses and pay the Administrator a fee for transfer agency services.

CUSTODIAL SERVICES. UMB Bank, N.A. (“UMB Bank” or the “Custodian”) serves as the custodian of the Funds’ and the Offshore Fund’s assets. UMB Bank also serves as the custodian of the Master Fund’s assets not held by U.S. Bank National Association (“U.S. Bank” and together with UMB Bank, the “Custodians”). U.S. Bank serves as the custodian of the Master Fund’s assets that are used to collateralize any borrowings pursuant to the Master Fund’s credit facility with Credit Suisse International (“Credit Suisse”). The Custodians may maintain custody of assets with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Board. Assets are not held by the Investment Managers or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. UMB Bank’s principal business address is 1010 Grand Boulevard, Kansas City, Missouri 64106. UMB Bank is an affiliate of the Administrator. U.S. Bank’s principal business address is 1555 North River Center Drive, Milwaukee, Wisconsin 53212.

FUND EXPENSES. Each Fund will pay all of its own expenses other than those that the Investment Managers or an affiliate of the Investment Managers assume. The expenses of each Fund will include, but will not be limited to, any fees and expenses in connection with the organization of each Fund, including any offering expenses; brokerage commissions; interest and fees on any borrowings by a Fund; expenses incurred with respect to due diligence (including, without limitation, the fees and expenses of outside operational due diligence professionals); fees and expenses of outside legal counsel (including fees and expenses associated with review of documentation for prospective investments by each Fund), including foreign legal counsel; independent registered public accounting firm fees; fees and expenses in connection with repurchase offers and any repurchases of Units; taxes and governmental fees (including tax preparation fees); custody fees; expenses of preparing, printing, and distributing the Prospectus, the SAI (and any supplements or amendments thereto), reports, notices, other communications to Partners, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Partners’ meetings; expenses of corporate data processing and related services (including software expenses); Partner recordkeeping and Partner account services, fees, and disbursements; fees and expenses of the Directors that the Investment Managers do not employ; insurance premiums; and extraordinary expenses such as litigation expenses. Each Fund will also bear, as a direct or indirect investor in the Master Fund, its allocable portion of the fees and expenses of the Master Fund, and in the case of the TEI Institutional Fund, the expenses of the Offshore Fund. Each Fund may need to sell portfolio securities to pay fees and expenses, which could cause the affected Fund to realize taxable gains.

Ongoing offering costs required by applicable accounting principles to be charged to capital that are incurred during a fiscal period will be charged to capital for the period.

FINANCIAL HIGHLIGHTS

The information contained in the table below for the year ended March 31, 2015, March 31, 2014, March 31, 2013, March 31, 2012 and March 31, 2011, sets forth selected information derived from each Fund’s financial statements for the fiscal years ended March 31 and have been audited by Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm. Deloitte’s report, along with each Fund’s financial statements and notes thereto, are incorporated by reference to each Fund’s annual report for the fiscal year ended March 31, 2015 previously filed on Form N-CSR on June 9, 2015 and are available upon request from each Fund. The information in the table below should be read in conjunction with those financial statements and the notes thereto.

The portfolio turnover rate is calculated based on the Master Fund’s investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, April 1, 2010	$88.91	$88.86
Income from investment operations:
Net investment income (loss)	(0.10)	0.30
Net realized and unrealized gain on investment transactions	6.00	5.53
Total from investment operations	5.90	5.83
Unit Value, April 1, 2011	94.81	94.69
Income from investment operations:
Net investment income (loss)	0.52	0.40
Net realized and unrealized gain on investment transactions	(3.14)	(3.05)
Total from investment operations	(2.62)	(2.65)
Unit Value, April 1, 2012	92.19	92.04
Income from investment operations:
Net investment income (loss)	0.21	0.17
Net realized and unrealized loss on investment transactions	4.28	4.05
Total from investment operations	4.49	4.22
Unit Value, April 1, 2013	96.68	96.26
Income from investment operations:
Net investment income (loss)	1.46	0.71
Net realized and unrealized gain on investment transactions	8.72	8.68
Total from investment operations	10.18	9.39
Unit Value, April 1, 2014	106.68	105.65
Income from investment operations:
Net investment income (loss)	2.48	2.44
Net realized and unrealized gain on investment transactions	4.35	4.35
Total from investment operations	6.83	6.79
Unit Value, March 31, 2015	$113.69	$112.44

ADJOURNED

Hatteras Core Alternatives Institutional Fund,	For the Years Ended March 31,
L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.12%	10.91%	4.87%	(2.77)%	6.64%
Performance Allocation	(0.73)%	(0.38)%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.39%	10.53%	4.87%	(2.77)%	6.64%
Net investment income (loss)(1)	1.98%	1.57%	0.60%	0.50%	0.14%
Operating expenses, excluding Performance Allocation(1),(2),(3)	1.62%	1.61%	1.54%	1.55%	1.53%
Performance Allocation(1)	0.73%	0.38%	0.00%	0.00%	0.00%
Net expenses(1)	2.35%	1.99%	1.54%	1.55%	1.53%
Limited Partners’ capital, end of year (000’s)	$154,963	$179,279	$197,612	$236,892	$238,675
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

(1) Ratios include allocations from the Master Fund.

(2) Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

(3) Ratios include other operating expenses of allocated credit facility fees and interest expense. For the years ended March 31, 2011-2015, and the ratios of credit facility fees and interest expense to average partners’ capital allocated from the Master Fund were, 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were, 1.43%, 1.47%, 1.46%, 1.52%, and 1.52%, respectively.

Hatteras Core Alternatives TEI Institutional Fund,	For the Years Ended March 31,
L.P.	2015	2014	2013	2012		2011
Total return before Performance Allocation	7.16%	10.73%	4.74%	(2.85)%		6.61%
Performance Allocation	(0.73)%	(0.98)%	(0.16)%	0.05	%(4)	(0.05)%
Total return after Performance Allocation	6.43%	9.75%	4.58%	(2.80)%		6.56%
Net investment income (loss)(1)	2.01%	0.82%	0.40%	0.46%		0.10%
Operating expenses, excluding Performance Allocation(1),(2),(3)	1.59%	1.75%	1.58%	1.62%		1.56%
Performance Allocation(1)	0.73%	0.98%	0.16%	(0.05	)%(4)	0.05%
Net expenses(1)	2.32%	2.73%	1.74%	1.57%		1.61%
Limited Partners’ capital, end of year (000’s)	$414,060	$478,238	$531,555	$624,547		$659,549
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%		25.12%

(1) Ratios include allocations from the Master Fund.

(2) Ratios calculated based on total expenses and average partners’ capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

(3) Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax. For the years ended March 31, 2011-2015, the ratios of allocated credit facility fees and interest expense to average partners’ capital were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively; and the ratios of withholding tax to average partners’ capital were 0.08%, 0.12%, 0.11%, 0.23%, and 0.09%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners’ capital were 1.38%, 1.42%, 1.39%, 1.44%, and 1.40%, respectively.

(4) Reverse accrued Performance Allocation from January 1, 2011 to March 31, 2011.

Fund Structure

FUNDS SUMMARY

This is only a summary. This summary does not contain all of the information that Investors should consider before investing in the Funds. Investors should review the more detailed information appearing elsewhere in this Prospectus and SAI, especially the information set forth under the heading “RISK FACTORS.”

The Funds and the Units

Hatteras Core Alternatives Institutional Fund, L.P. (the “Core Alternatives Institutional Fund”) is a closed-end, management investment company, organized as a Delaware limited partnership on June 20, 2006. Hatteras Core Alternatives TEI Institutional Fund, L.P. (the “TEI Institutional Fund”) is a closed-end, management investment company, organized as a Delaware limited partnership on June 20, 2006. The Core Alternatives Institutional Fund and the TEI Institutional Fund (together, the “Funds”) are classified as diversified. Limited partnership interests of the Funds were offered in private placement from January 1, 2007 until the Funds became publicly offered beginning on November 3, 2008. The Core Alternatives Institutional Fund invests substantially all of its assets in Hatteras Master Fund, L.P., a Delaware limited partnership (the “Master Fund”), which is also registered under the 1940 Act. The TEI Institutional Fund invests substantially all of its assets in the Hatteras Core Alternatives Offshore Institutional Fund, LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objective as the TEI Institutional Fund. The Offshore Fund invests substantially all of its assets in the Master Fund. The Master Fund invests substantially all of its assets with a number of independent trading advisers (“Advisers”) selected by Hatteras Funds, the Investment Manager of the Master Fund, and MCCM, the Sub-Advisor of the Master Fund, that are typically available on a collective basis to larger institutions. The Investment Managers primarily pursue the Funds’ objective by investing the Master Fund’s assets with each Adviser either by becoming a participant in an investment vehicle operated by the Adviser (each, an “Adviser Fund,” which includes exchange-traded funds (“ETFs”), hedge funds, private investment funds and other investment funds) or by placing assets in an account directly managed by the Adviser (each, an “Adviser Account”). See “Fund Structure” on prior page.

The General Partner

Hatteras Funds, LLC, the Investment Manager, also serves as the general partner of the Funds and of the Master Fund (in each case, the “General Partner”). The General Partner has irrevocably delegated to the boards of directors of the Funds (the “Boards”) its rights and powers to monitor and oversee the business affairs of the Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Funds’ business.

Investment Objective and Strategies

The Master Fund has the same investment objective as the Funds and the Offshore Fund, which is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets.

The Investment Managers

In their capacity as Investment Manager and Sub-Advisor, respectively, Hatteras Funds, LLC and Morgan Creek Capital Management, LLC provide day-to-day investment management services to the Master Fund. Hatteras Funds’ principal place of business is located at 6601 Six Forks Road, Suite 340, Raleigh, NC 27615, Telephone (888) 363-2324, Facsimile (816) 860-3138. MCCM’s principal place of business is located at 301 West Barbee Chapel Road, Suite 200, Chapel Hill, North Carolina, 27517, Telephone (919) 933-4004, Facsimile (919) 933-4048. Each of the Investment Managers is registered as an investment adviser with the SEC under the

Investment Advisers Act of 1940, as amended (the “Advisers Act”). As of May 31, 2015, approximately $2.1 billion of assets were under the management of Hatteras Funds and its affiliates. As of May 31, 2015, MCCM had assets under management of approximately $3.8 billion. In order to comply with applicable Cayman Islands law, Hatteras Funds holds a nominal, non-voting interest in the Offshore Fund. For further information, see Part 2 of Form ADV of Hatteras Funds, which is available on the SEC’s website and upon request to Hatteras Funds at (888) 363-2324, and Part 2 of Form ADV of MCCM, which is available on the SEC’s website and upon request to MCCM at (919) 933-4004.

Management Fee

The Master Fund pays Hatteras Funds a monthly management fee (“Management Fee”) equal to 1/12th of 1.00% (1.00% on an annualized basis) of the aggregate value of the Master Fund’s net assets as of the end of each month. The Management Fee is paid to Hatteras Funds before giving effect to any repurchase of interests in the Master Fund effective as of that date, and decreases the net profits or increases the net losses of the Master Fund that are credited to its interest holders, including each Fund. Although neither the Funds nor the Offshore Fund pay any direct investment management fee, the Funds and the Offshore Fund bear, as a result of their investment in the Master Fund, their allocable portion of the management fee charged to the Master Fund.

Performance Allocation

The General Partner of the Master Fund is allocated a performance allocation (calculated and accrued monthly and payable annually and calculated separately for the Core Alternatives Institutional Fund, the TEI Institutional Fund and each other fund that serves as a feeder fund to the Master Fund) equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative “hurdle amount,” which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90 day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the preceding calendar year (the “Performance Allocation”). The Performance Allocation is made on a “peak to peak,” or “high watermark” basis, which means that the Performance Allocation is made only with respect to new net profits. If, with respect to a Fund, the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. MCCM is entitled to a portion of the Performance Allocation received, by Hatteras Funds, from the Master Fund.

Fees of Advisers

Advisers will charge the Master Fund asset-based fees, and certain Advisers will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to both the fees that are charged by Hatteras Funds to the Master Fund and allocated to the Funds, and the Performance Allocation charged by the General Partner. Moreover, an investor in the Core Alternatives Institutional Fund bears a proportionate share of the expenses of the Master Fund and the Core Alternatives Institutional Fund and, indirectly, similar expenses of the Adviser Funds. Likewise, an investor in the TEI Institutional Fund bears a proportionate share of the expenses of the Master Fund, the Offshore Fund and the TEI Institutional Fund, and indirectly, similar expenses of the Adviser Funds.

Investor Qualifications

Each prospective investor in a Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” means an individual or company (other than an investment company) that has a net worth (or in the case of individuals, a joint net worth with their spouse) of more than $2,000,000 (excluding the value of the prospective investor’s primary residence), or that meets certain other qualification requirements. For more information see “INVESTOR QUALIFICATIONS.” In addition, Units are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.”

The Offering

The minimum initial investment in a Fund by any investor is $25,000, and the minimum additional investment in either Fund by a Partner is $5,000. However, the General Partner of each Fund, in its sole discretion, may accept investments below these minimums.

Units will generally be offered for purchase as of the first business day of each calendar month, except that Units may be offered more or less frequently as determined by the General Partner in its sole discretion. Potential investors should deposit monies in the capital account by wire transfer pursuant to instructions provided to them by the Funds.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Funds and notified to prospective investors. Pending the closing of any offering, funds received from prospective investors will be placed in an interest-bearing escrow account with UMB Bank, N.A., the Funds’ escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the applicable Fund on behalf of such investor. Any interest earned on escrowed amounts will be credited to such Fund.

A prospective investor must submit a completed investor application on or prior to the acceptance date set by the Funds. Each Fund reserves the right to reject, in its sole discretion, any request to purchase Units in the Fund at any time. Each Fund also reserves the right to suspend or terminate offerings of Units at any time at the applicable Board’s discretion. Additional information regarding the subscription process is set forth under “Investor Qualifications.” Investments in each Fund may be subject to a sales charge of up to 6.00% by Hatteras Capital Distributors, LLC (the “Distributor”). Hatteras Funds may waive or reduce the sales charge for its professional staff (e.g., portfolio managers and traders) and others in its sole discretion. Your financial intermediary may impose additional charges when you purchase Units of a Fund.

Fund Servicing Fee

Each Fund will pay Hatteras Funds, LLC (in such capacity, the “Servicing Agent”) for fund servicing in accordance with a fund servicing agreement. The Servicing Agent receives a monthly fund servicing fee (“Fund Servicing Fee”) equal to 1/12th of 0.10% (0.10% on an annualized basis) of the aggregate value of each Fund’s net assets as of the end of each month. The Fund Servicing Fee payable to the Servicing Agent will be borne pro rata by all Partners before giving effect to any repurchase of Units in a Fund effective as of that date, and will decrease the net profits or increase the net losses of the Fund that are credited to its Partners. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to service providers all or a portion of any such fees in its sole discretion. For more information see “FUND SERVICING FEE” above.

Distribution Policy

It is expected that distributions will generally not be made to Partners. However, the Board has the right to cause distributions to be made in cash or in-kind to the Partners in its sole discretion. Whether or not distributions are made, each Partner will be required each year to pay applicable federal, state and local income taxes on its allocable share of the Funds’ taxable income.

Closed-End Structure

Each Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that beneficial owners of a closed-end fund do not have the right to redeem their Units on a daily basis.

Repurchase Offers

In order to provide a limited degree of liquidity to the Partners, each Fund intends to conduct repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year, provided that it is in the best interests of the Fund and the Partners to do so as determined by the Board. In each repurchase offer, each Fund intends to offer to repurchase a percentage of its Units at its NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each, a “Valuation Date”), but in no event will more than 20% of the Units of a Fund be repurchased per quarter. For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter. If the value of Units tendered for repurchase exceeds the value a Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Units tendered. In such event, Partners will have their Units repurchased on a pro rata basis, and tendering Partners will not have all of their tendered Units repurchased by the Fund and such Partners would be required to submit tender requests in the next tender offer made by the Fund. Furthermore, such Partners’ tender requests would not take priority over any other requests in future tender offers. Partners tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by a Fund. A Partner participating in a repurchase offer may be subject to a repurchase fee payable to a Fund equal to 2.00% of the amount requested if such Partner has been a Partner for less than 12 months prior to the Valuation Date. See “TENDER OFFERS/OFFERS TO REPURCHASE.”

Risk Factors

An investment in a Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Core Alternatives Institutional Fund, through its investment in the Master Fund, and the TEI Institutional Fund, through its investment in the Master Fund through the Offshore Fund, primarily allocate their assets to Advisers and invest in Adviser Funds and Adviser Accounts that invest in and actively trade securities, commodities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with an investment in the Funds, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure, risks relating to compensation arrangements and risks relating to the limited liquidity of the Units. Additional risks include:

• Industry Concentration Risk
• Leverage
• Turnover
• Valuation of Adviser Funds
• Highly Volatile Markets
• Counter-Party Credit Risk
• Dilution

Accordingly, the Funds should be considered speculative investments, and you should invest in the Funds only if you can sustain a complete loss of your investment. Past results of the Investment Managers or their principals, the Funds or the Advisers are not indicative of future results. See “RISK FACTORS.”

USE OF PROCEEDS

Substantially all of the proceeds from the sale of Units, net of the Core Alternatives Institutional Fund’s and TEI Institutional Fund’s fees and expenses, will be invested in the Master Fund by the Core Alternatives Institutional Fund, and in the Master Fund through the Offshore Fund by the TEI Institutional Fund, to pursue its investment program and objectives as soon as practicable, but in no event later than three months after receipt, consistent with market conditions and the availability of suitable investments.

DISTRIBUTION ARRANGEMENTS

General. Hatteras Capital Distributors, LLC (the “Distributor”), located at 6601 Six Forks Road, Suite 340, Raleigh, North Carolina 27615, acts as principal underwriter to the Funds on a best-efforts basis, subject to various conditions, pursuant to distribution services agreements between each Fund and the Distributor (together, the “Distribution Agreement”). Units of the Core Alternatives Institutional Fund and the TEI Institutional Fund are offered with a maximum sales charge of 6.00%. The Distributor is also responsible for selecting brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements. The Distributor is an affiliate of Hatteras Funds and it also serves as the Master Fund’s placement agent.

Neither the Distributor nor any other party is obligated to buy from the Funds any of the Units. There is no minimum aggregate amount of Units required to be purchased in any offering. In addition, the Distributor does not intend to make a market in the Units.

The General Partner, Investment Managers, Distributor and/or their affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into selling agreements with the Distributor) from time to time in connection with the distribution of Units and/or the servicing of Unit holders. These payments will be made out of the General Partner’s, Investment Managers’, Distributor’s and/or affiliates’ own assets and will not represent an additional charge to a Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units in the Funds over other investment options. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Units. The Distribution Agreement also provides that the Funds will indemnify the Distributor and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act of 1933, as amended.

Units in each Fund are available to investors investing through broker/dealers and other financial intermediaries where the financial intermediary and/or the Servicing Agent has agreed to provide certain administrative services.

Sales Charge. Investments in the Funds may be subject to a sales charge of up to 6.00%, reduced according to the following schedule:

Hatteras Core Alternatives Institutional Fund

Hatteras Core Alternatives TEI Institutional Fund

	Sales Charge	Sales Charge
	as a % of	as a % of
Amount Invested	Offering Price	Amount Invested	Dealer Reallowance
$25,000 to $99,999	6.00%	6.38%	5.75%

$100,000 to $249,999	5.00%	5.26%	4.75%

$250,000 to $499,999	4.00%	4.17%	3.75%

$500,000 to $749,999	3.00%	3.09%	2.75%

$750,000 to $999,999	2.00%	2.04%	1.75%

$1,000,000 and above	1.00%	1.01%	0.75%

The sales charge will be in addition to each Partner’s purchase amount, and will not constitute part of a Partner’s capital contribution to a Fund or part of the assets of such Fund. No sales charge or a reduced sales charge is expected to be charged with respect to investments by Hatteras Funds and its affiliates, and their respective directors, principals, officers and employees and others in Hatteras Funds’ sole discretion. Your financial intermediary may impose additional charges when you purchase Units of a Fund.

ADDITIONAL SALES OF UNITS. Each Fund currently intends to accept initial and additional subscriptions of Units as of the first business day of each calendar month or at such other times as may be determined by the General Partner. The General Partner may discontinue accepting subscriptions for Units at any time. Any amounts received in connection with a subscription for Units will be promptly placed in an escrow account with UMB Bank, N.A., as the Funds’ escrow agent, prior to their investment in a Fund. Any interest earned on escrowed amounts will be credited to the Fund. All subscriptions for Units are subject to the receipt of cleared funds prior to the applicable purchase date in the full offering price. Although a Fund may accept, in its sole discretion, a subscription prior to receipt of cleared funds, a prospective Partner may not become a Partner until cleared funds have been received, and the prospective Partner is not entitled to interest or performance returns until accepted as a Partner. The prospective Partner must also submit a completed investor application before the applicable purchase date. Each Fund reserves the right to reject any offer to purchase Units and the Funds may, in their sole discretion, suspend subscriptions for Units at any time and from time to time.

Advisor Affiliates

Hatteras Funds (“Issuer”) has certain affiliated companies that offer retail brokerage accounts and/or investment advisory services. These broker dealers and investment advisers, consistent with their obligations under applicable law, determine the appropriateness of the investments for each client independently, based upon the facts and circumstances of each proposed sale or recommendation of independent financial advisers associated with these firms. However, these broker-dealers or investment advisers, as a result of the affiliation with Issuer, may have a financial interest in offering a security of Issuer. One or more of the affiliated broker dealers may also act as a soliciting dealer for other offerings sponsored directly or indirectly by Issuer or other affiliated companies. In accordance with Employee Retirement Income Security Act of 1974 (“ERISA”) affiliated investment advisers of Issuer may be required to waive certain fees for the advisory accounts that are covered by ERISA. Specifically, if these ERISA covered accounts invest in securities of affiliated issuers there may be a prohibition under ERISA from charging management fees for both the account and affiliated security. Please consult with your financial adviser or investment adviser about these fees if the account at the affiliated broker-dealer or investment adviser is covered by ERISA.

MANAGEMENT OF THE FUNDS

GENERAL. Each Fund is registered under the 1940 Act as a closed-end, diversified management investment company. The Core Alternatives Institutional Fund and the TEI Institutional Fund were formed as limited partnerships organized under the laws of the State of Delaware on June 20, 2006.

THE BOARD OF DIRECTORS. Each Fund and the Master Fund are governed by a Board, which is responsible for protecting the interests of the Partners under the 1940 Act. At least a majority of the members of each Board are independent directors. A Board is elected by Partners and meets periodically throughout the year to oversee the applicable Fund’s business, review its performance, and review the actions of the Investment Managers. “BOARDS OF DIRECTORS AND OFFICERS” in the SAI identifies the Directors and officers of each Fund and the Master Fund and provides more information about them.

The Offshore Fund has two members, the TEI Institutional Fund and Hatteras Funds (which holds only a nominal non-voting interest). The TEI Institutional Fund is the managing member of the Offshore Fund, and the non-managing member has delegated the day-to-day management and general oversight responsibilities of the Offshore Fund to the TEI Institutional Fund. The Offshore Fund therefore is effectively controlled by the Board of the TEI Institutional Fund.

THE INVESTMENT MANAGERS. The Hatteras Funds is the investment manager to the Master Fund, and MCCM became the sub-advisor to the Master Fund. The Investment Managers are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the MCCM Agreement and the Investment Management Agreement. Under the MCCM Agreement and the Investment Management Agreement (together, the “Agreements”), the Investment Managers are responsible for developing, implementing and supervising the Master Fund’s investment program. A discussion regarding the basis for the approval of the Boards of each of the Agreements for the Master Fund will be available in the Master Fund’s semi-annual report dated September 30, 2015.

David B. Perkins serves as the Chief Executive Officer of Hatteras Funds. Mr. Perkins founded the predecessor to the Hatteras Funds and its affiliated entities in September 2003 and served as such predecessor’s Chief Executive Officer from September 2003 through the closing of the Purchase. Hatteras Funds, along with its affiliated entities (collectively referred to as “Hatteras Funds Entities”) is a provider of unique alternative investment solutions for financial advisors and their clients. Hatteras Funds Entities believe that all investors should have access to the same sophisticated investment approach and superior portfolio management talent as the largest institutions. A boutique alternative investment specialist founded in 2003, Hatteras Funds offers a suite of innovative products designed to solve specific portfolio needs.

As of May 31, 2015, Hatteras Funds and its affiliates had assets under management of approximately $2.1 billion. MCCM is controlled by Mark W. Yusko, Founder, Chief Executive Officer and Chief Investment Officer of MCCM. MCCM was established in 2004 and offers investment management services for institutions, wealthy families and other registered investment funds. MCCM is a provider of customized investment solutions to clients in need of a targeted investment program, as well as discretionary strategies to assist clients in building investment programs based on the University Endowment Model. MCCM provides asset allocation, manager selection, and portfolio construction.

As of May 31, 2015, MCCM had assets under management of approximately $3.8 billion.

INVESTMENT COMMITTEE. The following biographies are of the members of the Investment Managers’ investment committee (the “Investment Committee”), which is primarily responsible for selecting Advisers and investments on behalf of the Investment Managers and allocating the Master Fund’s assets among them:

DAVID B. PERKINS, CAIASM

Chief Executive Officer, Hatteras Funds

Mr. Perkins is responsible for creating and implementing the strategic vision of Hatteras Funds. As a member of Hatteras’ Portfolio Management Team, Mr. Perkins oversees the firm’s investment process, including identification and optimization of investment strategies, risk management, process development and control, manager selection and due diligence, tactical and strategic asset allocation decisions, as well as strategic planning. Prior to founding Hatteras Funds, Mr. Perkins was the co-founder and Managing Partner of CapFinancial Partners, LLC, where his primary responsibilities included oversight and direction of the investment consulting process including strategic and tactical asset allocation and investment manager search and selection with a particular emphasis on alternative investment strategies. Mr. Perkins has more than two decades of experience in investment management consulting and institutional and private client relations and offers proven experience building, operating and leading client-focused businesses. Mr. Perkins received his Bachelor of Arts degree from the University of North Carolina at Charlotte and has earned the designation of Chartered Alternatives Investment Analyst (CAIA). Mr. Perkins has been a member of the Investment Committee since the Master Fund’s inception.

MARK W. YUSKO

Chief Executive Officer and Chief Investment Officer, Morgan Creek Capital Management, LLC

Mr. Yusko serves as the Chief Investment Officer for the Hatteras Core Alternatives Funds. Since July 2004, Mr. Yusko has served as Chief Executive Officer and Chief Investment Officer of Morgan Creek Capital Management, LLC, a registered investment advisor headquartered in Chapel Hill, NC. Previously, Mr. Yusko was President, Chief Investment Officer, and Founder of UNC Management Company (“UNCMC”), the endowment investment office for the University of North Carolina at Chapel Hill, from 1998 to 2004. Throughout his tenure at UNCMC, Mr. Yusko directly oversaw strategic and tactical asset allocation recommendations to the Investment Fund Board, investment manager selection, manager performance evaluation, spending policy management, and performance reporting. Total assets under management were $1.5 billion ($1.2 billion in endowment assets and $300 million in working capital). Until 1998, Mr. Yusko was the Senior Investment Director for the University of Notre Dame Investment Office, which he joined as the Assistant Investment Officer in October 1993. He worked with the Chief Investment Officer in all aspects of endowment management. Mr. Yusko received his Bachelor of Science degree, with honors, in Biology and Chemistry from the University of Notre Dame and a Masters of Business Administration degree in Accounting and Finance from the University of Chicago. Mr. Yusko has been a member of the Investment Committee since the Master Fund’s inception.

FRANK A. BURKE, CFA, CAIA

Director of Portfolio Management

Mr. Burke’s primary responsibilities include portfolio management, hedge fund due diligence and working closely with investment advisory relationships for the Hatteras Core Alternatives Funds. Prior to joining Hatteras Funds and its affiliates in 2011, Mr. Burke was an independent financial planner and portfolio consultant from 2008 to 2011 and employed at GenSpring Family Offices from 2007 to 2008. Prior to2007, he was employed at Wells Fargo Family Wealth (formerly Calibre Investment Consulting), where he managed portfolios and conducted traditional and alternative manager due diligence. Mr. Burke has also served as a financial planner for high net worth individuals at Asset Management Group and he was employed at Fidelity Investments in Boston, where his responsibilities were competitive analysis and research on the mutual fund industry. Mr. Burke received his Bachelor of Science degree from Villanova University and his MBA from the Fuqua School at Duke University. Mr. Burke has also earned the Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA) designations.

MIKE HENNESSY

Managing Director, Morgan Creek Capital Management, LLC

Mike Hennessy is a Co-founder of Morgan Creek Capital Management, LLC and serves as the Director of Investments. In this role, Mr. Hennessy provides oversight to the Private Investments Group at MCCM, and acts as a Portfolio Strategist on portfolios beyond private investments, including work with MCCM’s advisory clients and proprietary funds. Prior to joining MCCM in 2004, Mr. Hennessy was Vice President and a founding member of UNC Management Company. Primary areas of responsibility included domestic equity, international and emerging markets equity, opportunistic equity, absolute return, fixed income, enhanced fixed income and private investments. Mr. Hennessy also assisted in developing overall investment objectives as well as strategic and tactical asset allocation for the funds. Mr. Hennessy was responsible for monitoring both public and private individual managers and overall portfolio performance, as well as risk management. Prior to joining UNC in 1999, Mr. Hennessy was an Investment Director at Duke Management Company (Duke University) where he assisted in the management of multi-billion portfolios across all Private asset strategies of various University-related investment pools. Before joining Duke in 1991, Mr. Hennessy was an Associate at Smith Breeden Associates, a quantitative investment management firm with offices in Chapel Hill, NC, and Boulder, CO. Mr.

Hennessy received his Master of Business Administration with a concentration in Finance from the Fuqua School of Business at Duke University and he also holds a Bachelor of Science Degree in Philosophy, Psychology and Mathematics from the College of William and Mary. Mr. Hennessy is Treasurer of Duke University Federal Credit Union, a member of the Investment Committee at the Carolina Friends School, a member of the Investment Committee College of William & Mary Foundation Board of Trustees and Chair of its Investment Committee. With respect to the Master Fund, Mr. Hennessy has been a member of the Investment Committee since March 28, 2013.

JOSH TILLEY

Principal, Morgan Creek Capital Management, LLC

Josh Tilley is a Principal of Investments at Morgan Creek Capital Management, LLC and one of the founding members of MCCM’s investment team with a primary focus on public investments. Mr. Tilley is responsible for the management and construction of portfolios across MCCM’s various investment solutions, including related research and analysis that spans a number of different asset classes and sub-strategies. Prior to joining MCCM in 2004, Mr. Tilley served as an Associate in the Public Investments Division at UNC Management Company. Mr. Tilley functioned in various capacities, including research and due diligence that contributed to individual manager selection, overall portfolio strategy and tactical asset allocation decisions. Prior to joining UNC in 2003, Mr. Tilley was an Analyst in the Investment Banking Division at Lehman Brothers where he worked to complete transactions totaling in excess of $6 billion across Lehman’s multiple product lines. Mr. Tilley received his Bachelor of Science in Business Administration, with distinction, from the University of North Carolina at Chapel Hill. With respect to the Master Fund, Mr. Tilley has been a member of the Investment Committee since March 28, 2013.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

THE FUNDS’ INVESTMENT OBJECTIVE. The Master Fund has the same investment objective as the Funds and the Offshore Fund, which is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Funds’ secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objective, the Core Alternatives Institutional Fund will invest substantially all of its assets in the Master Fund, and the TEI Institutional Fund will invest substantially all of its assets in the Offshore Fund, which will invest substantially all of its assets in the Master Fund. The Master Fund invests substantially all of its assets with Advisers selected by the Investment Managers. Generally, the Investment Managers intend to select Advisers that collectively employ widely diversified investment strategies (e.g., allocate to a spectrum of alternative investments).

ALLOCATION. To pursue their objective, the Core Alternatives Institutional Fund invests in the Master Fund, and the TEI Institutional Fund invests in the Master Fund indirectly through the Offshore Fund. The Master Fund utilizes investment strategies and uses Advisers that are typically available on a collective basis to larger institutions. The Investment Managers primarily pursue the Funds’ objective by allocating the Master Fund’s assets with Advisers by the Master Fund becoming an investor in an Adviser Fund. However, the Investment Managers may place the Master Fund’s assets in an account directly managed by an Adviser (“Adviser Account”). Generally, the Investment Managers intend to select Advisers that invest in investment strategies within hedge fund strategies and private investment strategies. However, the Investment Managers may also retain Advisers who invest in other investment strategies. These investments may be accomplished in various ways including direct investments and indirect investments such as through derivative transactions including swaps and options. Although it is not required to do so, the Investment Managers anticipate that the Master Fund will typically utilize at least 50 different Advisers. The Investment Managers are responsible for determining the amount of assets to be allocated to each Adviser and for reallocating assets among new and existing Advisers. Advisers may invest in a wide range of instruments and markets, including, but not limited to, U.S. and non-U.S. equities and equity-related instruments (including, without limitation, common and preferred stock, warrants, options, convertible stock and restricted securities), currencies, commodities, real estate, financial futures, fixed income, debt-related instruments (including corporate debt instruments), high yield bank loans, as well as securities and other financial instruments issued or guaranteed by the U.S. government or a federal agency or instrumentality, or by a non-U.S. government, agency or instrumentality. Advisers may also invest in repurchase and reverse repurchase agreements, securities lending agreements, futures contracts, spot and forward contracts, options, swaps, and hybrid, synthetic and derivative instruments.

In addition to benefiting from the Advisers’ individual investment strategies, each Fund expects to achieve the benefits of the Master Fund’s broad allocation of its assets among a carefully selected group of Advisers across numerous markets and investment strategies. The Investment Managers expect that by investing through multiple Advisers and across multiple investment strategies, the Master Fund may significantly reduce the volatility inherent in a more concentrated portfolio that is invested in fewer Advisers and/or strategies.

Notwithstanding the above, the Master Fund may, from time to time and subject to applicable law, invest directly in securities of operating companies, including, without limitation, in portfolio companies held by one or more Adviser Funds (whether or not the investment is sourced from an Adviser Fund in which the Master Fund is currently invested).

ACCESS. Many Adviser Funds are organized as limited partnerships that are not required to register under the 1940 Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such Adviser Funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such Adviser Funds. Many of these Adviser Funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Advisers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in a Fund enables investors to invest, through the Master Fund’s investments, with Advisers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in a Fund also enables investors to invest with a cross-section of investment strategies without incurring the high minimum investment requirements that Advisers typically would impose on investors.

CAPITAL ALLOCATION DECISIONS. The Funds expect the Master Fund to allocate its assets broadly among various investment strategies, and to have target ranges for the allocation of capital among such investment strategies. However, the allocation ranges provide the latitude for the Investment Managers to allocate more or less capital to a particular investment strategy depending on the Investment Managers’ beliefs about the opportunities for attractive risk-adjusted returns afforded by that investment strategy over a given investment time horizon. In making such allocation decisions, the Investment Managers will consider national and international economic and geopolitical conditions, the risks incident to the investment strategy and the return opportunities for such strategy (among other considerations) and gauge these factors versus the relative opportunities with other investment strategies and the need for a broad portfolio to reduce risk (as measured by volatility).

The Funds’ investment objective is non-fundamental and may be changed by the Board without the approval of the Partners. Except as otherwise stated in this Prospectus or the Limited Partnership Agreement of a Fund, the investment policies, allocation ranges, strategies and restrictions of the Funds are not fundamental and may be changed by the Board without the approval of the Partners. The Funds’ principal investment policies and strategies are discussed below.

INVESTMENT STRATEGIES

The Core Alternatives Institutional Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Fund, which in turn will invest its assets in Adviser Funds managed by Advisers, with the objective of adding additional Adviser Funds as the Master Fund’s assets grow and the need to diversify among additional Adviser Funds increases. The TEI Institutional Fund seeks to achieve its investment objective by investing substantially all of its assets in its corresponding Offshore Fund, which in turn will invest its assets in the Master Fund, which in turn will invest its assets in Adviser Funds managed by Advisers, with the objective of adding additional Adviser Funds as the Master Fund’s assets grow and the need to diversify among additional Adviser Funds increases. The following is a description of each of the investment strategies within the hedge fund and private investment strategies in which the Advisers will invest:

STRATEGY

HEDGE FUND STRATEGIES

• Long/Short Equity

• Sector Specialist

• High Yield Debt

• Distressed Securities

• Structured Credit

• Opportunistic Credit

• Event Driven Arbitrage

• Convertible Arbitrage

• Merger Arbitrage

• Fixed Income Arbitrage

• Volatility Arbitrage

• Statistical Arbitrage

• Global Macro/ Managed Futures

The Long/Short Equity strategy primarily involves investments in publicly traded equity instruments. This strategy involves identifying securities that are mispriced relative to related securities, groups of securities, or the overall market. Advisers that manage Long/Short Equity Adviser Funds generally derive performance by establishing offsetting positions (a “long” and “short” position) based on perceived disparities in the relative values of the positions or portfolio of positions. Unlike “long only” managers, Long/Short Equity Advisers will almost always have “short” positions in stocks, and may also use a variety of other tools designed to enhance performance (e.g., leverage), mitigate risk and/or protect profits (e.g., market “puts” and “calls,” etc.). An Adviser within the strategy may run a net “long” position; provided, however, that the net “long” position will typically be less than those included in a traditional “long” equity portfolio.

Investments may represent short-term trading opportunities or a longer-term fundamental judgment on the relative performance of a security. The Investment Managers believe key capabilities in long/short equity investing are in-depth fundamental and regulatory analysis, industry experience, and/or valuation and financial modeling. It is important to note that an Adviser may employ all or a portion of these capabilities in constructing its portfolio. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The Sector Specialist strategy involves investing in companies in specific market sectors, such as the financial, technology, healthcare, real estate, energy or natural resource sectors.

The High Yield Debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. Thus, in the event that such a company is experiencing financial difficulties (which is generally the case), the Investment Managers believe it is important to determine the following: (1) the capital structure of the company (particularly debt that is senior to the debt issuance being considered); (2) the asset base of the company (what would be realized in a distressed liquidation, which is generally less than what the assets would be worth in a more orderly disposition); and (3) whether such a liquidation would cover senior obligations and generate sufficient proceeds to repay the debt instrument being purchased. This would represent the liquidation value of the company and give the High Yield Debt Adviser the “downside” case. In addition, the High Yield Debt Adviser would typically analyze the company to determine the ability of the company to correct any operational difficulties, weather a recession or downturn in its industry or otherwise return to operational health. This requires strong fundamental analysis to determine the company’s current health, its prospects for returning to financial health based on current trends or management plans, and the current and prospective operational and economic environment (“fundamental analysis”). In other contexts, a high yield instrument may be issued by a company that still is an investment grade company (typically in the lower end of investment grade) but may have a specific contingent liability clouding its horizon (e.g., underfunded pension obligations), be in an industry that is experiencing significant turmoil, be in a troubled region of the world, etc. Thus, the Investment Managers believe a critical aspect of investing in high yield fixed income instruments is analyzing these type and other types of exogenous events. High Yield Debt Advisers will generally consider, among other factors, the price of the security, the prospects of the issuer, the company’s history, management and current conditions when making investment decisions. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

Distressed Securities strategies entail investing in the debt of companies experiencing significant financial or operational difficulties that often lead to bankruptcies, exchange offers, workouts, financial reorganizations, and other special credit event-related situations. These companies are generally experiencing even greater difficulties than companies in the “high yield” category. These securities generally trade at significant discounts to par value because of these difficulties and because certain classes of investors are precluded, based on their investment mandates, from holding low-credit instruments. Profits are generally made based on two kinds of mispricings: (1) fundamental or intrinsic value; and (2) relative value between comparable securities. The Investment Managers believe that the main competencies required to successfully implement these strategies lie in correctly valuing the intricacies of distressed businesses and industries as well as in adequately assessing the period over which the capital will be invested.

Distressed Securities Advisers may seek to identify distressed securities in general or focus on one particular segment of the market (such as the senior secured debt sector, subordinated notes, trade claims or distressed real estate obligations) depending on their expertise and prior experience. Additionally, Distressed Securities Adviser Funds may be diversified across passive investments in the secondary market, participations in merger and acquisition activity, or active participation in a re-capitalization or restructuring plan. It is important to note that some or all of these factors may not be included in the construction of this portion of the portfolio. Distressed Securities Advisers may actively attempt to modify or improve a restructuring plan with the intent of improving the value of such securities upon consummation of a restructuring. Additionally, they may take an active role and seek representation in management on a board of directors or a creditors’ committee. In order to achieve these objectives, Distressed Securities Advisers may purchase, sell, exchange, or otherwise deal in and with restricted or marketable securities including, without limitation, any type of debt security, preferred or common stock, warrants, options, and hybrid instruments.

Advisers utilizing the Structured Credit strategy invest in tranched securities issued by synthetic collateralized debt obligations by creating custom securities to take both long and short positions in credits. Such investments include residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other collateralized debt obligations (“CDOs”).

CDOs are debt instruments backed by a pool of other debt securities. CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust or other special purpose entity that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Each mortgage pool underlying residential and commercial mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by mortgages or deeds of trust or other similar security instruments creating a lien on owner occupied and non-owner occupied residential, commercial or mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed-income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets.

Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Opportunistic Credit Advisers take long or short positions in credit markets. This strategy includes global debt investing, which involves purchasing debt securities including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. Governments; or debt securities guaranteed by non-U.S. Governments or any agencies thereof. Global debt investing generally consist of Adviser Funds investing in global fixed income portfolios and/or emerging markets debt securities. The Master Fund may invest in more than one Opportunistic Credit Adviser Fund, with a goal of gaining diversification.

Event Driven Arbitrage centers on investing in securities of companies facing a major corporate event. The goal is to identify securities with a favorable risk-reward ratio based on the probability that a particular event will occur. Such events include, but are not limited to, corporate events, such as restructurings, spin-offs and significant litigation (e.g., tobacco litigation). Opportunities in this area are created by the reluctance of traditional investors to assume the risk associated with certain corporate events.

The Convertible Arbitrage strategy typically involves the purchase of a convertible debt or preferred equity instrument (an instrument that is effectively a bond or has a fixed obligation of repayment with an embedded equity option, non-detachable warrants or an equity-linked or equity-indexed note) concurrent with the short sale of, or a short over-the-counter derivative position in, the common stock of the issuer of such debt instrument. Investment returns are driven by a combination of an attractive coupon or dividend yield, interest on the short position and the level of the underlying stock’s volatility (which directly affects the option value of the security’s conversion feature). The Investment Managers believe that some of the key capabilities necessary to successfully run a Convertible Arbitrage portfolio include, among other things: reviewing the convertible market for attractive investment opportunities, accurately modeling the conversion option value, and in-depth fundamental credit analysis in building and managing the Convertible Arbitrage portfolio.

The Master Fund may invest with one or more Advisers with exposure in the Convertible Arbitrage strategy to provide greater diversification across markets (U.S. and non-U.S. issues), sectors, credit ratings, and market capitalizations.

The Merger Arbitrage strategy involves taking short and long investment positions in the stock of acquiring and target companies upon the announcement of an acquisition offer. Acquisitions are typically paid for in stock, cash or a combination thereof. Therefore, when an acquisition is announced, the acquiring company (“Acquiror”) will establish a price per share of the company being acquired (“Target”) in cash (per share cash price), stock (a share ratio is established) or a combination thereof. Typically, the Target is traded for less than the price being paid (in either cash or stock) prior to the announcement. When the announcement is made, the Target’s stock price will typically increase but still trade at a discount to the price being offered by the Acquiror. This discount — and the size of the discount — is principally a function of three factors: (1) the risk that the acquisition will not close; (2) the time frame for closing (i.e., the time value of money); and (3) the amount of liquidity or capital being deployed by merger arbitrageurs and other investors. Accordingly, if a merger arbitrageur or investor believes that the risk of the acquisition not closing is not significant relative to the returns that can be generated by the “spread” between the current stock price of the Target and the price being offered by the Acquiror, the merger arbitrageur or investor will generally buy shares of the Target and “short” shares of the Acquiror in a stock-for-stock transaction. When the deal closes, the risk premium vanishes and the Adviser’s profit is the spread.

Fixed Income Arbitrage is designed to identify and exploit anomalous (typically based on historical trading ranges) spreads in the prices of related securities. Such disparities, or spreads, are often created by imbalances in supply and demand of different types of issues (for example, agency securities relative to U.S. Treasury securities). A combination of macroeconomic analysis, political risk analysis, analysis of government policy and sophisticated financial modeling is oftentimes used to identify pricing anomalies. A typical arbitrage position consists of a long position in the higher yield, and therefore lower priced, security and a short position in the lower yield, higher priced security. For example, agency securities with a similar duration as U.S. Treasury bills have over time established a relatively well defined trading range and carry a higher interest rate or yield. When agency securities trade at a discount to this range (e.g., when there is discussion about whether agencies should continue to receive a U.S. government guarantee), such agency securities will trade at a higher than normal discount to U.S. Treasury securities (reflected by a higher current yield in agency securities). Accordingly, in such a situation, an Adviser would typically buy the agency securities “long” and then “short” the U.S. Treasury securities. When the spread narrows or becomes more in line with historical norms, the Adviser generates a profit by closing its position. In general, these fixed income investments are structured with the expectation that they will be non-directional and independent of the absolute levels of interest rates. As interest rate exposure is typically “hedged out,” these strategies generally exhibit little to no correlation to the broader equity and bond markets.

Fixed Income Arbitrage may also include buying fixed income or yield bearing instruments “long” with a higher coupon or yield and “shorting” a shorter duration instrument with a lower coupon. The Adviser typically makes a “spread” on the difference between the higher yielding “long” position and the lower yielding “short” position. Investment banks may allow an Adviser to use significant leverage in these positions (particularly if the instruments are investment grade corporate securities or government securities).

Volatility Arbitrage entails the use of derivative investments and can be used on both a stand-alone basis and as a hedging strategy in conjunction with other investment strategies. As a stand-alone strategy, exchange-traded domestic or global index options and/or options on futures contracts are used to exploit anomalies in the pricing of volatilities in related assets. There are several well-defined related securities and/or asset classes that Volatility Arbitrage Advisers typically follow to determine when they are out of their historical trading ranges. By continually monitoring these relationships, the Adviser can attempt to identify when the securities or asset classes trade out of their normal trading range and can put a trade on when there has not been a fundamental, or exogenous, change in the relationship. This strategy thus seeks to profit when overall market index volatility declines, reverting back to a more normal historical range. As an adjunct strategy, these same derivative instruments can be used to manage risk and enhance returns on investments made utilizing other strategies.

Statistical Arbitrage strategies seek to profit from offsetting long and short positions in stocks or groups of related stocks exhibiting pricing inefficiencies that are identified through the use of mathematical models. The strategy primarily seeks out these inefficiencies by comparing the historical statistical relationships between related pairs of securities (e.g., intra-industry or competitor companies). Once identified, the Adviser will establish both long and short positions and will often utilize leverage as the identified discrepancies are usually very slight in nature. A strong reliance on computer-driven analysis and relatively minute pricing inefficiencies are what typically separate this strategy from a more traditional long/short equity strategy. Though typically market neutral in nature, a Statistical Arbitrage portfolio’s gross long and short positions may be significantly large and portfolio turnover can often be high.

In addition to identifying related pairs of securities, statistical arbitrageurs will also seek out inefficiencies in market index constructions. This index arbitrage strategy is designed to profit from temporary discrepancies between the prices of the stocks comprising an index and the price of a futures contract on that index. For example, by buying the 500 stocks comprising the S&P 500 Index and simultaneously selling an S&P 500 futures contract, an investor can profit when the futures contract is expensive relative to the underlying basket of stocks based on statistical analysis. Like all arbitrage opportunities, index arbitrage opportunities typically disappear once the opportunity becomes better-known and other investors act on it.

Advisers utilizing the Global Macro/Managed Futures strategy typically seek to generate income and/or capital appreciation through a portfolio of investments focused on macro-economic opportunities across numerous markets and instruments. This strategy may include positions in the cash, currency, futures and forward markets. These Advisers employ such approaches as long/short strategies, warrant and option arbitrage, hedging strategies, inter- and intra-market equity spread trading, futures, options and currency trading, and emerging markets (debt and equity) and other special situation investing. Trading positions are generally held both long and/or short in both U.S. and non-U.S. markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used. With a broader global scope, returns to the Global Macro/Managed Futures strategy generally exhibit little to no correlation with the broader domestic equity and bond markets. Advisers that are CTAs are registered with the Commodity Futures Trading Commission and generally actively trade futures and options on futures to manage portfolios.

PRIVATE INVESTMENT STRATEGY

PRIVATE INVESTMENTS

• Private Equity

• Private Real Estate

• Private Energy and Natural Resources

Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity strategy seeks to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Master Fund will attempt to invest in a group of Adviser Funds that vary widely in sector, size, stage (venture, mezzanine, etc.), duration, liquidity, and the extent to which the Advisers take an active role in managing and operating the business. Additionally, it is expected that Adviser Funds will engage in both direct investment and co-investment private equity deals. The Investment Managers believe that the key capabilities necessary to successfully structure private equity transactions include, among other things: comprehensive business operations analysis; competitive industry landscape analysis; legal, environmental and other contingent liability analysis; ability to gauge management skill and effectiveness; ability to align interests of company management and the Adviser Fund; and ability to ascertain the optimal financing vehicle and structure.

Investment in the Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund).

Adviser Funds that are private partnerships that invest in real estate typically offer the opportunity to generate high absolute returns, but without the liquidity offered by REITs. These Adviser Funds will invest mainly in established properties with existing rent and expense schedules or in newly constructed properties with predictable cash flows or in which a seller agrees to provide certain minimum income levels. On occasion, these Adviser Funds may invest in raw land, which may be acquired for appreciation or development purposes. These Adviser Funds typically provide their investors with a current yield (generally from rental or lease income on properties) and will often seek to generate capital gains through the sale of properties. However, these Adviser Funds often do not provide their investors with the right to redeem their investment in the Adviser Fund, thus the investors only gain liquidity in their investment though the distribution of rental income and the ultimate liquidation or sale of real estate assets held by the Adviser Fund.

Adviser Funds may additionally invest in foreign real estate or real estate-related investments. The Master Fund will consider the special risks involved in foreign investing before investing in foreign real estate and will not invest unless an underlying Adviser Fund has exhibited prior expertise in the foreign markets in which it invests.

Investment in the Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies. The types of companies included within the “energy” sector will include a diverse range of energy industry sectors, including: oilfield service and equipment manufacturing sectors; exploration and production; technology, pipelines and storage; and power generation and transmission. Securities issued by private partnerships investing in energy or natural resources may be more illiquid than securities issued by other Adviser Funds generally, because the partnerships’ underlying energy and natural resources investments may tend to be less liquid than other types of investments. Also, Adviser Funds in the Private Energy and Natural Resources strategy may invest in other natural resources, such as timberlands, basic metals (e.g., iron, aluminum, and copper), precious metals (e.g. gold, silver, platinum and palladium) and other basic commodities.

OVERVIEW OF INVESTMENT PROCESS

MANAGER CRITERIA; PORTFOLIO CONSTRUCTION. The Funds strive to maintain a broad allocation of their assets, both with regard to allocation of assets among Advisers and also allocation of assets among various investment strategies, as set forth below. In general, studies indicate that a broadly allocated portfolio enables an investor to generate more consistent returns than one that is more concentrated. Accordingly, a broad allocation of assets is generally noted as a means to reduce investment risk as measured by volatility. Correspondingly, while a broad allocation of assets generally lowers volatility and helps to mitigate the risk of investment losses, an unconcentrated portfolio is subject to limitations on its ability to generate relatively high investment returns than a more concentrated portfolio can sometimes generate. Accordingly, an unconcentrated portfolio may be appropriate for investors that want less volatility in their portfolio and are willing to accept relatively lower, but generally more consistent, returns than a portfolio concentrated in very few investment strategies or Advisers.

In general, the Master Fund seeks to allocate its assets in two ways: (1) allocation among various investment strategies; and (2) allocation among Advisers. The Master Fund may allocate assets to more than one Adviser Fund sponsored by the same Adviser, such as in the event that an Adviser sponsors Adviser Funds in various investment strategies.

MANAGER DIVERSIFICATION. The Investment Managers define “manager risk” as the risk that an Adviser will not generate the returns commensurate with the mean of the Adviser’s peer group (e.g., same investment strategy and investment style) because of (a) poor fundamental analysis and/or security selection, (b) market timing, (c) management turnover within the Adviser or (d) other factors or circumstances that affect that Adviser’s performance specifically that are not caused by market conditions within the Adviser’s investment strategy generally. Manager risk may be reduced by, among other things, due diligence conducted on the Advisers and diversifying across multiple Advisers within the same or similar investment strategy.

Accordingly, the Investment Managers, on behalf of each Fund, generally attempt to allocate assets among multiple Advisers to achieve an appropriately broad allocation among investment strategies and also among Advisers. The Master Fund generally does not invest assets that, at the time invested, represent more than 5% of its net assets with any one Adviser Fund or 15% of its net assets with any family of funds known by the Investment Managers to be managed by the same Adviser. It is important to note, however, that the Master Fund may invest less than 5% of its net assets with an Adviser Fund or 15% of its assets with an Adviser, and through appreciation of the Adviser Fund or Funds or depreciation of the other Adviser Funds owned by the Master Fund, these limitations may be exceeded. In such a case, the Investment Managers will reduce the Master Fund’s exposure to such Adviser Fund or Adviser, as the case may be, as soon as reasonably practicable. In addition, the Master Fund shall not invest capital, which at the time invested, represents more than 10% of an Adviser Fund’s assets. For purposes of this calculation, an Adviser Fund’s assets shall be deemed to include the assets in all of the Adviser’s accounts that are managed using a strategy substantially similar to the Adviser Fund.

ALLOCATION AMONG INVESTMENT STRATEGIES. The allocation ranges are generally intended to be approximately as follows during normal market conditions. However, the actual allocations may vary from the ranges from time to time, including for substantial periods of time, when the Investment Managers deem such variances appropriate from a portfolio management standpoint.

	Range
Investment Strategy	Min.	Target	Max.
Hedge Fund Strategies	40%	60%	80%
Private Investment Strategy (1)	20%	40%	60%

(1) Securities issued by Adviser Funds in the Private Investment Strategy may be more illiquid than securities issued by other Adviser Funds generally because such partnerships’ underlying investments may tend to be less liquid than other types of investments. The Investment Managers anticipate that attractive opportunities to invest in such partnerships will typically occur only periodically, as the Advisers in this investment strategy often only raise capital for new partnerships when existing partnerships are substantially invested.

INVESTMENT MANAGERS’ RIGHT TO ALTER ALLOCATION RANGES. Subject to the Limited Partnership Agreement of each Fund, the Investment Managers may, in their discretion, change or modify the allocation ranges from time to time.

DUE DILIGENCE AND SELECTION OF ADVISERS

GENERAL. It is the responsibility of the Investment Managers to research and identify Advisers, to satisfy themselves as to the suitability of the terms and conditions of the Adviser Funds and to allocate or reallocate the Master Fund’s assets among Advisers and investment strategies. In the event that the Master Fund has one or more sub-advisers, it is also the responsibility of the Investment Managers to negotiate the investment subadvisory agreements, subject to requisite approval by the Partners or SEC exemptive relief from such requirements. There can be no assurance that the Funds will seek, or that the SEC will grant, such exemptive relief. The Investment Managers allocate the Master Fund’s assets among Advisers using the diverse knowledge and experiences of the Investment Committee members to assess the capabilities of the Advisers and to determine an appropriate mix of investment strategies, sectors and styles given the prevailing economic and investment environment. The Advisers with which the Master Fund invests may pursue various investment strategies and are subject to special risks. See “RISK FACTORS — GENERAL RISKS” and “RISK FACTORS — INVESTMENT-RELATED RISKS.”

PROCESS OF PORTFOLIO CONSTRUCTION. The Investment Managers generally intend to employ a multi-step process in structuring and monitoring the Master Fund’s portfolio.

Step 1: The Investment Managers will attempt to develop a pool of potential Adviser Funds to consider for investment. The Investment Managers will use their expertise and contacts in the investment management industry, along with third party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2: The Investment Managers will attempt to identify potential Adviser Funds based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Investment Managers may undertake a variety of analyses to screen prospective Adviser Funds. Quantitative considerations may include, among other things, an analysis of each Adviser Fund’s return, risk (as measured by the volatility of a prospective Adviser Fund’s returns), drawdowns (any period during which a prospective Adviser Fund’s value is below its previous highest value—that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Adviser Fund’s return and the return of other Adviser Funds or certain markets) on both an individual basis and relative to its associated strategy. In addition, the Investment Managers may consider certain historical portfolio information for each prospective Adviser Fund.

The potential Adviser Funds may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Advisers.

Step 3: Once a broad pool of potential Adviser Funds has been identified, the Investment Managers then determine an allocation for the Master Fund’s assets across the pool, consistent with the allocation ranges then in effect. In creating the Master Fund’s allocation targets (which shall be within the allocation ranges then in effect), the Investment Managers will analyze the performance results associated with each potential Adviser Fund and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Adviser Fund over time. The Investment Managers may also analyze existing and developing market, economic, and/or financial trends.

Step 4: The fourth step will see this due diligence effort revisited from time to time for the life of the Master Fund. The Investment Managers intend to monitor the overall level of assets managed, the estimated capacity of each Adviser Fund, any management or firm ownership changes and the adherence to the pre-defined strategy and risk/return targets set forth when the investment was made. The Investment Managers will regularly monitor the returns of each Adviser Fund in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Adviser Fund or investment strategy, as applicable. If any Adviser Fund’s returns fall outside certain limits established by the Investment Managers, the Investment Managers may carry out a formal review of the Adviser Fund to determine if a reallocation of the Master Fund’s assets is necessary. In addition, the Investment Managers will also seek to add Adviser Funds that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Funds or other Adviser Funds within that particular investment strategy.

RISK FACTORS

All investments carry risks to some degree. The Funds cannot guarantee that their investment objective will be achieved or that the Master Fund’s strategy of investing in the Adviser Funds will be successful. Investments In The Funds Involve Substantial Risks, Including The Risk That The Entire Amount Invested May Be Lost. The Core Alternatives Institutional Fund, through its investment in the Master Fund, and the TEI Institutional Fund, through its investment in the Offshore Fund and Master Fund, allocate their assets to Advisers and invest in Adviser Funds (or open Adviser Accounts) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques that may involve significant risks. Various other types of risks are also associated with investments in the Funds, including risks relating to the fund of funds structure of the Master Fund, risks relating to the master-feeder structure of the Funds, risks relating to compensation arrangements and risks relating to the limited liquidity of the Units. In addition, Partners should be aware that by combining the Prospectus of each Fund into this one document, there is the possibility that one Fund may be liable for any misstatements in the Prospectus about the other Fund. To the extent a Fund incurs such liability, a Partner’s investment in the Fund could be adversely affected.

GENERAL RISKS

LACK OF OPERATING HISTORY OF ADVISER FUNDS. Certain Adviser Funds may be newly formed entities that have no operating histories. In such cases, the Investment Managers may evaluate the past investment performance of the applicable Advisers or of their personnel. However, this past investment performance may not be indicative of the future results of an investment in an Adviser Fund. Although the Investment Managers, their affiliates and their personnel have considerable experience evaluating the performance of alternative asset managers and providing manager selection and asset allocation services to clients, the Funds’ investment programs should be evaluated on the basis that there can be no assurance that the Investment Managers’ assessments of Advisers, and in turn their assessments of the short-term or long-term prospects of investments, will prove accurate. Thus, the Funds may not achieve their investment objective and each Fund’s NAV may decrease.

MASTER/FEEDER STRUCTURE. The Master Fund may accept investments from other investors (including other feeder funds), in addition to the Funds. The Master Fund currently has other investors that are feeder funds, and it may have additional investors in the future, including feeder funds managed by the Investment Managers or affiliates thereof. Because each Fund and the Master Fund, as well as any other feeder fund, can set its own transaction minimums, feeder-specific expenses, and other conditions, one fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than the Funds. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund will have more voting power than each Fund over the operations of the Master Fund. If other feeder funds tender for a significant portion of their interests in a repurchase offer, the assets of the Master Fund will decrease. This could cause each Fund’s expense ratio to increase to the extent contributions to the Master Fund do not offset the cash outflows.

INDUSTRY CONCENTRATION RISK. Adviser Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Funds do not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Adviser Funds in which the Master Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, each Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, indirectly through investments the Master Fund makes in the Adviser Funds, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Adviser Funds are not generally required to provide current information regarding their investments to their investors (including the Funds). Thus, the Funds and the Investment Managers may not be able to determine at any given time whether or the extent to which Adviser Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

REPURCHASE OFFERS. Each Fund will offer to purchase only a small portion of its Units (generally each quarter), and there is no guarantee that Partners will be able to sell all of the Units that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, each Fund may repurchase only a pro rata portion of the Units tendered by each Partner. The potential for proration may cause some investors to tender more Units for repurchase than they wish to have repurchased.

The Core Alternatives Institutional Fund’s assets consist primarily of its interest in the Master Fund. The TEI Institutional Fund’s assets consist primarily of its interest in the Master Fund held through its investment in the Offshore Fund. Accordingly, the Funds will be required to liquidate a portion of their interest in the Master Fund in order to fund repurchases. In order to liquidate its interest in the Master Fund, the Offshore Fund (which is effectively controlled by the TEI Institutional Fund’s Board) must accept repurchase orders made by the Master Fund and distribute the proceeds of such repurchases to the TEI Institutional Fund.

The Funds’ repurchase policy will have the effect of decreasing the size of each Fund over time from what it otherwise would have been. Such a decrease may therefore force the Master Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Master Fund and cause its expense ratio to increase. In addition, because of the limited market for the Master Fund’s private equity, real estate, venture capital and energy and natural resource investments, the Master Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Master Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

Payment for repurchased Units may require the Master Fund to liquidate portfolio holdings earlier than the Investment Managers would otherwise want, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover, subject to such policies as may be established by the Board in an to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Units.

If a Partner tenders all of its Units (or a portion of its Units) in connection with a repurchase offer made by a Fund, that tender may not be rescinded by the Partner after the date on which the repurchase offer terminates. However, although the amount payable to the Partner will be based on the value of the Master Fund’s assets as of the repurchase date, the value of Units that are tendered by Partners generally will not be determined until a date approximately one month later. Thus, a Partner will not know its repurchase price until after it has irrevocably tendered its Units.

LIMITED LIQUIDITY; IN-KIND DISTRIBUTIONS. Units in each Fund provide limited liquidity since Partners will not be able to redeem Units on a daily basis because the Funds are closed-end funds. A Partner may not be able to tender its interest in a Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Units are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Funds. Units in the Funds are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Units and should be viewed as a long-term investment.

Each Fund expects to distribute cash to the Partners for Units that are repurchased. However, there can be no assurance that each Fund will have sufficient cash to pay for Units that are being repurchased or that each will be able to liquidate investments at favorable prices to pay for repurchased Units. Adviser Funds may be permitted to redeem their interests in-kind. Thus, upon a Fund’s withdrawal of all or a portion of its interest in the Master Fund, the Master Fund may liquidate certain holdings in Adviser Funds. The Adviser Funds may pay the Funds’ redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Investment Managers would seek to dispose of these securities in a manner that is in the best interests of each Fund. The Funds do not intend to make in-kind distributions to the Partners.

In addition, in extreme cases, the Funds may not be able to complete repurchases if the Master Fund is unable to repurchase a portion of the Funds’ interests in the Master Fund (held, in the case of the TEI Institutional Fund, through the Offshore Fund) due to the Master Fund’s holding of illiquid investments.

CREDIT FACILITY. The Funds and the Master Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Investment Managers (each, a “Financial Institution”) as chosen by the Investment Managers and approved by the Boards of each Fund and the Master Fund, as applicable. To facilitate such Borrowing Transactions, the Funds and the Master Fund may pledge their assets to the Financial Institution. Currently, the Master Fund has established a secured line of credit with Credit Suisse International (“Credit Suisse”) and has agreed to pledge certain assets, to be held in custody by U.S. Bank, as collateral against any drawdown it makes on the line of credit.

Any Borrowing Transaction, including the current agreement with Credit Suisse, will primarily be used to provide the Funds or the Master Fund, as applicable, with liquidity for investments. Borrowing Transactions may be used for additional purposes, including to pay fees and expenses, to make annual income distributions and to satisfy certain repurchase offers in a timely manner to ensure liquidity for the investors.

ABSENCE OF LIABILITY. Subject to any limitations imposed by the federal securities laws, neither the General Partner nor the Investment Managers shall be liable to a Fund or any of the Partners for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ANTI-MONEY LAUNDERING. If a Fund, the Investment Managers or any governmental agency believes that a Fund has sold Units to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, a Fund, Investment Managers or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Units. A Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

CONFLICTS OF INTEREST. The Investment Managers and their affiliates, as well as many of the Advisers and their respective affiliates, provide investment advisory and other services to clients other than the Funds, the Offshore Fund, the Master Fund, Adviser Funds and Adviser Accounts. In addition, investment professionals associated with the Investment Managers or Advisers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Investment Managers, Advisers and their affiliates, “Other Accounts”). As a result of the foregoing, the Investment Managers and Advisers will be engaged in substantial activities other than on behalf of the Master Fund, the Offshore Fund and the Funds and may

have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, among the Master Fund, the Offshore Fund, the Funds and Other Accounts.

However, it is the policy of the Investment Managers that investment decisions for the Master Fund be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that they manage and that investment transactions and opportunities be fairly allocated among their clients, including the Master Fund, the Offshore Fund and the Funds.

BORROWING, USE OF LEVERAGE. The Master Fund may leverage its investments with the Advisers by “borrowing.” In addition, the strategies implemented by the Advisers typically are leveraged. The use of leverage increases both risk and profit potential. The Investment Managers may cause the Master Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Advisers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Investment Managers expect that under normal business conditions the Master Fund will utilize a combination of the leverage methods described above. The Master Fund and the Funds are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Master Fund’s or Funds’ total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Adviser Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Adviser Funds. The Asset Coverage Requirement will apply to borrowings by Adviser Accounts, as well as to other transactions by Adviser Accounts that can be deemed to result in the creation of a “senior security.”

LEGAL, TAX AND REGULATORY. Legal, tax and regulatory changes could occur that may materially adversely affect the Funds. For example, the regulatory and tax environment for derivative instruments in which Advisers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Funds and the ability of the Funds to pursue its trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of a Fund to pursue its investment objective or strategies. Increased regulatory oversight and other legislation or regulation relating to hedge fund managers, hedge funds and funds of hedge funds could result. Such legislation or regulation could pose additional risks and result in material adverse consequences to the Adviser Funds or the Funds and/or limit potential investment strategies that would have otherwise been used by the Advisers or the Funds in order to seek to obtain higher returns.

Certain additional tax risks associated with investments in the Funds are discussed in “TAXES” in this Prospectus and in “Certain Tax Considerations” in the SAI.

SPECIAL RISKS OF FUND OF FUNDS STRUCTURE

NO REGISTRATION. Adviser Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Master Fund will not be entitled to the various protections afforded by the 1940 Act with respect to its investments in Adviser Funds. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Adviser Funds. Unlike registered investment companies such as the Master Fund, Adviser Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Managers to monitor whether holdings of the Adviser Funds cause the Master Fund to be above specified levels of ownership in certain investment strategies. Although the Master Fund expects to receive information from each Adviser regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. An Adviser may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Master Fund. In addition, while many Advisers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Advisers may still be exempt from registration. In such cases, these Advisers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

MULTIPLE LEVELS OF FEES AND EXPENSES. Although in many cases investor access to the Adviser Funds may be limited or unavailable, an investor who meets the conditions imposed by an Adviser Fund may be able to invest directly with the Adviser Fund. By investing in Adviser Funds indirectly through the Funds, the Offshore Fund (for the TEI Institutional Fund only) and the Master

Fund, the investor bears asset-based fees and performance-based fees and allocations. Moreover, investors in each Fund bear a proportionate share of the fees and expenses of that Fund and the Master Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees) and, indirectly, similar expenses of the Adviser Funds. Investors in the TEI Institutional Fund also bear a proportionate share of the fees and expenses of the Offshore Fund (including organizational and private placement expenses, operating costs, sales charges, brokerage transaction expenses, and administrative fees). Thus, investors in the Funds may be subject to higher operating expenses than if he or she invested in an Adviser Fund directly or in a closed-end fund which did not utilize a “fund of funds” structure.

Certain of the Adviser Funds may be subject to a performance-based fee or allocation, irrespective of the performance of other Adviser Funds and the Fund generally. Accordingly, an Adviser to an Adviser Fund with positive performance may receive performance-based compensation from the Adviser Fund, and thus indirectly from the Funds and their Partners, even if a Fund’s overall performance is negative. Generally, fees payable to Advisers of the Adviser Funds will range from 1% to 2% (annualized) of the average NAV of each Fund’s investment. In addition, certain Advisers charge an incentive allocation or fee generally ranging from 10% to 35% of an Adviser Fund’s net profits, although it is possible that such ranges may be exceeded for certain Advisers. The performance-based compensation received by an Adviser also may create an incentive for that Adviser to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Adviser without independent oversight.

ADVISERS INVEST INDEPENDENTLY. The Advisers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Advisers do, in fact, hold such positions, the Master Fund’s portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. Furthermore, it is possible that from time to time various Advisers selected by the Investment Managers may be competing with each other for the same positions in one or more markets. In any such situations, a Fund could indirectly incur certain transaction costs without accomplishing any net investment result.

LIQUIDITY CONSTRAINTS OF ADVISER FUNDS. Since the Master Fund may make additional investments in or affect withdrawals from an Adviser Fund only at certain times pursuant to limitations set forth in the governing documents of the Adviser Fund, a Fund from time to time may have to invest a greater portion of its assets temporarily in money market securities than it otherwise might wish to invest and may have to borrow money to repurchase Units. The redemption or withdrawal provisions regarding the Adviser Funds vary from fund to fund. Therefore, the Master Fund may not be able to withdraw its investment in an Adviser Fund promptly after it has made a decision to do so. Some Adviser Funds may impose early redemption fees while others may not. This may adversely affect a Fund’s investment return or increase a Fund’s expenses and limit the Fund’s ability to make offers to repurchase Units from Partners.

Adviser Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in an Adviser Fund, it may receive securities that are illiquid or difficult to value. See “CALCULATION OF NET ASSET VALUE.” In these circumstances, the Investment Managers would seek to dispose of these securities in a manner that is in the best interests of each Fund and do not intend to distribute securities to Partners.

Limitations on the Master Fund’s ability to withdraw its assets from Adviser Funds and Adviser Accounts may, as a result, limit each Fund’s ability to repurchase Units. For example, many Adviser Funds and Adviser Accounts may impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund’s investment. After expiration of the lock-up period, withdrawals may be permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Adviser Funds and Adviser Accounts, the application of these lock-ups and other withdrawal limitations, such as gates or suspension provisions, will significantly limit each Fund’s ability to tender its Units for repurchase.

SEGREGATED ACCOUNT ALLOCATIONS. Subject to applicable law, the Master Fund may on occasion allocate its assets to an Adviser by retaining the Adviser to manage an Adviser Account for the Master Fund, rather than invest in an Adviser Fund. It is possible, given the leverage at which certain of the Advisers will trade, that the Master Fund could lose more in an Adviser Account that is managed by a particular Adviser than the Master Fund has allocated to such Adviser to invest. This risk may be avoided if the Master Fund, instead of retaining an Adviser to manage a separate account comprised of a designated portion of each Fund’s assets, creates a separate investment vehicle for which an Adviser will serve as general partner and in which the Master Fund will be the sole limited partner. Use of this structure, however, involves various expenses, and there is no requirement that separate investment vehicles be created for Adviser Accounts. Adviser Accounts will be subject to the investment policies and restrictions of the Master

Fund, as well as the provisions of the 1940 Act and the rules thereunder (including, without limitation, the approval of the Adviser in accordance with the 1940 Act).

VALUATION OF ADVISER FUNDS. The valuation of the Master Fund’s investments in Adviser Funds is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the Advisers or their respective fund administrator. Although the Investment Managers review the valuation procedures used by all Advisers, neither the Investment Managers nor the Administrator can confirm or review the accuracy of valuations provided by Advisers or their administrators. An Adviser may face a conflict of interest in valuing such securities since their values will affect the Adviser’s compensation.

If an Adviser’s valuations are consistently delayed or inaccurate, the Investment Managers generally will consider whether the Adviser Fund continues to be an appropriate investment for the Master Fund. The Master Fund may be unable to sell interests in such an Adviser Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Adviser’s valuations, and the Investment Managers may determine to discount the value of the interests or value them at zero, if deemed to be the fair value of such holding. Revisions to a Fund’s gain and loss calculations will be an ongoing process, and no appreciation or depreciation figure can be considered final until the annual audits of Adviser Funds are completed.

TURNOVER. The Master Fund’s activities involve investment in the Adviser Funds, which may invest on the basis of short-term market considerations. The turnover rate within the Adviser Funds may be significant, potentially involving negative tax implications and substantial brokerage commissions and fees. The Master Fund will have no control over this turnover. It is anticipated that the Master Fund’s income and gains, if any, will be primarily derived from ordinary income. In addition, the withdrawal of the Master Fund from an Adviser Fund could involve expenses to the Master Fund under the terms of the Master Fund’s investment.

INDEMNIFICATION OF ADVISER FUNDS. The Advisers often have broad indemnification rights and limitations on liability. The Master Fund may also agree to indemnify certain of the Adviser Funds and their Advisers from any liability, damage, cost, or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of the shares of the Adviser Funds.

INVESTMENTS IN NON-VOTING SECURITIES. In order to avoid becoming subject to certain 1940 Act prohibitions with respect to affiliated transactions, the Master Fund intends to own less than 5% of the voting securities of certain Adviser Funds. This limitation on owning voting securities is intended to ensure that an Adviser Fund is not deemed an “affiliated person” of the Master Fund for purposes of the 1940 Act, which may, among other things, potentially impose limits on transactions with the Adviser Funds, both by the Master Fund and other clients of the Investment Managers. To limit its voting interest in certain Adviser Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in an Adviser Fund (for example, to facilitate investments in small Adviser Funds determined to be attractive by the Investment Managers). Other accounts managed by the Investment Managers may also waive their voting rights in a particular Adviser Fund. The Investment Managers will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Master Fund and their other clients in the particular Adviser Fund. No rights would be waived or contractually limited for an Adviser Fund that does not provide an ongoing ability for follow-on investment, such as an Adviser Fund having a single initial funding, closing or commitment, after which no new investment typically would occur. These voting waiver arrangements may increase the ability of the Master Fund and other clients of the Investment Managers to invest in certain Adviser Funds. However, to the extent the Master Fund contractually forgoes the right to vote the securities of an Adviser Fund, the Master Fund will not be able to vote on matters that require the approval of the interest holders of the Adviser Fund, including matters adverse to the Master Fund’s and the Funds’ interests.

Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Adviser Fund in accordance with applicable regulatory requirements, as may be determined by the Master Fund in consultation with counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified. There are also other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the 1940 Act with respect to affiliated transactions could apply in some situations where the Master Fund owns less than 5% of the voting securities of an Adviser Fund. In these circumstances, transactions between the Master Fund and an Adviser Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the 1940 Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

CONTROL OVER ADVISERS. The Master Fund will invest in Adviser Funds that the Investment Managers believe will generally, and in the aggregate, be managed in a manner consistent with the Funds’ investment objective and strategy. The Investment Managers do not and will not control the Advisers and there can be no assurances that an Adviser will manage its Adviser Funds in a manner consistent with the Funds’ investment objective.

TEI INSTITUTIONAL FUND ONLY

INVESTMENT IN THE OFFSHORE FUND. The Offshore Fund is not registered under the 1940 Act, and is not subject to the investor protections offered thereby. The TEI Institutional Fund, as an investor in the Offshore Fund, will not have the protections offered to an investor in registered investment companies. However, the TEI Institutional Fund will control the Offshore Fund.

CHANGES IN UNITED STATES AND/OR CAYMAN ISLANDS LAW. If there are changes in the laws of the United States and/or the Cayman Islands, under which the TEI Institutional Fund and Offshore Fund, respectively, are organized, so as to result in the inability of the TEI Institutional Fund and/or the Offshore Fund to operate as set forth in this Prospectus, there may be substantial effect on the Partners. For example, if Cayman Islands law changes such that the Offshore Fund must conduct business operations within the Cayman Islands, or pay taxes, investors in the TEI Institutional Fund would likely suffer decreased investment returns. If Cayman Islands law, which limits the duration of a limited duration company to 30 years, were to change such that, at the end of 30 years, the TEI Institutional Fund could not replace the Offshore Fund with another identical limited duration company, the structure of the TEI Institutional Fund would be affected, potentially adversely. Such changes could also result in the inability of the TEI Institutional Fund to operate on a going-forward basis, resulting in the TEI Institutional Fund being liquidated.

REGULATORY CHANGE. The TEI Institutional Fund’s structure is consistent with a position taken by the staff of the SEC with respect to a non-affiliated investment company allowing a structure whereby the TEI Institutional Fund will invest in the Master Fund via the Offshore Fund. To the extent that the views of the SEC staff, which do not represent the views of the SEC itself, were to change, the structure of the TEI Institutional Fund’s investment in the Master Fund could be adversely affected, possibly affecting the treatment of UBTI.

Subject to obtaining any required regulatory approval, the TEI Institutional Fund may determine to invest its assets directly in non-U.S. investment funds that are classified as passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The TEI Institutional Fund may pursue such an investment approach only if it believes that it could avoid generating UBTI by making such investments and the approach is approved by the TEI Institutional Fund’s Board. The TEI Institutional Fund will provide Partners with at least 90 days’ notice before implementing such a change.

For more information regarding the tax considerations applicable to an investment in the TEI Institutional Fund, see “TAXES — TEI INSTITUTIONAL FUND.”

INVESTMENT-RELATED RISKS

GENERAL INVESTMENT-RELATED RISKS

GENERAL ECONOMIC AND MARKET CONDITIONS. The success of a Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by Master Fund in the Adviser Funds and Adviser Accounts and, thus, a Fund’s investments. Unexpected volatility or illiquidity could impair a Fund’s profitability or result in losses.

HIGHLY VOLATILE MARKETS. Price movements of forwards, futures and other derivative contracts in which an Adviser Fund’s or Adviser Account’s assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Adviser Funds and Adviser Accounts are also subject to the risk of the failure of any exchanges on which their positions trade or of the clearinghouses for those exchanges.

NATURAL RESOURCE AND PRECIOUS METAL INVESTMENTS. Adviser Funds and Adviser Accounts may make investments in natural resources and precious metals, and thus may be susceptible to economic, business or other developments that affect those industries. Natural resources historically have been subject to substantial price fluctuations over short periods of time. Their prices are affected by various factors, including economic conditions, political events, natural disasters, exploration and development success or failure, and technological changes. In addition, certain natural resources are geographically concentrated, and events in those parts of the world in which such concentration exists may affect their values. The price of gold and other precious metals is affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The markets for those industries therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices.

ETFs. ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem shares of an ETF held by the Master Fund, the Master Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of such Adviser Funds therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV.

RISKS OF SECURITIES ACTIVITIES OF THE ADVISERS. The Advisers will invest and trade in a variety of different securities, and utilize a variety of investment instruments and techniques. Each security and each instrument and technique involves the risk of loss of capital. While the Investment Managers will attempt to moderate these risks, there can be no assurance that the Master Fund’s investment activities will be successful or that the Partners will not suffer losses. See “RISKS OF SECURITIES ACTIVITIES OF THE ADVISERS” and “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” in the SAI for further information.

DERIVATIVES. Adviser Funds and Adviser Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Adviser Funds and Adviser Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities. Special risks may apply to instruments that are invested in by Adviser Funds or Adviser Accounts in the future that cannot be determined at this time or until such instruments are developed or invested in by Adviser Funds or Adviser Accounts. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Adviser Fund’s or Adviser Account’s performance.

If an Adviser Fund or Adviser Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Adviser Fund’s or Adviser Account’s return or result in a loss. An Adviser Fund or Adviser Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Adviser Fund or Adviser Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

COUNTERPARTY CREDIT RISK. Many of the markets in which the Adviser Funds or Adviser Accounts effect their transactions are “over the counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. To the extent an Adviser Fund or Adviser Account invests in swaps, derivative or synthetic instruments, or other over the counter transactions, on these markets, it is assuming a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking to market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes an Adviser Fund or Adviser Account to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Adviser Fund or Adviser Account to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Adviser Fund or Adviser Account has concentrated its transactions with a single or small group of counterparties. Adviser Funds and Adviser Accounts are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. However, the Investment Managers, with the intent to diversify, intend to attempt to monitor counterparty credit exposure of Adviser Funds and Adviser Accounts. The ability of Adviser Funds and

Adviser Accounts to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by a Fund.

INVESTMENT STRATEGY-SPECIFIC INVESTMENT-RELATED RISKS

In addition to the risks generally described in this Prospectus and the SAI, the following are some of the specific risks of each investment strategy:

A short sale involves the theoretically unlimited risk of an increase in the market price of the security that would result in a theoretically unlimited loss. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research. There can be no assurance that any hedging techniques employed by an Adviser will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The main risk of investing in real estate, equity securities issued by real estate companies and in REITs is that the value of such investments might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. Other risks include: extended vacancies of properties, increased competition or overbuilding, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants, and changes in interest rates. REITs prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Adviser Funds and Adviser Accounts may invest in securities of energy and natural resources companies, which means that their performances will be susceptible to the economic, business or other developments that affect those industries. For example, the value of such investments may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war. Prices of gold and other precious metals can be influenced by a variety of global economic, financial and political factors and may fluctuate substantially over short periods of time, and such investments may be more volatile than other types of investments. At times, the performance of these companies may lag the performance of the broader stock market. In addition, Adviser Funds and Adviser Accounts may, but the Funds do not expect that they would, invest in energy and natural resources directly.

Adviser Funds may invest in securities of companies in the health care sector. Many health care-related companies are smaller and less seasoned than companies in other sectors and may be strongly affected by scientific or technological developments. Additionally, many health care-related companies offer products and services that are subject to governmental regulation and may be adversely affected by changes in governmental policies or laws, which may impact the returns of Adviser Funds investing in this sector.

Adviser Funds may invest in the financial services sector. Financial, business and economic factors, including market conditions, interest rates, economic, regulatory and financial developments, and are likely to have a substantial impact on Adviser Funds’ holdings. The financial services sector is subject to extensive government regulation, which can limit the amounts and types of loans and other financial commitments that companies can make, the interest rates and fees that they can charge and the manner in which they distribute their products. Profitability can be largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect lending institutions. Insurance companies can be subject to severe price competition. The financial services sector generally is undergoing rapid change.

Adviser Funds may invest in the technology sector. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology sector, and Adviser Fund’s concentration in technology company securities, may subject it to more volatile price movements than a more diversified securities portfolio.

High Yield Debt Advisers may deal in and with restricted or marketable securities and a significant portion of a High Yield Debt Adviser’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available (i.e., not freely traded).

High Yield Debt securities generally trade at discounts (sometimes substantial discounts) to par value because many investors are either prohibited from, or willingly avoid, investing due to the complexity of determining the securities’ true risk/reward profile. Accordingly, High Yield Debt Adviser Funds typically experience significantly more volatility and risk than traditional fixed income Adviser Funds. To mitigate some of this risk, a High Yield Debt Adviser may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the high yield debt position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in the company (which may well be highly leveraged). There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

A significant portion of a Distressed Securities Adviser’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Investments may involve both U.S. and non-U.S. entities and may utilize leverage. In addition, a Distressed Securities Adviser may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the distressed securities position and “short” the issuer’s common stock) in order to mitigate the risk associated with an investment in an otherwise “troubled” company. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Distressed Securities Adviser Funds typically experience significantly more volatility and risk than traditional fixed income Adviser Funds.

Given liquidity issues, currency risk, credit risk, interest rate risk and geo-political risks, Global Debt Adviser Funds typically experience significantly more volatility and risk than traditional fixed income Adviser Funds. To mitigate some of this risk, a Global Debt Adviser may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the global debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular Global Debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position. Given the markets in which it invests, a significant portion of a Global Debt Adviser’s portfolio may be invested in restricted securities that may not be registered and for which a market may not be readily available, and therefore a significant portion of the portfolio may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry significant geo-political risks, legal risks, currency risks (significant devaluations) and liquidity risks (lack of developed trading markets), among other things.

The Structured Credit strategy involves risks of investing in a CDO. The risks of an investment in a CDO depends largely on the type of the collateral securities and the class of the CDO in which an Adviser Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by an Adviser Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed-income securities and asset-backed securities, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) an Adviser Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect an Adviser Fund against the risk of loss on default of the collateral. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments.

Mortgage-backed securities may have significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, if an Adviser Fund purchases mortgage-backed securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if an Adviser Fund purchases mortgage-backed securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market values. To the extent that an Adviser Fund invests in mortgage-backed securities, it may seek to manage these potential risks by investing in a variety of mortgage-backed securities and by using certain hedging techniques.

In addition, asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Adviser Fund will be unable to possess and sell the underlying collateral and that the Adviser Fund’s recoveries on repossessed collateral may not be available to support payments on the securities.

Event Driven Arbitrage is research intensive and requires continual review of announced and anticipated events. In addition, the analysis required differs significantly from conventional securities analysis, and many investors may be ill-equipped to analyze certain types of situations or respond to them in a timely manner. There can be no assurance that any hedging techniques employed by an Adviser will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

In regards to Convertible Arbitrage, the Investment Managers believe that it necessitates rigorous analysis to determine the portion of the value of the convertible security that is composed of equity-like elements and the portion that is composed of debt-like elements.

Merger Arbitrage is more cyclical than many other strategies, since it requires a supply of corporate mergers and acquisitions to deploy capital. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Acquisitions sometimes fail because the U.S. government, European Union or some other governmental entity does not approve of aspects of a transaction due to anti-trust concerns, tax reasons, subsequent disagreements between the Acquiror or Target as to management transition or corporate governance matters or changing market conditions. Accordingly, the Investment Managers believe that key factors in the successful implementation of merger arbitrage are expertise in: regulatory areas such as antitrust, tax, and general corporate law; corporate governance; fundamental analysis and valuation; the ability to assess the probability of a successful outcome; and the ability to access superior market intelligence.

The principal risk of Fixed Income Arbitrage is rising interest rates, which often result in a greater decline in the value of the “long” position than in the “short” position. In such a case, the Adviser will either have to provide additional collateral to the investment bank lender or close the position at a loss. There can be no assurance that any hedging techniques employed by an Adviser will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Volatility Arbitrage often relies on extensive quantitative modeling, volatility estimation and proprietary in-house trading models. There can be no assurance that any hedging techniques employed by an Adviser will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

Statistical Arbitrage can involve large transaction costs because of the need to simultaneously buy and sell many different stocks and futures, and so leverage is often applied. In addition, sophisticated computer programs are typically needed to keep track of the large number of stocks and futures involved. While Statistical Arbitrage typically relies on quantitative, computer-driven models, some subjective investment decisions are required of the Adviser when selecting securities to be “long” and “short.” The Investment Managers believe that the key requirement to profit in this strategy is strong fundamental company and industry analysis. An Adviser who is able to more clearly discern closely related pairs of securities will be more likely to outperform trading the strategy over time. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the Adviser will not have the negative effect of lowering overall returns, or creating losses, in the portfolio or with respect to the applicable position.

The Global Macro/Managed Futures strategy involves positions in the cash, currency, futures and forward markets. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve an Adviser Fund or Adviser Account agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. An Adviser Fund or Adviser Account would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Adviser Fund or Adviser Account has contracted to receive in the exchange. An Adviser’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

PRIVATE INVESTMENTS

Securities issued by private partnerships investing in private equity, real estate, energy and natural resources and other investments may be more illiquid than securities issued by other Adviser Funds generally, because the partnerships’ underlying investments may tend to be less liquid than other types of investments. The eventual success or failure of Private Equity investing ultimately hinges on the ability of Advisers to attract and develop a steady flow of quality investment opportunities to analyze.

Generally, little public information exists about privately held companies, and Advisers will be required to rely on the ability of their management teams to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. These companies and their financial information will not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If the Advisers are unable to uncover all material information about these companies, they may not make a fully informed investment decision, and may lose money on these investments.

Substantially all of the securities of privately held companies will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. See the “RISKS OF SECURITIES ACTIVITIES OF THE ADVISERS — ILLIQUID PORTFOLIO INVESTMENTS” in the Funds’ SAI for a detailed discussion of risks of investing in illiquid securities.

Additionally, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. All of these factors could affect the Funds’ investment returns.

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LIMITS OF RISK DISCLOSURES. The above discussions of the various risks, and the related discussion of risks in the SAI, that are associated with the Funds, the Master Fund, the Offshore Fund (with respect to the TEI Institutional Fund only), the Units and the Adviser Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in each Fund. Prospective investors should read this entire Prospectus and the applicable Fund’s Limited Partnership Agreement and consult with their own advisers before deciding whether to invest in a Fund. In addition, as a Fund’s investment program changes or develops over time, an investment in a Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

INVESTOR QUALIFICATIONS

Each prospective investor in a Fund will be required to certify that it is a U.S. person for federal income tax purposes and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act. A “qualified client” is, among other categories, (i) a natural person or company (other than an investment company) that represents that it has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $2,000,000 (excluding the value of the prospective investor’s primary residence); (ii) a person who has at least $1,000,000 under the Investment Managers’ or their affiliates’ management, including any amount invested in a Fund; (iii) a person who is a “qualified purchaser” as defined by the 1940 Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Investment Managers’ investment activities. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in a Fund will appear in an investor application that must be completed by each prospective investor. Existing Partners who wish to request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor application prior to the additional purchase.

An investment in the Core Alternatives Institutional Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Funds.

TENDER OFFERS/OFFERS TO REPURCHASE

In no event will more than 20% of the Units of a Fund be repurchased per quarter. For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter. Each Fund is structured as a closed-end fund, which means that the Partners will not have the right to redeem their Units on a daily basis. In addition, the Funds do not expect any trading market to develop for the Units. As a result, if investors decide to invest in a Fund, they will have very limited opportunity to sell their Units.

At the discretion of the Board and provided that it is in the best interests of the Funds and their Partners to do so, the Funds intend to provide a limited degree of liquidity to the Partners by conducting repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year.

The Board will consider the following factors, among others, in making its determination for each Fund separately to make each repurchase offer:

• the recommendation of the Investment Managers and/or the General Partner;

• whether any Partners have requested to tender Units or portions thereof to the Fund;

• the liquidity of a Fund’s assets (including fees and costs associated with withdrawing from investments);

• the investment plans and working capital requirements of the Fund;

• the effect on an investment strategy and the Fund’s ability to raise assets while maintaining the target asset allocation ranges set forth in the Prospectus effective at the time;

• the relative economies of scale with respect to the size of the Fund;

• the history of a Fund in repurchasing Units or portions thereof;

• the availability of information as to the value of a Fund’s assets;

• the economic condition of the securities markets and the economy generally as well as political, national or international developments or current affairs; and

• the anticipated tax consequences to a Fund of any proposed repurchases of Units or portions thereof.

When a repurchase offer commences, the affected Fund will send a notification of the offer, in advance of such offer, to the Partners via their financial intermediaries. The notification will specify, among other things:

• the percentage of Units that the Fund is offering to repurchase;

• the date on which a Partner’s repurchase request is due;

• the Valuation Date (as defined below) applicable to the repurchase;

• the approximate date by which the Partners will receive the proceeds from their Unit sales; and

• the most current NAV of the Units that is available on the date of the notification, although such NAV may not be the NAV at which repurchases are made.

In each repurchase offer, each Fund intends to repurchase a percentage of its Units at its NAV, but in no event to exceed the repurchase of more than 20% of the Units per quarter. A Partner that participates in a repurchase offer with a Valuation Date (as defined below) occurring prior to the end of the 12th month of its admission to that Fund may be subject to a penalty payable to the Fund equal to 2% of the amount requested to be repurchased, to be netted against withdrawal proceeds.  A Partner whose Units (or a portion thereof) are repurchased by a Fund will not be entitled to a return of any sales charge that was charged in connection with the Partner’s purchase of the Units.

Units will be repurchased at their NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each such date, a “Valuation Date”). Partners tendering Units for repurchase will be asked to give written notice of their intent to do so by the date specified in the notice describing the terms of the applicable repurchase offer, which date will be approximately 65 days prior to the date of repurchase by each Fund. Partners who tender may not have all of the tendered Units repurchased by a Fund. If over-subscriptions occur, a Fund may elect to repurchase less than the full amount that a Partner requests to be repurchased. In such an event, the Funds may repurchase only a pro rata portion of the amount tendered by each Partner and such Partners would be required to submit tender requests in the next tender offer made by the Fund. Such Partners’ tender requests would not take priority over any other requests in future tender offers.

The decision to offer to repurchase Units is in the complete and absolute discretion of the applicable Fund’s Board, which may, under certain circumstances, elect not to offer to repurchase Units. In certain circumstances, the General Partner may require a Partner to tender its Units.

A Partner who tenders for repurchase only a portion of his Units in a Fund may be required to maintain a minimum account balance of $25,000. If a Partner tenders a portion of his Units and the repurchase of that portion would cause the Partner’s account balance to fall below this required minimum (except as a result of proration), each Fund reserves the right to reduce the portion of the Units to be purchased from the Partner so that the required minimum balance is maintained. Such minimum capital account balance requirement may also be waived by the General Partner in its sole discretion, subject to applicable federal securities laws.

TENDER/REPURCHASE PROCEDURES

Due to liquidity restraints associated with the Master Fund’s investments in Adviser Funds and the fact that the Funds will have to effect withdrawals from the Master Fund (for the TEI Institutional Fund, the withdrawal from the Master Fund will be via the Offshore Fund) to pay for Units being repurchased, it is presently expected that, under the procedures applicable to the repurchase of Units, Units will be valued as of the applicable Valuation Date. Each Fund will generally pay the value of the Units repurchased (or as discussed below, 95% of such value if all Units owned by a Partner are repurchased) approximately 90 days after the Valuation Date. This amount will be subject to adjustment within 45 days after completion of the annual audit of each Fund’s financial statements for the fiscal year in which the repurchase is effected. Units may be repurchased prior to Adviser Fund audits. To mitigate any effects of this, if all Units owned by a Partner are repurchased, the Partner will receive an initial payment equal to 95% of the estimated value of the Units (after adjusting for fees, expenses, reserves or other allocations or redemption charges) within approximately 90 days after the Valuation Date, subject to audit adjustment, and the balance due will be determined and paid within 45 days after completion of each Fund’s annual audit.

Under these procedures, Partners will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding the value of the Units as of the Valuation Date. The Partner may inquire of a Fund, at the telephone number within this Prospectus, or the Administrator, at the telephone number accompanying an offer to purchase relating to a tender offer, as to the value of the Units last determined. In addition, there will be a substantial period of time between the date as of which the Partners must tender the Units and the date they can expect to receive payment for their Units from a Fund. However, promptly after the expiration of a repurchase offer, Partners whose Units are accepted for repurchase may be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Units. Any such promissory notes will be held by the Administrator and can be provided upon request by calling UMB Fund Services at 1-888-844-3350. Payments for repurchased Units may be delayed under circumstances where the Master Fund has determined to redeem its interest in Adviser Funds to make such payments, but has experienced delays in receiving payments from the Adviser Funds.

Repurchases of Units by each Fund are subject to certain regulatory requirements imposed by SEC rules.

TRANSFERS OF UNITS

No person shall become a substituted Partner of a Fund without the consent of that Fund, which consent may be withheld in its sole discretion. Units held by Partners may be transferred only: (i) by operation of law; or (ii) under other extremely limited circumstances, with the consent of the Board (which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to a Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of a Unit (or portion of a Unit) unless the transfer is: (i) one in which the tax basis of the Unit in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Partner (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Partner’s immediate family (siblings, spouse, parents, or children); or, with respect to the TEI Institutional Fund, (iii) a distribution from a tax-qualified retirement plan or an individual retirement account.

Notice to a Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “INVESTOR QUALIFICATIONS.” Notice of a proposed transfer of a Unit must also be accompanied by a properly completed investor application in respect of the proposed transferee. In connection with any request to transfer a Unit (or portion of a Unit), a Fund may require the Partner requesting the transfer to obtain, at the Partner’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of a Unit by a Partner (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Unit, the balance of the capital account of each of the transferee and transferor is less than $25,000. Each transferring Partner and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring a Unit or a portion of a Unit by operation of law in connection with the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Partner, will be entitled to the allocations and distributions allocable to the Unit or portion of the Unit so acquired, to transfer the Unit or portion of the Unit in accordance with the terms of the applicable Limited Partnership Agreement and to tender the Unit or portion of the Unit for repurchase by a Fund, but will not be entitled to the other rights of a Partner unless and until the transferee becomes a substituted Partner as specified in that Fund’s Limited Partnership Agreement. If a Partner transfers a Unit with the approval of the Board, each Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Unit is transferred is admitted to the Fund as a Partner.

By subscribing for a Unit, each Partner agrees to indemnify and hold harmless a Fund, its Board, the General Partner of the Fund, the Investment Managers, and each other Partner, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Partner in violation of the Limited Partnership Agreement or any misrepresentation made by that Partner in connection with any such transfer.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts. Each Fund shall maintain a separate capital account on its books for each Partner. As of any date, the capital account of a Partner shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Partner. Any amounts charged or debited against a Partner’s capital account under a Fund’s ability to allocate special items, and to accrue reserves as described under “Reserves” below, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as a partial redemption of such Partner’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Partner’s Units shall be reduced thereby as appropriately determined by the Fund. Any amounts credited to a Partner’s capital account under a Fund’s ability to allocate special items and to accrue reserves, other than among all Partners in accordance with the number of Units held by each such Partner, shall be treated as an issuance of additional Units to such Partner for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Partner’s Units shall be increased thereby as appropriately determined by the Fund.

Reserves. Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Partners for contingent liabilities as of the date the contingent liabilities become known to a Fund or the Board. Reserves will be in such amounts (subject to increase or reduction) that that Fund or the Board may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Partners at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Partners, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board, were Partners at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

CALCULATION OF NET ASSET VALUE

GENERAL

The Funds, the Offshore Fund and the Master Fund calculate their respective NAV as of the close of business on the last business day of each Accounting Period (as defined below), as of each month-end, and at such other times as the Boards may determine, including in connection with repurchases of Units, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Boards. The NAV of the Core Alternatives Institutional Fund and the Master Fund will equal the value of the total assets of the Core Alternatives Institutional Fund and the Master Fund, respectively, less all of each entity’s respective liabilities, including accrued fees and expenses. The NAV of the TEI Institutional Fund, Offshore Fund and the Master Fund will equal the value of the total assets of the TEI Institutional Fund, the Offshore Fund and the Master Fund, respectively, less all of each entity’s respective liabilities, including accrued fees and expenses. The NAV of the Master Fund equals the value of the total assets of the Master Fund, less all of its liabilities, including accrued fees and expenses. In computing its NAV, the TEI Institutional Fund will value its interest in the Offshore Fund at the value of the Offshore Fund’s interest in the Master Fund, and the Offshore Fund will value its interest in the Master Fund at the NAV provided by the Master Fund to the Offshore Fund. It is expected that the assets of the Funds will consist of their investment in the Master Fund. The NAV of the Master Fund depends on the value of the Adviser Funds, Adviser Accounts or other investments in which it invests.

The Investment Managers oversee the valuation of the Master Fund’s investments, including its interests in the Adviser Funds, in accordance with written policies and procedures (the “Valuation Procedures”) that the Boards and the Board of Directors of the Master Fund (“Master Fund Board”) have approved for purposes of determining the fair value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Adviser Funds. In accordance with the Valuation Procedures, fair value as of each month-end or as of the end of each Accounting Period, as applicable, ordinarily will be the value determined as of such date by each Adviser Fund in accordance with the Adviser Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Adviser Fund will represent the amount that the Master Fund could reasonably expect to receive from the Adviser Fund if the Master Fund’s interest was redeemed at the time of valuation (without regard to any early redemption fees or withdrawal fees that may be imposed by the Adviser Fund), based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that the Adviser Fund does not report a month-end value to the Master Fund on a timely basis, the Master Fund will determine the fair value of such Adviser Fund based on the most recent final or estimated value reported by the Adviser Fund, as well as any other relevant information available at the time the Master Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as “estimated” or “final” values are expected to reasonably reflect market values of securities when available or fair value as of the Master Fund’s valuation date. A substantial amount of time may elapse between the occurrence of an event necessitating the pricing of Fund assets and the receipt of valuation information from the Adviser of an Adviser Fund.

Prior to the Master Fund investing in any Adviser Fund, the Investment Managers will conduct a due diligence review of the valuation methodologies utilized by the Adviser Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Investment Managers reasonably believe to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Boards and the Master Fund Board provide that the Investment Managers will review the valuations provided by the Advisers to the Adviser Funds, none of the Master Fund Board, the Boards or the Investment Managers will be able to confirm independently the accuracy of valuations provided by such Advisers (which may be unaudited).

The Master Fund’s Valuation Procedures require the Investment Managers to take reasonable steps in light of all relevant circumstances to value the Master Fund’s portfolio. The Investment Managers will consider such information, and may conclude in certain circumstances that the information provided by an Adviser does not represent the fair value of the Master Fund’s interests in the Adviser Fund. Although redemptions of interests in Adviser Funds are subject to advance notice requirements, Adviser Funds will typically make available NAV information to holders which will represent the price at which, even in the absence of redemption activity, the Adviser Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Adviser Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Boards and the Master Fund Board, the Investment Managers will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the NAV as reported by the Adviser at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. In accordance with U.S. generally accepted accounting principles and industry practice, the Master Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Adviser Fund. In other cases, as when an Adviser Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Adviser Fund interests, the Master Fund may determine that it is appropriate to apply a discount to the NAV of the Adviser Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

The valuations reported by the Advisers, upon which the Master Fund calculates its month-end NAV and the NAV of each Master Fund interest, including each Fund’s Master Fund interest, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, any “estimated” values from Adviser Funds may be revised and fiscal year-end NAV calculations of the Adviser Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the NAV of the Master Fund, and therefore the Funds, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Funds received by Partners who had their Units in the Funds repurchased at a NAV calculated prior to such adjustments and received their repurchase proceeds, subject to the ability of the Funds to adjust or recoup the repurchase proceeds received by Partners under certain circumstances. As a result, to the extent that such subsequently adjusted valuations from the Advisers or revisions to the NAV of an Adviser Fund adversely affect the Master Fund’s NAV, and therefore the Funds’ NAV, the outstanding Units may be adversely affected by prior repurchases to the benefit of Partners who had their Units repurchased at a NAV higher than the adjusted amount. Conversely, any increases in the NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Partners who previously had their Units repurchased at a NAV lower than the adjusted amount. The same principles apply to the purchase of Units. New Partners may be affected in a similar way.

The Master Fund Board will be responsible for ensuring that the Valuation Procedures utilized by the Investment Managers are fair to the Master Fund and consistent with applicable regulatory guidelines.

To the extent the Investment Managers invest the assets of the Master Fund in securities or other instruments that are not investments in Adviser Funds, the Master Fund will generally value such assets as described below. Securities traded (1) on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price, and (2) on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined. Securities traded on NASDAQ for which the NOCP is not available will be valued at the mean between the closing bid and asked prices in this market. Securities traded on a foreign securities exchange generally will be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the computation of the Master Fund’s NAV that would materially affect the value of the security, the value of such a security will be adjusted to its fair value. Except as specified above, the value of a security, derivative, or synthetic security that is not actively traded on an exchange shall be determined by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models, or combinations of these. The Investment Managers will monitor the value assigned to each security by the pricing service to determine if it believes the value assigned to a security is correct. If the Investment Managers believe that the value received from the pricing service is incorrect, then the value of the security will be its fair value as determined in accordance with the Valuation Procedures.

Debt securities will be valued in accordance with the Valuation Procedures, which generally provide for using a third-party pricing system, agent, or dealer selected by the Investment Managers, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Boards will monitor periodically the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Boards to represent fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the NAV of the Master Fund is determined. When such events materially affect the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Boards.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold.

The valuation of the Master Fund’s investments in Adviser Funds is ordinarily determined based upon valuations calculated by the Administrator, based on information provided by the Advisers or their respective fund administrator. Although the Valuation Procedures approved by the Boards and the Master Fund provide that the Investment Managers will review the valuations provided by the Administrator (via the Advisers or their administrators), neither the Investment Managers nor the Administrator will be able to confirm independently the accuracy of any unaudited valuations provided by the Advisers or their administrators.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on a Fund’s net assets if the judgments of the Boards and/or the Investment Managers (in reliance on the Adviser Funds and/or their administrators) regarding appropriate valuations should prove incorrect. The Master Fund may desire to dispose of an interest in an Adviser Fund, but be unable to dispose of such interest, and could therefore be obligated to continue to hold the interests for an extended period of time. In such a case, the Administrator, upon consultation with the Investment Managers, may continue to value the interests in accordance with the Valuation Procedures, without the benefit of the Adviser’s or its administrator’s valuations, and may, if so instructed by the Investment Managers, in its sole discretion, discount the value of the interests, if applicable, in accordance with the Valuation Procedures.

Each accounting period begins on the business day after the last business day of the preceding accounting period, and each accounting period (each, an “Accounting Period”) ends on the first to occur of (1) the last business day of each fiscal year of the Fund; (2) the last business day of each taxable year of the Fund; (3) the business day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of a Unit or portion of a Unit by the Fund or the complete withdrawal by a Partner; (5) the business day preceding the business day on which a substituted Partner is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the capital account of any Partner other than an amount to be credited to or debited from the capital accounts of all Partners in accordance with their respective Units. Partners will be sent the estimated monthly NAV free of charge upon request.

SUSPENSION OF CALCULATION OF NET ASSET VALUE

The Master Fund Board, after consultation with the Investment Managers, may declare a suspension of the determination of NAV, subscriptions and redemption of interests in the Master Fund and payment on redemptions:

(a) during any period when any of the principal stock exchanges or markets on which a substantial portion of the Master Fund’s assets are quoted is closed other than for ordinary holidays, or during which dealings are substantially restricted or suspended;

(b) during the existence of any state of political, economic, military or monetary affairs that constitutes an emergency, as determined by the SEC, and that renders the disposal of assets by the Master Fund reasonably impracticable;

(c) during any breakdown in the means of communication normally employed in determining the price of any of the Master Fund’s assets or the current price on any market or stock exchange on which prices for such assets are quoted;

(d) during any period when remittance or transfer of monies that will or may be involved in the realization or payment of any of the Master Fund’s assets is not reasonably practicable; or

(e) during any period in which circumstances exist such that the Master Fund Board reasonably deems it appropriate to suspend the calculation of NAV including, but not limited to, a request for a redemption that would seriously impair the Master Fund’s ability to operate or jeopardize its tax status.

Any suspension shall take effect at such time as the Master Fund Board shall declare but not later than the close of business on the business day next following the declaration, and thereafter there shall be no determination of the NAV of the assets of the Master Fund until the Master Fund Board shall declare the suspension at an end, except that such suspension shall terminate in any event on the first business day on which: (a) the condition giving rise to the suspension shall have ceased to exist; and (b) no other condition under which suspension is authorized shall exist. Each declaration by the Master Fund Board shall be consistent with such official rules and regulations (if any) relating to the subject matter thereof as shall have been promulgated by any authority having jurisdiction over the Master Fund and as shall be in effect at the time. To the extent not inconsistent with such official rules and regulations, the determination of the Master Fund Board shall be conclusive. Whenever the Master Fund Board declares a suspension of the determination of the NAV, then as soon as may be practicable after any such declaration, the Master Fund Board will give notice to limited partners of the Master Fund, including each Fund, stating that such declaration has been made. At the end of any period of suspension as aforementioned, the Master Fund Board will give notice to all limited partners of the Master Fund, including each Fund, stating that the period of suspension has ended.

TAXES

The following summary describes certain tax aspects of an investment in the Funds.

THIS SUMMARY IS NECESSARILY GENERAL AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH THE INVESTOR’S OWN TAX ADVISER WITH RESPECT TO THE FEDERAL, FOREIGN, STATE AND LOCAL TAX CONSEQUENCES OF PURCHASING AND HOLDING UNITS.

CLASSIFICATION OF THE FUNDS

THE FUNDS

Partnership Status. The Core Alternatives Institutional Fund and the TEI Institutional Fund have previously received opinions from Drinker Biddle & Reath LLP and the Master Fund received an opinion from its former counsel that under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations under it, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the regulations, and based upon certain assumptions, each of the Funds will be classified as a partnership for U.S. federal income tax purposes and not a corporation.

Under Section 7704 of the Code, a publicly traded partnership may be treated as a corporation for federal income tax purposes, even though it would otherwise be classified as a partnership. A “publicly traded partnership” is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Units in the Core Alternatives Institutional Fund, the TEI Institutional Fund and the Master Fund will not be traded on an established securities market. Tax counsel has provided the Funds with opinions to the effect that the interests in those Funds will not be readily tradable on a secondary market (or the substantial equivalent of such a market) and, therefore, that each such Fund will not be treated as a “publicly traded partnership” taxable as a corporation. We believe that the relevant facts on which those opinions were based have not changed, so that the opinions continue to be applicable.

These opinions of counsel are not binding on the Service or the courts. If it were determined that a Fund should be taxable as a corporation for U.S. federal income tax purposes (as a result of, for example, a successful challenge to the opinions by the Service, changes in the Code or the Regulations or judicial interpretations of them, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax. One consequence would be a significant reduction in the after-tax return to the Partners. The balance of the discussion below is based on the assumption that the Core Alternatives Institutional Fund, the TEI Institutional Fund and the Master Fund will be treated as partnerships for U.S. federal income tax purposes.

As a partnership, a Fund will not be subject to federal income tax. Each such Fund will each file annual partnership information returns with the Service, reporting the results of operations. Each Partner will be required to report separately on his income tax return his allocable share of the Core Alternatives Institutional Fund’s or TEI Institutional Fund’s, as the case may be, net long-term capital gain or loss, net short-term capital gain or loss and ordinary income or loss, which, in the case of the Core Alternatives Institutional Fund, will, in turn, include that Fund’s allocable shares of those tax items of the Master Fund. Each Partner will be taxable on his allocable share of a Fund’s taxable income and gain regardless whether he has received or will receive a distribution from the Fund.

Delayed Schedule K-1s. It is unlikely that the Funds will be able to provide final Schedules K-1 to Partners for any given year until significantly after April 15 of the following year. The General Partner will endeavor to provide Partners with estimates of the taxable income or loss allocated to their investment in the Funds on or before such date, but final Schedule K-1s will not be available until later than April 15. Partners will be required to obtain extensions of the filing date for their income tax returns at the federal, state and local levels.

CORE ALTERNATIVES INSTITUTIONAL FUND

Allocation of Profits and Losses. Under the Partnership Agreement, the Fund’s net capital appreciation or net capital depreciation for each accounting period is allocated among the Partners and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The Partnership Agreement provides that items of income, deduction, gain, loss or credit actually recognized by the Fund for each fiscal year generally are to be allocated for income tax purposes among the Partners pursuant to the principles of Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund’s net capital appreciation or net capital depreciation allocated to each Partner’s capital account for the current and prior fiscal years.

Under the Partnership Agreement, the General Partner has the discretion to allocate specially an amount of the Fund’s capital gain (including short-term capital gain) for federal income tax purposes to a withdrawing Partner to the extent that the Partner’s capital account exceeds his federal income tax basis in his partnership Units (net of his allocable share of partnership liabilities). There can be no assurance that, if the General Partner makes such a special allocation, the Service will accept such allocation. If such allocation were to be successfully challenged by the Service, the Fund’s gains allocable to the remaining Partners would be increased.

Tax Elections; Returns; Tax Audits. The General Partner will decide how to report the partnership items on both the Core Alternatives Institutional Fund’s and the Master Fund’s tax returns, and all Partners are required under the Code to treat the items consistently on their own federal income tax returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Core Alternatives Institutional Fund’s and Master Fund’s items have been reported. In the event the income tax returns of either of those Funds are audited by the Service, the tax treatment of their income and deductions generally is determined at the limited partnership level in a single proceeding rather than by individual audits of the Partners. The General Partner, designated as the “tax matters partner,” has considerable authority to make decisions affecting the tax treatment and procedural rights of all Partners. In addition, the tax matters partner has the power to extend the statute of limitations relating to the Partners’ tax liabilities with respect to Fund tax items, and, unless a Partner objects, the authority to bind each Partner to settlement agreements with respect to tax items of the Master Fund.

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under the Partnership Agreement, at the request of a Partner, the General Partner, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service’s consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the General Partner currently does not intend to make such election. Under some circumstances, however, a downward basis adjustment may be mandatory.

Tax Consequences of Fund Distributions

Distributions of Cash. Except as provided above, a Partner receiving a cash liquidating distribution from the Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by the Partner and the Partner’s adjusted tax basis in his Units. The capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Partner’s contributions to the Fund. However, a withdrawing Partner will recognize ordinary income to the extent of the Partner’s allocable share of the Fund’s “unrealized receivables” (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by the Fund will be treated as an unrealized receivable, with respect to which a withdrawing Partner will recognize ordinary income.

A Partner receiving a cash nonliquidating distribution will generally recognize income and/or gain only (1) to the extent of the unrealized receivables allocable to the portion of the Partner’s Units that is being redeemed, which amount will be ordinary income, and (2) to the extent that the amount of the distribution exceeds the sum of (a) the Partner’s adjusted tax basis in all of the Partner’s Units and (b) the amount of such unrealized receivables, which amount will be capital gain.

As discussed above, the Partnership Agreement provides that the General Partner may specially allocate items of the Fund’s capital gain (including short-term capital gain) to a withdrawing Partner to the extent the withdrawing Partner’s capital account would otherwise exceed his adjusted tax basis in his Units (net of his allocable share of partnership liabilities). Such a special allocation may result in the withdrawing Partner recognizing capital gain, which may include short-term gain, in the Partner’s last taxable year in the

Fund, with an equal and offsetting reduction in the amount of long-term capital gain recognized by the Partner on the liquidating distribution upon withdrawal.

Distributions of Property. Subject to the discussion below, a partner’s receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an “investment partnership” within the meaning of Section 731(c)(3)(C)(i) and the recipient is an “eligible partner” within the meaning of Section 731(c)(3)(C)(iii). The Fund will determine at the appropriate time whether they qualify as an “investment partnership.” Assuming they so qualify, if a Partner is an “eligible partner,” which term should include a Partner whose contributions to the Fund consisted solely of cash and/or securities, the recharacterization rule described above would not apply.

In determining whether, if at all, the Fund should distribute stocks or securities to a particular Partner, the General Partner intends to attempt to take into account the tax consequences to the Fund and the remaining Partners, as well as the desirability of making the distribution in light of the Fund’s investment program.

Foreign Taxes

It is possible that certain dividends and interest received by the Master Fund from sources within foreign countries will be subject to withholding taxes imposed by those countries. In addition, the Master Fund may also be subject to capital gains taxes in some of the foreign countries where it purchases and sells securities. Tax treaties between certain countries and the United States may reduce those taxes. It is impossible to predict in advance the rate of foreign tax the Master Fund will pay, because the amount of the Master Fund’s assets to be invested in various countries is not known.

Each Partner in the Core Alternatives Institutional Fund will be informed of the Partner’s proportionate share of the foreign taxes paid by the Master Fund, which the Partner will be required to include in income for federal income tax purposes. The Partners generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes. A Partner that is tax-exempt will not ordinarily benefit from such credit or deduction.

Unrelated Business Taxable Income

Generally, an exempt organization (including, for example, a charity or a tax-qualified retirement plan) is exempt from federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(1) This type of income is exempt even if it is realized from securities trading activity that constitutes a trade or business.

This general exemption from tax does not apply to the UBTI of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through a partnership) from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the organization’s exempt purpose or function. With respect to investments in partnerships (and other entities classified as partnerships for federal income tax purposes) engaged in a trade or business other than securities trading, the Master Fund’s income (or loss) from these investments may constitute UBTI.

UBTI also includes “unrelated debt-financed income,” which generally consists of (1) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is “acquisition indebtedness” at any time during the taxable year, and (2) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of such disposition. “Acquisition indebtedness” may include both debt incurred by the exempt organization to finance its investment in the Fund and debt incurred by the Master Fund.

(1) With certain exceptions, tax-exempt organizations that are private foundations are subject to a 2% federal excise tax on their “net investment income.” The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

The Master Fund may incur “acquisition indebtedness” with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service that generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Master Fund will treat its short sales of securities as not involving “acquisition indebtedness” and therefore not resulting in UBTI.(2) To the extent the Master Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is “acquisition indebtedness” during a taxable year, the percentage of such income that will be treated as UBTI generally will be based on the percentage that the “average acquisition indebtedness” incurred with respect to such securities is of the “average amount of the adjusted basis” of such securities during the taxable year. Indebtedness incurred by an exempt organization to acquire or to carry its investment in the Fund will also be treated as “acquisition indebtedness” for these purposes.

To the extent the Master Fund recognizes gain from securities with respect to which there is “acquisition indebtedness” at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain that will be treated as UBTI will be based on the percentage that the highest amount of such “acquisition indebtedness” is of the “average amount of the adjusted basis” of such securities during such period. In determining the unrelated debt-financed income of the Master Fund, an allocable portion of deductions directly connected with the Master Fund’s debt-financed property is taken into account. Thus, for instance, a percentage of losses, if any, from debt-financed securities (based on the debt/basis percentage calculation described above) may offset gains treated as UBTI.

Because the calculation of the Master Fund’s “unrelated debt-financed income” is complex and will depend in large part on the amount of leverage, if any, used by the Master Fund from time to time,(3) it is impossible to predict what percentage of the Core Alternatives Institutional Fund’s income and gains will be treated as UBTI for a Partner that is an exempt organization. An exempt organization’s share of the income or gains of the Core Alternatives Institutional Fund that is treated as UBTI cannot be offset by losses of the exempt organization either from the Fund or otherwise, unless those losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

To the extent that the Master Fund generates UBTI, the applicable federal tax rate for an exempt organization that is a Partner in the Core Alternatives Institutional Fund generally will be either the corporate or the trust tax rate, depending upon the nature of the particular exempt organization.(4) However, a charitable remainder trust that has UBTI is subject to a 100% excise tax on the amount of that UBTI under Section 664(c)(2) of the Code. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Core Alternatives Institutional Fund will be required to report to a Partner that is an exempt organization information as to the portion, if any, of its allocated income and gains from the Master Fund for each year which will be treated as UBTI. The calculation of this amount with respect to transactions entered into by the Master Fund may be highly complex, and there is no assurance that the Fund’s calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a tax-qualified retirement plan or a private foundation, the portion of the Master Fund’s income and gains that is not treated as UBTI will continue to be exempt from tax, as will the organization’s income and gains from other investments that are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in the Fund generally should not affect the tax-exempt status of such an exempt organization.(5) However, a title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor that is an exempt organization should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Fund. (See “ERISA Plans and Other Tax-Exempt Entities” below.)

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in

(2) Moreover, income realized from option writing and futures contract transactions generally should not constitute UBTI.

(3) The calculation of a particular exempt organization’s UBTI will also be affected if it incurs indebtedness to finance its investment in the Fund.

(4) An exempt organization is generally required to make estimated tax payments with respect to its UBTI.

(5) Certain exempt organizations that realize UBTI in a taxable year will not constitute “qualified organizations” for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Limited Partner should consult its tax adviser in this regard.

making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors that a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

To avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s investment in the Fund will probably be classified as a nonfunctionally related asset. A determination that Units in the Fund are nonfunctionally related assets could conceivably cause cash flow problems for a prospective Partner that is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its Units in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires, indirectly, more than 20% of the capital interest or profits interest in the Master Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its units in the Fund to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Master Fund is “passive” within the applicable provisions of the Code and Regulations. Although there can be no assurance, the General Partner believes that the Master Fund will meet this 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Units is legally permissible. This is not a matter of federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

State and Local Taxation

In addition to the federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Fund. State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Partner’s allocable share of the taxable income or loss of the Fund generally will be required to be included in determining the Partner’s reportable income for state and local tax purposes in the jurisdiction in which he is a resident. A partnership in which the Master Fund acquires an interest may conduct business in a jurisdiction that will subject to tax a Partner’s share of the partnership’s income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in their jurisdiction of residence.

ERISA Plans and Other Tax-Exempt Entities

Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and/or Section 4975 of the Code, including employee benefit plans, individual retirement accounts, Keogh plans, and other tax-exempt entities, may not purchase or hold Units in the Core Alternatives Institutional Fund (except to the extent a tax-exempt entity is an investor in a Partner, provided such Partner is not an entity the underlying assets of which constitute the assets of a plan(s) subject to ERISA and/or Section 4975 of the Code).

TEI INSTITUTIONAL FUND

Taxation of the Offshore Fund

The tax status of the Offshore Fund and its members under the tax laws of the Cayman Islands and the United States is summarized below. The summary is based on the assumption that the Offshore Fund is owned, managed, and operated as contemplated, and on the assumption that shares of the Offshore Fund will be held by the Fund and that Units of the Fund will be held by tax-exempt investors. The summary is based on existing laws as applied on the date of this Prospectus but no representation is made or intended (i) that changes in such laws or their application or interpretation will not be made in the future or (ii) that the IRS will agree with the interpretation described below. Prospective investors should consult their own tax and legal advisers with respect to the tax consequences of the purchase, holding, redemption, sale, or transfer of Interests.

The Offshore Fund will be treated as a corporation for U.S. federal income tax purposes.

Aside from certain 30% withholding taxes (discussed below), the Offshore Fund generally will not be subject to taxation by the United States on income or gain realized by the Master Fund from its stock, securities, commodities or derivatives trading for a taxable year, provided that the Offshore Fund is not engaged or deemed to be engaged in a U.S. trade or business during a taxable year to which any such income, gain, or loss of the Master Fund is treated as effectively connected. An investment in the Master Fund should not, by itself, cause the Offshore Fund to be engaged in a U.S. trade or business for the foregoing purpose, so long as (1) the Master Fund is not considered a dealer in stock, securities or commodities and does not regularly offer to enter into, assume, offset, assign or otherwise terminate positions in derivatives with customers, (2) the U.S. business activities of the Master Fund consist solely of trading in stock, securities, commodities, and derivatives for its own account (and, in the case of commodities, is limited to trading in commodities of a kind customarily dealt in on an organized exchange in transactions of a kind customarily consummated there), and (3) any entity treated as a partnership for U.S. Federal income tax purposes in which the Master Fund invests is not deemed to be engaged in a U.S. trade or business.

With respect to (3) above, the Offshore Fund has no control over whether entities treated as partnerships for U.S. federal income tax purposes in which the Master Fund invests are engaged or deemed to be engaged in a U.S. trade or business. However, the Master Fund intends to use reasonable efforts to reduce or eliminate the extent to which it allocates investment assets to entities treated as partnerships for U.S. Federal income tax purposes that are engaged or deemed to be engaged in a U.S. trade or business.

In the event that the Master Fund were found to be engaged in a U.S. trade or business, the Offshore Fund would be required to file a U.S. Federal income tax return for such year on IRS Form 1120-F and pay tax at full U.S. corporate income tax rates on the portion of its income that is treated as effectively connected with such U.S. trade or business, and an additional 30% branch profits tax would be imposed under Section 884 of the Code on profits deemed repatriated from the United States. In addition, in such event, the Master Fund would be required under Section 1446 of the Code to withhold taxes with respect to the “effectively connected” income or gain allocable to the Offshore Fund (which withholding taxes would be applied toward the Offshore Fund’s tax liabilities).

Assuming that the Master Fund is not engaged in a U.S. trade or business, the Offshore Fund will be subject to withholding of Federal income tax at a 30% rate on its allocable share of the Master Fund’s U.S.-source dividend income and other U.S.-source fixed or determinable annual or periodic gains, profits, or income as defined in Section 881(a) of the Code other than most forms of interest income. The Master Fund will also generally not qualify for any tax treaty benefits with respect to the Offshore Fund’s allocable shares of dividends, interest and gains on securities that are subject to foreign withholding taxes.

The Offshore Fund does not expect to maintain significant cash reserves, but generally intend to invest any cash reserves that may exist in a manner so as not to be subject to 30% withholding.

The U.S. Foreign Account Tax Compliance Act (“FATCA”) imposes a 30% withholding tax on U.S. persons holding offshore accounts and on certain “withholdable payments” made to “foreign financial institutions” which do not provide information about their U.S. accounts to the Internal Revenue Service. A “withholdable payment” is generally any U.S. source income, such as interest, dividends, rents, royalties and other fixed or determinable income (“FDAP”). Non-U.S. private funds, such as the Offshore Fund, will generally qualify as foreign financial institutions (“FFI”). In order for an offshore fund to avoid withholding, it must enter into an agreement with the U.S. Treasury to identify its U.S. investors. It is likely that the Offshore Fund will have to enter into such an agreement with the U.S. Treasury to identify its U.S. investors or, beginning July 1, 2014, it may be subject to U.S. withholding tax on payments it receives. Investors who do not provide required information may also be subject to withholding.

From time to time, legislation has been introduced that would treat certain offshore corporations that are managed or controlled in the United States as U.S. corporations for federal income tax purposes. If this legislation were to pass and is applicable to the Offshore Fund, the Offshore Fund would be subject to U.S. federal income tax.

INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC FEDERAL, STATE, LOCAL, U.S. AND NON-U.S. TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF AN INTEREST IN THE

FUND AND/OR THE FILING REQUIREMENTS, IF ANY, ASSOCIATED WITH THE PURCHASE AND OWNERSHIP OF AN INTEREST IN THE FUND.

Investment by Tax-Qualified Retirement Plans and other Tax-Exempt Investors

Tax-qualified pension and profit-sharing plans (including Keogh or HR-l0 plans), traditional and Roth individual retirement accounts described in Sections 408 and 408A of the Code, respectively (“IRAs”), educational institutions, and other investors exempt from taxation under Section 501 of the Code are generally exempt from Federal income tax except to the extent that they recognize UBTI. UBTI is income from an unrelated trade or business regularly carried on, excluding various types of investment such as dividends, interest, certain rental income, and capital gain, so long as not derived from debt-financed property. If a tax-exempt organization is a partner in a partnership that generates UBTI, the UBTI of the partnership will pass through to the organization. In addition, UBTI includes income derived from debt-financed property, i.e., property as to which there is “acquisition indebtedness”. Acquisition indebtedness is the unpaid amount of any debt incurred directly or indirectly to acquire or improve the property. During the period that any acquisition indebtedness is outstanding, a pro rata share of the income from the property will generally be UBTI based on the ratio of the average outstanding principal balance of the debt to the average tax basis of the property during the applicable tax year. To the extent the Master Fund holds debt-financed property or property primarily for sale to customers or becomes actively involved in trading securities, income attributable to such property or activity could constitute UBTI to a direct investor in the Master Fund. But, no such UBTI from the Master Fund should be attributable to a shareholder of the Offshore Fund or an investor in the TEI Institutional Fund, because UBTI generally should not pass through a corporation such as the Offshore Fund to its U.S. direct or indirect tax-exempt investors.

Because all shares of the Offshore Fund will be owned by the TEI Institutional Fund, which is a U.S. person for Federal income tax purposes, the Offshore Fund will be considered a controlled foreign corporation (“CFC”) for U.S. Federal income tax purposes. Income of a CFC is taxable as UBTI to a tax-exempt entity only if the income consists of certain kinds of insurance income as defined in Section 512(b)(17) of the Code. The Offshore Fund does not expect to generate UBTI of this type. Accordingly, the TEI Institutional Fund believes that income of the TEI Institutional Fund allocable to tax-exempt investors should not constitute UBTI.

If an investor incurs debt to finance the acquisition of a Unit, that acquisition indebtedness will separately cause income and gain from the TEI Institutional Fund to become UBTI under the rules applicable to debt-financed income. Each investor should consult its own tax adviser to determine whether any particular indebtedness of that investor may give rise to such debt-financed income as a result of an investment in the TEI Institutional Fund.

The foregoing discussion is intended to apply primarily to exempt organizations that are tax-qualified plans. The UBTI of certain other exempt organizations may be computed in accordance with special rules. Further, certain types of tax-exempt entities under the Code, such as “charitable remainder trusts” that are required to make taxable distributions based upon income received from all sources, may be disadvantaged under the rules relating to CFCs in a manner similar to taxable investors. Charitable remainder trusts are generally required, under their trust instruments and for purposes of qualifying under the Code for tax exemption, to make current distributions of all or a significant portion of their income. As an investor in a CFC, such a trust would be deemed to receive income each year from the CFC whether or not the CFC currently distributes such income. For these reasons, the Fund is not an appropriate investment for a charitable remainder trust.

U.S. TAX-EXEMPT INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS CONCERNING THE U.S. TAX CONSEQUENCES TO THEM OF ANY INVESTMENT IN A FUND.

Investment by Benefit Plans and IRAs

This section sets forth certain consequences under ERISA and Section 4975 of the Code which a fiduciary of an “employee benefit plan” as defined in and subject to ERISA (an “ERISA Plan”) or of a “plan” as defined in and subject to Section 4975 of the Code should consider before investing or deciding to invest the plan’s assets in the TEI Institutional Fund (such ERISA Plans and other “plans” being referred to herein as “Plans,” and such fiduciaries being referred to herein as “Plan Fiduciaries”). The following summary is not intended to be complete, but only to address certain questions under ERISA and the Code which are likely to be raised by the Plan Fiduciary’s own counsel.

In general, the terms “employee benefit plan” as defined in ERISA and “plan” as defined in Section 4975 of the Code together refer to any plan or account of various types which provide retirement benefits or welfare benefits to an individual or to an employer’s employees and their beneficiaries. Such plans and accounts include, but are not limited to, pension and profit-sharing plans (including

“Section 401(k) plans”), “simplified employee pension plans,” non-ERISA Keogh plans for self-employed individuals (including partners), IRAs, and medical benefit plans.

Each Plan Fiduciary of an ERISA Plan who has investment discretion must give appropriate consideration to the facts and circumstances that are relevant to an investment in the TEI Institutional Fund, including the role an investment in the TEI Institutional Fund plays in the ERISA Plan’s investment portfolio and the projected return of the ERISA Plan’s total portfolio relative to the ERISA Plan’s funding objectives. Each such Plan Fiduciary of an ERISA Plan, before deciding to invest in the TEI Institutional Fund, must be satisfied that investment in the TEI Institutional Fund is a prudent investment for the ERISA Plan, that the investments of the ERISA Plan, including the investment in the TEI Institutional Fund, are diversified so as to minimize the risk of large losses (unless, under the circumstances, it is clearly prudent not to do so), and that an investment in the TEI Institutional Fund complies with the documents of the ERISA Plan and related trust. If a Plan Fiduciary of an ERISA Plan breaches his or her fiduciary responsibilities with regard to selecting an investment for an ERISA Plan, the Plan Fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

A Plan Fiduciary of an ERISA Plan, such as a directed trustee, who invests ERISA Plan assets in the TEI Institutional Fund at the direction of another Plan Fiduciary or, in the case of a participant-directed ERISA Plan, at the direction of an ERISA Plan participant or beneficiary, generally has only limited fiduciary responsibility under ERISA with respect to the investment. Also, a Plan Fiduciary who has control over the availability of investments in a participant-directed ERISA Plan has fiduciary responsibility to monitor such investments. Such Plan Fiduciaries should consult with legal counsel to ensure that investment in the TEI Institutional Fund is consistent with their fiduciary responsibilities under ERISA.

Because the TEI Institutional Fund will be registered as an investment company under the 1940 Act, the underlying assets of the TEI Institutional Fund will not be considered “plan assets” of the Plans investing in the TEI Institutional Fund for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or the prohibited transaction rules of Section 4975 of the Code. Thus, the Investment Managers will not, solely as a result of the Plan’s investment in the TEI Institutional Fund, be fiduciaries with respect to the assets of any Plan that becomes a Partner of the TEI Institutional Fund.

The Board will require a Plan proposing to invest in the TEI Institutional Fund to represent that it, and any Plan Fiduciaries responsible for the Plan’s investments, are aware of and understand the TEI Institutional Fund’s investment objective, policies, and strategies, that the decision to invest Plan assets in the TEI Institutional Fund was made with appropriate consideration of relevant investment factors with regard to the Plan, and, with respect to an ERISA Plan, that the decision to invest ERISA Plan assets in the TEI Institutional Fund is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective Plan investors may currently maintain relationships with the Investment Managers or one or more investment advisers of Adviser Funds in which the Master Fund will invest, or with other entities that are affiliated with the Investment Managers or such investment advisers. Each of such persons may be deemed to be a “party in interest” (as defined in Section 3(14) of ERISA) or a “disqualified person” (as defined in Section 4975(e)(2) of the Code) with respect to, and/or a fiduciary of, any Plan to which it (or an affiliate) provides investment management, investment advisory, or other services. ERISA and Section 4975 of the Code prohibit Plan assets from being used for the benefit of a party in interest or disqualified person and also prohibit a Plan Fiduciary from using its fiduciary authority, control or responsibility to cause the Plan to make an investment from which it or certain third parties in which such Plan Fiduciary has an interest would receive a fee or other consideration. Plan investors should consult with legal counsel to determine if participation in the TEI Institutional Fund is a transaction that is prohibited by ERISA or the Code, and will be required to represent that the purchase of Units in the TEI Institutional Fund is not such a prohibited transaction. Plan Fiduciaries also will be required to represent that the decision to invest in the TEI Institutional Fund was made by them as fiduciaries that are independent of such affiliated persons, that are duly authorized to make such investment decisions, and that have not relied on any individualized advice or recommendation of such affiliated persons as a primary basis for the decision to invest in the TEI Institutional Fund.

The foregoing statements regarding the consequences under ERISA and the Code of an investment in the TEI Institutional Fund are based on the provisions of the Code and ERISA as in effect on June 1, 2015, and the then-existing administrative and judicial interpretations thereunder that have become effective. No assurance can be given that administrative, judicial, or legislative changes will not occur that will not make the foregoing statements incorrect or incomplete.

ACCEPTANCE OF SUBSCRIPTIONS ON BEHALF OF PLANS IS IN NO RESPECT A REPRESENTATION BY THE BOARD, THE INVESTMENT MANAGERS, OR ANY OTHER PARTY RELATED TO THE FUND THAT THIS INVESTMENT MEETS THE LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY ANY PARTICULAR PLAN OR THAT THIS INVESTMENT IS APPROPRIATE FOR ANY PARTICULAR PLAN. THE PERSON WITH THE INVESTMENT DISCRETION

SHOULD CONSULT WITH HIS OR HER ATTORNEY AND FINANCIAL ADVISERS AS TO THE PROPRIETY OF AN INVESTMENT IN THE FUND IN LIGHT OF THE CIRCUMSTANCES OF THE PARTICULAR PLAN.

BOTH FUNDS

FOR ADDITIONAL INFORMATION ON AN INVESTMENT IN THE FUNDS, SEE “CERTAIN TAX CONSIDERATIONS” IN THE SAI. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE SPECIFIC FEDERAL, STATE, LOCAL, U.S. AND NON-U.S. TAX CONSEQUENCES OF THE PURCHASE AND OWNERSHIP OF UNITS IN A FUND AND/OR THE FILING REQUIREMENTS, IF ANY, ASSOCIATED WITH THE PURCHASE AND OWNERSHIP OF UNITS IN A FUND.

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P.

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P.

6601 Six Forks Road

Suite 340

Raleigh, NC 27615

888.363.2324

Investment Manager and Fund Servicing Agent	Fund Counsel
Hatteras Funds, LLC	Drinker Biddle & Reath LLP
6601 Six Forks Road	One Logan Square, Suite 2000
Suite 340	Philadelphia, PA 19103-6996
Raleigh, NC 27615
Independent Registered Public Accounting Firm
Sub-Advisor	Deloitte & Touche LLP
Morgan Creek Capital Management, LLC	1700 Market Street, 24th Floor
301 West Barbee Chapel Road	Philadelphia, PA 19103
Suite 200
Chapel Hill, NC 27517	Custodian Banks
UMB Bank, N.A.
Distributor	1010 Grand Boulevard
Hatteras Capital Distributors, LLC	Kansas City, MO 64106
6601 Six Forks Road
Suite 340	U.S. Bank National Association
Raleigh, NC 27615	1555 North River Center Drive
Milwaukee, WI 53212
Transfer Agent / Administrator
UMB Fund Services, Inc.
223 Wilmington West Chester Pike, Suite 303
Chadds Ford, PA 19317

ANNUAL REPORT

MARCH 31, 2015

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

MANAGERS DISCUSSION OF FUND PERFORMANCE

Mark W. Yusko

ANNUAL REVIEW

For the year ended March 31, 2015, the Core Alternatives Institutional Fund, L.P. returned 6.4%, the Core Alternatives Fund, L.P. returned 6.2%, the Core Alternatives TEI Fund, L.P. returned 6.2%, and the Core Alternatives TEI Institutional Fund, L.P. returned 6.4%. Each Fund invests substantially all of its assets, directly or indirectly, in Hatteras Master Fund, L.P. (the "Master Fund"). Returns of the Funds will differ to the extent that the Funds do not have the same expenses. The combination of both private and public strategies working in tandem led each Fund to outperform its peers, with the HFRX Global Hedge Fund Index returning only +0.4% over the same period. Among strategies, Private Investments continued to perform well, with returns exceeding 8% for the period. The Hedge Fund portfolio also contributed to overall Fund performance, bouncing back steadily in the latter half of the period to return approximately 5% for the year. Within the Hedge Fund portfolio, alpha generation came from our top tier sector and geographically focused managers, specifically those concentrated in healthcare, Japanese, and Chinese exposures. Inexpensive debt and an attractive market environment helped drive returns among private strategies, with realizations and recapitalizations also contributing positively to performance. Energy and International strategies did struggle in the latter half of the period, however, overall private investment performance continued to be positive.

At the end of the fiscal year, Hedge Fund strategies represented 51% of the Master Fund while Private Investments represented 47%. Looking ahead, we believe the dual exposure to public and private strategies will provide long-term benefits for our investors, with risk mitigation and potential alpha generation helping to drive risk-adjusted returns. With uncertainty and volatility growing within the markets, we remain confident that the Master Fund's portfolio construction could prove beneficial for our investors.

STRATEGY COMMENTARY

Private Investments†

Private Investments contributed positively to overall Fund performance for the fiscal year ended March 31, 2015, with strategy returns of over 8% marking the strategy's fifth consecutive year of gains. With the exception of International Buyout and International Real Estate, all other strategies within the Private Investment portfolio gained for the year. Venture Capital was the best performing strategy for the period, as robust public markets enabled managers to raise new rounds and exit investments at premium values. Growing innovation in Technology, Energy, and Life Sciences continues to make Venture Strategies attractive, with compelling investment opportunities not available in public markets. Domestic Real Estate and Domestic Buyouts also performed well for the period, with smaller, geographically or sector focused managers driving returns. Specifically, two healthcare focused funds in our venture and buyout strategies considerably outperformed for the year with annual returns of over 200%, illustrating the alpha generation potential within such strategies.

Although the headwinds of currency depreciation (specifically in the Euro and Brazilian Real) caused detraction within international strategies, a primary drag on performance in the latter half of the year was our large weighting in private energy. Lower valuations, attributable to the slowdown in production and decline in oil, resulted in losses for energy strategies. Although latter year detraction was disappointing, our private energy strategies still ended the year relatively flat. Looking ahead, many of our energy managers have communicated a refocus of business strategy to operate more efficiently in a "lower for longer" oil price environment, positioning themselves well for potential consolidation in the industry.

Realization of maturing investments also helped performance as managers turned to capital markets that offered lofty valuations to exit mature investments. For the fiscal year, the Master Fund received $114.2M in distributions and invested $56.4M, resulting in net positive cash flows of $57.8M.* The maturity of the portfolio

1

allows the Master Fund to re-invest proceeds into new investment ideas providing clients with continued multi-vintage year exposure in private investments. Currently, we are seeing an exciting flow of new opportunities. The newest deal closed was an investment in Lyft, second to Uber in the growing ride sharing market. Access to disruptive innovation investment opportunities such as Lyft and others, we believe, is yet another way the private portfolio adds value for our investors.

We remain confident in the return potential of our private investment portfolio. Cultivated over time, and comprising 47% of the Master Fund, the private allocation looks to provide our investors access to strategies and investment opportunities unavailable in public markets. Looking ahead, we believe dislocations within markets will continue, whereby our allocation to top tier private managers may provide value for our investors.

Hedge Fund Strategies†

Hedge Fund strategies performed well for the fiscal year, posting returns of approximately 5%, far exceeding the HFRX Global Hedge Fund Index returns of +0.4%. Among sub-strategies, Opportunistic Equity was a large contributor of gains, with fundamentally driven long/short managers generating alpha for the Master Fund. The Master Fund's top two largest allocations, Broadfin Healthcare and Teng Yue Partners, posted returns of +30% and +31% for the fiscal year, respectively, illustrating clear examples of managers with the expertise to generate alpha.^ Other positions within the portfolio also did well, with short oil exposures and long Japanese equities helping drive returns. Technology-focused managers along with Russian and energy exposures were the main detractors of performance for the period. Opportunistic Equity represents a 35% exposure in the Fund, where we believe it will remain as opportunities within this sub-strategy continue to be robust. Enhanced Fixed Income also detracted for the period, with losses concentrated around exposures to energy credit.

Although smaller in allocation, Tactical Trading and Absolute Return sub-strategies also performed well for the period. Tactical Trading, which now makes up 5.6% of the portfolio, gained for the period due to outsized returns from Japanese exposures. Absolute Return contributed to returns as well, posting performance of +12% for the period ended March 31, 2015. Driving returns within Absolute Returns was Multi-Strategy manager Citadel Wellington, who consistently gained throughout the fiscal year. As of March 31, 2015, exposure to Absolute Return sits at 3.9% of total investments, with Citadel being the only Core position remaining in this bucket.

Overall, we are pleased with the performance of our Hedge Fund strategy, now concentrated in 15 core positions. We believe this line-up represents some of the best hedge fund managers in the sector, providing our investors with access to top alpha generating funds.

FUND OUTLOOK

Looking forward, we believe volatility and heightened levels of dispersion will persist. In dislocated markets, passive strategies generally stumble as participants get whipsawed by choppy movements in markets. Active investment strategies, however, have the potential to outperform in such markets, where knowledge and skill to execute can generate superior risk-adjusted returns for investors. As such, we believe the Hatteras Core Alternatives Funds are well positioned for the road ahead, with a bench of top tier private and public managers that possess the expertise needed to perform well in all market environments.

As always, we appreciate the confidence you have placed in Hatteras and your investment in the Hatteras Core Alternatives Funds. Thank you again, and if you have any questions, please do not hesitate to contact us.

Sincerely,

The Hatteras Core Alternatives Funds Investment Team

As of 3/31/2015, Broadfin Healthcare Fund, LP, Teng Yue Partners Fund, L.P., represented 3.86%, and 4.21% respectively, of the Master Fund's total investments. References to specific funds should not be considered a recommendation by the Fund, its Investment Manager, or Distributor.

As of 3/31/2015, Lyft represented 0.32% of the Master Fund's total investments. References to specific securities should not be considered a recommendation by the Fund, its Investment Manager, or Distributor.

A "Core" holding in the hedge fund portfolio is one where the Master Fund has not requested a full redemption or is not actively redeeming each quarter. The Master Fund may reduce weightings from Core holdings periodically to diversify the portfolio.

^  Gross Returns: The Hatteras Core Alternatives Funds are part of a Master/Feeder fund complex. Partners are unable to invest directly in the Master Fund. The portfolio analysis figures shown offer historical performance for sub-strategies in the Master Fund as a composite of the actual underlying advisory funds. The portfolio analysis figures shown indicate how sub-strategies performed on a stand-alone basis. However, none of the sub-strategies shown above are offered as standalone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Hatteras Funds. The portfolio analysis figures are calculated at the Master Fund level and include investments in the portfolio that were brought into the Master Fund at the time of the conversion to the Master/Feeder structure. The portfolio analysis figures are net of the expenses of the underlying investment manager's fees and expenses, and fund of fund level fees, and reflect reinvestment of all distributions, if applicable. However, the portfolio analysis figures do not reflect Hatteras Master Fund or Feeder Fund expenses, including placement fees, if applicable, fund administration fees, custody fees, fund accounting fees, etc., which would reduce the figures shown. Consequently, the information above was included for educational purposes only and should not be used to evaluate overall performance of the Hatteras Funds. Investors should refer to the performance data on www.hatterasfunds.com for the actual performance of the Funds. Past performance does not guarantee future results.

†  The portfolio analysis figures offer historical performance for each individual strategy as a composite of the Hatteras Core Alternatives Institutional Fund, L.P. The historical performance shown indicates how each strategy (composite) performed on a stand-alone basis, net of all fees. However, none of the (composite) strategies shown are offered as stand-alone investments. This is not meant to predict or project results into the future, nor is it intended to portray performance of the Funds.

*  Distributions include cash distributions from private investment funds, secondary transactions and net transfers between investment strategies.

2

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.08%	1.84%	-0.11%										1.81%
2014	0.60%	1.54%	-0.64%	-1.38%	1.39%	2.07%	0.16%	1.47%	0.34%	0.57%	0.67%	-0.94%	5.92%
2013	1.16%	-0.03%	0.54%	-0.39%	0.59%	-0.53%	0.94%	-0.50%	1.81%	1.88%	1.50%	2.94%	10.31%
2012	1.96%	0.89%	-0.18%	0.07%	-0.58%	0.01%	0.50%	0.74%	0.64%	-0.04%	0.08%	0.94%	5.10%
2011	0.41%	1.09%	0.69%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.27%	1.02%	-0.96%	-0.56%	-3.97%
2010	-0.30%	0.06%	1.72%	0.94%	-2.63%	-1.13%	0.34%	-0.11%	2.29%	1.30%	0.28%	2.31%	5.06%
2009	0.17%	-0.43%	-0.50%	0.49%	3.69%	0.79%	2.20%	1.20%	2.39%	0.11%	0.85%	0.95%	12.50%
2008	-2.89%	1.86%	-2.88%	1.57%	2.10%	-0.48%	-2.84%	-1.53%	-8.28%	-7.54%	-4.29%	-1.01%	-23.79%
2007	0.97%	0.67%	1.60%	1.86%	2.01%	0.78%	-0.05%	-1.85%	1.93%	2.71%	-1.72%	0.92%	10.16%
2006	2.80%	-0.20%	1.74%	1.10%	-1.97%	-0.75%	0.37%	0.76%	0.26%	1.60%	2.09%	0.93%	8.98%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.35%	1.85%	6.04%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.81%	0.95%	2.06%
1-Year	6.24%	12.73%	0.36%
3-Year (annualized)	6.79%	16.11%	2.81%
5-Year (annualized)	4.45%	14.47%	1.12%
10-Year (annualized)	3.25%	8.79%	1.18%
Annualized Since Inception	3.25%	8.79%	1.18%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	37.66%	116.10%	10.54%
Standard Deviation[4]	6.1	14.76	6.01
Largest Drawdown[5]	-24.98%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI FUND, L.P. (INCEPTION DATE: APRIL 1, 2005)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.08%	1.83%	-0.12%										1.80%
2014	0.59%	1.52%	-0.65%	-1.40%	1.39%	2.06%	0.14%	1.48%	0.35%	0.57%	0.67%	-0.94%	5.89%
2013	1.15%	-0.04%	0.48%	-0.39%	0.59%	0.00%	0.92%	-0.52%	1.77%	1.85%	1.47%	2.92%	10.02%
2012	1.94%	0.88%	-0.20%	0.06%	-0.59%	0.00%	0.49%	0.73%	0.63%	-0.05%	0.08%	0.93%	4.99%
2011	0.41%	1.09%	0.68%	0.83%	-0.22%	-0.79%	0.19%	-2.37%	-3.28%	1.01%	-0.96%	-0.59%	-4.02%
2010	-0.34%	0.06%	1.72%	0.94%	-2.63%	-1.12%	0.35%	-0.12%	2.27%	1.28%	0.26%	2.29%	4.95%
2009	0.16%	-0.44%	-0.50%	0.47%	3.71%	0.79%	2.19%	1.20%	2.39%	0.11%	0.85%	0.95%	12.48%
2008	-2.95%	1.82%	-2.92%	1.53%	2.08%	-0.52%	-2.88%	-1.57%	-8.33%	-7.56%	-4.31%	-0.86%	-23.98%
2007	0.94%	0.64%	1.58%	1.83%	1.99%	0.75%	-0.07%	-1.88%	1.89%	2.68%	-1.74%	0.87%	9.79%
2006	2.77%	-0.20%	1.72%	1.09%	-1.98%	-0.75%	0.37%	0.72%	0.23%	1.57%	2.05%	0.90%	8.73%
2005				-1.54%	0.26%	1.46%	2.16%	0.48%	1.39%	-1.46%	1.32%	1.82%	5.97%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.80%	0.95%	2.06%
1-Year	6.23%	12.73%	0.36%
3-Year (annualized)	6.66%	16.11%	2.81%
5-Year (annualized)	4.34%	14.47%	1.12%
10-Year (annualized)	3.10%	8.79%	1.18%
Annualized Since Inception	3.10%	8.79%	1.18%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	35.65%	116.10%	10.54%
Standard Deviation[4]	6.1	14.76	6.01
Largest Drawdown[5]	-25.23%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which could be up to 2%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Fund, L.P. are 2.42% and 7.20%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Fund, L.P. are 2.45% and 7.23%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.78%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

3

PERFORMANCE SUMMARY1 (UNAUDITED)

HATTERAS CORE ALTERNATIVES INSTITUTIONAL FUND, L.P. (INCEPTION DATE: JANUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.14%	1.72%	-0.05%										1.81%
2014	0.60%	1.44%	-0.52%	-1.19%	1.31%	1.93%	0.20%	1.39%	0.37%	0.58%	0.66%	-0.79%	6.09%
2013	1.23%	0.03%	0.59%	-0.32%	0.65%	-0.46%	1.00%	-0.43%	1.87%	1.94%	1.57%	2.75%	10.87%
2012	2.03%	0.96%	-0.12%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.15%	1.00%	5.92%
2011	0.47%	1.15%	0.75%	0.89%	-0.16%	-0.72%	0.25%	-2.31%	-3.20%	1.09%	-0.89%	-0.50%	-3.23%
2010	-0.24%	0.12%	1.78%	1.01%	-2.57%	-1.06%	0.41%	-0.04%	2.36%	1.36%	0.34%	2.37%	5.89%
2009	0.24%	-0.36%	-0.45%	0.55%	3.75%	0.86%	2.27%	1.27%	2.46%	0.17%	0.91%	1.01%	13.35%
2008	-2.85%	1.91%	-2.81%	1.63%	2.14%	-0.42%	-2.78%	-1.47%	-8.22%	-7.50%	-4.23%	-0.94%	-23.27%
2007	1.12%	0.73%	1.65%	1.89%	2.06%	0.82%	0.00%	-1.89%	2.00%	2.75%	-1.71%	0.97%	10.76%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.81%	0.95%	2.06%
1-Year	6.39%	12.73%	0.36%
3-Year (annualized)	7.24%	16.11%	2.81%
5-Year (annualized)	5.04%	14.47%	1.12%
Annualized Since Inception	2.77%	7.88%	-0.11%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	25.21%	74.06%	-2.53%
Standard Deviation[4]	6.33	15.99	6.27
Largest Drawdown[5]	-24.29%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

HATTERAS CORE ALTERNATIVES TEI INSTITUTIONAL FUND, L.P. (INCEPTION DATE: FEBRUARY 1, 2007)

Year	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year[2]
2015	0.14%	1.72%	-0.04%										1.82%
2014	0.59%	1.44%	-0.52%	-1.20%	1.30%	1.93%	0.19%	1.40%	0.38%	0.58%	0.67%	-0.79%	6.10%
2013	1.10%	0.03%	0.47%	-0.29%	0.59%	-0.43%	0.90%	-0.41%	1.67%	1.73%	1.40%	2.71%	9.84%
2012	2.01%	0.94%	-0.13%	0.13%	-0.52%	0.07%	0.56%	0.80%	0.70%	0.02%	0.14%	1.00%	5.85%
2011	0.48%	1.16%	0.69%	0.81%	-0.14%	-0.65%	0.23%	-2.24%	-3.21%	1.07%	-0.91%	-0.51%	-3.26%
2010	-0.23%	0.13%	1.79%	1.01%	-2.56%	-1.06%	0.42%	-0.05%	2.34%	1.35%	0.33%	2.36%	5.88%
2009	0.24%	-0.36%	-0.43%	0.54%	3.74%	0.85%	2.26%	1.27%	2.46%	0.18%	0.92%	1.02%	13.37%
2008	-2.87%	1.87%	-2.83%	1.59%	2.09%	-0.44%	-2.82%	-1.50%	-8.26%	-7.51%	-4.24%	-0.91%	-23.48%
2007		0.71%	1.62%	1.87%	2.03%	0.80%	-0.04%	-1.95%	2.01%	2.72%	-1.76%	0.96%	9.23%
Returns	Fund	S&P 500[3]	HFRXGL[3]
Year-to-date	1.82%	0.95%	2.06%
1-Year	6.43%	12.73%	0.36%
3-Year (annualized)	6.90%	16.11%	2.81%
5-Year (annualized)	4.82%	14.47%	1.12%
Annualized Since Inception	2.46%	7.77%	-0.29%
Historical Data (since inception)	Fund	S&P 500[3]	HFRXGL[3]
Cumulative Return	21.90%	71.47%	-3.97%
Standard Deviation[4]	6.33	16.07	6.28
Largest Drawdown[5]	-24.53%	-50.95%	-25.21%
Drawdown — # of months[6]	17	16	14

1.  Performance results and calculations after the Funds' most recent fiscal year are unaudited. The principal value of the Funds will fluctuate so that an investor's units, when redeemed, may be worth more or less than the original cost. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of the 2% redemption fee or up-front placement fees, which could be up to 6%, which would reduce returns shown above. Past performance does not guarantee future results and current performance may be lower or higher than the figures shown. The net expense ratio and total expense ratio for the Hatteras Core Alternatives Institutional Fund, L.P. are 2.35% and 7.13%, respectively. The net expense ratio and total expense ratio for the Hatteras Core Alternatives TEI Institutional Fund, L.P. are 2.32% and 7.10%, respectively. The total expense ratio for both funds includes Acquired Fund Fees and Expenses of 4.78%. Please see the current Prospectus for detailed information regarding the expenses of the Funds.

2.  Cumulative return. Returns are net of all expenses of the Funds, including the management fee and incentive allocations, and reflect reinvestment of all distributions, if applicable. Returns do not reflect payment of placement fees, if applicable, which would reduce returns noted above.

3.  S&P 500 Index and HFRX Global Hedge Fund Index (HFRXGL) data are sourced from Bloomberg. The indices are unmanaged portfolios of securities. Their performance results do not reflect the deduction of management fees, incentive compensation, commissions or other expenses. An investor cannot invest directly in an index. The S&P500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. HFRXGL is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

4.  Measurement of the investment's volatility.

5.  The peak to trough decline of an investment.

6.  Number of months of a peak to trough decline of an investment.

4

PERFORMANCE SUMMARY (UNAUDITED)

ALLOCATION

Strategies	Target Allocation	Allocation Actual	# of Funds
Hedge Fund Strategies	60%	51%	52
Private Investments	40%	47%	117
Cash	0%	2%	—
Total	100%	100%	169

STRATEGY ALLOCATION

5

TOP 10 HOLDINGS (UNAUDITED)

	Capital Balance March 31, 2015	Percent of Partners' Capital
Teng Yue Partners Fund, L.P.	$39,486,873	4.37%
Broadfin Healthcare Fund, L.P.	36,159,512	4.00%
Viking Global Equities, L.P.	33,778,787	3.73%
WisdomTree Japan Hedged Equity Fund	33,457,840	3.70%
Citadel Wellington, LLC (Class A)	27,798,691	3.07%
SR Global Fund, L.P. (Japan), Class H	27,307,097	3.02%
Hound Partners, L.P.	27,113,963	3.00%
Falcon Edge Global, L.P.	26,163,071	2.89%
Tybourne Equity (US) Fund, Class A	26,105,997	2.89%
Indaba Capital Partner, L.P.	24,737,022	2.73%

Portflio composition will change due to ongoing management of the Master Fund.

6

DEFINITIONS

Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha. In other words, alpha is often considered to represent the value that a portfolio manager adds to or subtracts from a fund's return. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%. Correspondingly, a similar negative alpha would indicate an underperformance of 1%.

HFRX Global Hedge Fund Index: Index data, sourced from Hedge Funds Research, Inc., is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

S&P 500 Total Return Index: The Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value weighted index, with each stock's weight in the Index proportionate to its market value. You cannot invest directly in an index. Benchmark performance should not be considered reflective of performance of the Funds.

7

STRATEGY DEFINITIONS

Opportunistic Equity: Opportunistic investing in broad groupings of different strategies and techniques that all have the similar trait of allowing the investment manager to seize an advantage in knowledge, research, temporary pricing anomalies, or market-specific inefficiencies to generate profit.

Enhanced Fixed Income: These strategies utilize global fixed income investments that may potentially offer high yields with little correlation to traditional, domestic fixed income investments. The universe typically includes global sovereign, corporate high yield and distressed bonds, as well as bank loans.

Absolute Return: Investors in these strategies seek to produce positive returns regardless of the direction of general markets. Hedge funds target absolute returns versus mutual funds, which typically target returns relative to a benchmark.

Tactical Trading: The Tactical Trading investment strategy is composed generally of Advisers who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity trading advisors ("CTAs") and managed futures managers are included in the Tactical Trading investment strategy. The Tactical Trading investment strategy will have a relatively low correlation to the equity markets.

Private Investments: Investing in equity-oriented securities through a privately negotiated process. The majority of private investment transactions involve companies that are not publicly traded. Private investments are used by companies that have achieved various stages of development. Most investors access this strategy by investing in private equity funds or private equity funds of funds.

8

SAFE HARBOR AND FORWARD-LOOKING STATEMENTS DISCLOSURE

Safe Harbor Statement: This presentation shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of, the securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. Forward-Looking Statements: This presentation contains certain statements that may include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are "forward-looking statements." Included among "forward-looking statements" are, among other things, statements about our future outlook on opportunities based upon current market conditions. Although the company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this discussion. Other than as required by law, the company does not assume a duty to update these forward-looking statements. Past performance is no guarantee of future results. The illustrations are not intended to predict the performance of any specific investment or security. The past performance figures do not represent performance of any Hatteras security and there can be no assurance that any Hatteras security will achieve the past returns of the illustrative examples. This is not an offering to subscribe for units in any fund and is intended for informational purposes only. An offering can only be made by delivery of the Prospectus to "qualified clients" within the meaning of U.S. securities laws.

Please carefully consider the investment objectives, risks, and charges and expenses of the Fund before investing. Please read the Prospectus carefully before investing as it contains important information on the investment objectives, composition, fees, charges and expenses, risks, suitability, and tax obligations of investing in the Fund. Copies of the Prospectus and performance data current to the most recent month-end may be obtained online at www.hatterasfunds.com or by contacting Hatteras at 866.388.6292. Past performance does not guarantee future results.

The Hatteras Core Alternatives Fund, L.P.; the Hatteras Core Alternatives TEI Fund, L.P; the Hatteras Core Alternatives Institutional Fund, L.P.; and the Hatteras Core Alternatives TEI Institutional Fund, L.P. (collectively referred to herein as the "Hatteras Core Alternatives Fund" or the "Fund") are Delaware limited partnerships that are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as non-diversified, closed-end management investment companies whose units are registered under the Securities Act of 1933, as amended. The Hatteras Core Alternatives Fund is a fund of alternative investments. As such, the Fund invests in private hedge funds and private equity investments. Hedge funds are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. A hedge fund can be described generally as a private and unregistered investment pool that accepts investors' money and employs hedging and arbitrage techniques using long and short positions, leverage and derivatives, and investments in many markets.

Key Risk Factors: The Fund, through investment in the Master Fund, invests substantially all of its assets in private funds that are generally not registered as investment companies under the 1940 Act and, therefore, the Fund does not have the benefit of various protections provided under the 1940 Act with respect to an investment in such private equity investments. Investments in the Fund involve a high degree of risk, including the complete loss of capital. The Fund provides limited liquidity, and units of the Fund are not transferable. General Risks, Special Risks and Investment-Related Risks of the Fund include, but are not limited to, Limited Operating History of the Fund, Limited Liquidity, Reporting Requirements, Non-Listed Status of Units, Non-Diversified Status, Legal, Tax and Regulatory Risks, Underlying Portfolio Funds Not Registered, Portfolio Funds Generally Non-Diversified, Valuation of Portfolio Funds, Multiple Levels of Fees and Expenses, Portfolio Fund Managers Invest Independently, Portfolio Fund Operations Not Transparent, Concentration of Investments, Derivative Instruments, Distressed Investments, Valuation of Illiquid Securities and Derivative Positions, Unspecified Investments, Leverage, Risks of Capital Call Failures, and Limited Selectivity of Investments. The success of the Fund is highly dependent on the financial and managerial expertise of its principals and key personnel of the Fund's Investment Manager. Although the investment manager for the Fund expects to receive detailed information from each private equity investment on a regular basis regarding its valuation, investment performance, and strategy, in most cases the investment manager has little or no means of independently verifying this information. The underlying private equity investments are not required to provide transparency with respect to their respective investments. By investing in the private equity investments indirectly through the Fund, investors will be subject to a dual layer of fees, both at the Fund and the underlying private equity fund levels. Certain private equity investments will not provide final Schedule K-1s for any fiscal year before April 15th of the following year. Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state, and local levels. Please see the prospectus for a detailed discussion of the specific risks disclosed here and other important risks and considerations. The foregoing risk factors do not purport to be a complete list or explanation of the risks involved in an investment in the Fund. In addition, as the Fund's portfolio develops and changes over time, an investment in the Fund may be subject to additional and different risk factors.

Securities offered through Hatteras Capital Distributors, LLC, member FINRA/SIPC. Hatteras Capital Distributors, LLC, is affiliated with Hatteras Funds, LLC by virtue of common control/ownership.

9

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HATTERAS FUNDS

Hatteras Core Alternatives Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P.
(a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P.
(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2015

HATTERAS FUNDS

As of and for the year ended March 31, 2015

Hatteras Core Alternatives Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives Institutional Fund, L.P. (a Delaware Limited Partnership)

Hatteras Core Alternatives TEI Institutional Fund, L.P. (a Delaware Limited Partnership)

HATTERAS FUNDS

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To each of the Board of Directors of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P.:

We have audited the accompanying statements of assets, liabilities and partners' capital of Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., and Hatteras Core Alternatives TEI Institutional Fund, L.P. (each a Delaware Limited Partnership) (collectively the "Feeder Funds") as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Feeder Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Feeder Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Feeder Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of each of the Feeder Funds as of March 31, 2015, the results of their operations and their cash flows for the year then ended, and the changes in their partners' capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
June 1, 2015

1

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Assets
Investment in Hatteras Master Fund, L.P., at fair value	$144,087,106	$191,350,393	$154,872,675	$414,153,522
Cash	200,000	204,730	200,000	205,000
Receivable for withdrawals from Hatteras Master Fund, L.P.	7,583,046	10,067,811	8,156,042	21,792,493
Investment in Hatteras Master Fund, L.P. paid in advance	—	—	—	524,848
Prepaid assets	5,534	7,456	5,924	16,067
Total assets	$151,875,686	$201,630,390	$163,234,641	$436,691,930
Liabilities and partners' capital
Withdrawals payable	$7,583,046	$10,067,811	$8,156,042	$21,792,493
Contributions received in advance	—	—	15,600	600,000
Servicing fee payable	107,513	142,723	13,594	36,324
Professional fees payable	56,000	31,000	51,000	31,000
Accounting and administration fees payable	11,114	15,579	9,623	15,867
Printing fees payable	25,000	25,000	25,000	25,000
Custodian fees payable	800	1,206	800	2,143
Withholding tax payable	—	65,896	—	129,164
Total liabilities	7,783,473	10,349,215	8,271,659	22,631,991
Partners' capital	144,092,213	191,281,175	154,962,982	414,059,939
Total liabilities and partners' capital	$151,875,686	$201,630,390	$163,234,641	$436,691,930
Components of partners' capital
Capital contributions (net)	$121,635,341	$167,130,892	$128,570,294	$317,173,989
Accumulated net investment income (loss)	(12,172,119)	(16,947,143)	3,309,772	8,025,530
Accumulated net realized gain	7,106,665	11,484,676	7,939,710	36,224,724
Accumulated net unrealized appreciation on investments	27,522,326	29,612,750	15,143,206	52,635,696
Partners' capital	$144,092,213	$191,281,175	$154,962,982	$414,059,939
Net asset value per unit	$109.09	$108.44	$113.69	$112.44
Maximum offering price per unit**	$111.32	$110.65	$120.95	$119.62
Number of authorized units	7,500,000.00	7,500,000.00	7,500,000.00	10,000,000.00
Number of outstanding units	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  The maximum sales load for the Hatteras Core Alternatives Fund, L.P. and the Hatteras Core Alternatives TEI Fund, L.P. is 2.00%. The maximum sales load for the Hatteras Core Alternatives Institutional Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. is 6.00%.

See notes to financial statements.
2

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF OPERATIONS

For the year ended March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Net investment income allocated from Hatteras Master Fund, L.P.
Investment income	$6,900,770	$9,180,330	$7,430,421	$19,859,882
Operating expenses	(2,065,765)	(2,747,610)	(2,225,051)	(5,946,049)
Performance allocation	—	—	(1,252,132)	(3,359,412)
Net investment income allocated from Hatteras Master Fund, L.P.	4,835,005	6,432,720	3,953,238	10,554,421
Feeder Fund investment income
Interest	14	19	17	20
Total fund investment income	14	19	17	20
Feeder Fund expenses
Servicing fee	1,360,731	1,808,819	171,776	458,639
Accounting and administration fees	133,403	190,359	115,785	192,131
Insurance fees	20,951	27,881	22,477	60,049
Directors' fees	43,125	43,125	43,125	43,125
Professional fees	64,724	48,684	54,293	44,056
Printing fees	80,180	72,798	75,971	71,195
Custodian fees	8,637	12,208	12,308	17,866
Withholding tax	—	213,243	—	408,412
Other expenses	87,241	48,078	56,166	42,741
Total Feeder Fund expenses	1,798,992	2,465,195	551,901	1,338,214
Net investment income	3,036,027	3,967,544	3,401,354	9,216,227
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	8,059,256	10,711,585	8,673,999	23,186,111
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(1,324,222)	(1,746,342)	(1,428,959)	(3,825,874)
Net realized gain and change in unrealized depreciation on investments allocated from Hatteras Master Fund, L.P.	6,735,034	8,965,243	7,245,040	19,360,237
Net increase in partners' capital resulting from operations	$9,771,061	$12,932,787	$10,646,394	$28,576,464

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
3

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2014 and 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
	Limited Partners	Limited Partners	Limited Partners	Limited Partners
Partners' Capital, at March 31, 2013	$184,953,906	$246,049,268	$197,612,187	$531,554,901
Capital contributions	945,102	2,671,050	1,495,233	3,553,949
Capital withdrawals	(36,082,341)	(48,425,178)	(38,743,408)	(103,958,885)
Withdrawal fees	3,094	2,961	228	536
Net investment income	2,101,999	2,294,883	3,003,267	4,203,618
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	4,193,753	5,606,107	4,517,464	12,061,320
Net change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange translations	10,660,433	14,219,601	11,394,150	30,822,744
Partners' Capital, at March 31, 2014**	$166,775,946	$222,418,692	$179,279,121	$478,238,183
Capital contributions	725,618	1,016,593	—	1,081,188
Capital withdrawals	(33,180,412)	(45,086,897)	(34,962,533)	(93,835,896)
Net investment income	3,036,027	3,967,544	3,401,354	9,216,227
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	8,059,256	10,711,585	8,673,999	23,186,111
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(1,324,222)	(1,746,342)	(1,428,959)	(3,825,874)
Partners' Capital, at March 31, 2015***	$144,092,213	$191,281,175	$154,962,982	$414,059,939

*  Consolidated Statement. See note 2 in the notes to the financial statements.

**  Including accumulated net investment loss of $(15,208,146); $(20,914,687); $(91,582); and $(1,190,697), respectively

***  Including accumulated net investment gain/(loss) of $(12,172,119); $(16,947,143); $3,309,772; and $8,025,530, respectively.

See notes to financial statements.
4

HATTERAS FUNDS

(each a Delaware Limited Partnership)

STATEMENTS OF CASH FLOWS

For the year ended March 31, 2015

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.*	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.*
Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$9,771,061	$12,932,787	$10,646,394	$28,576,464
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of interests in Hatteras Master Fund, L.P.	(163,101)	(276,214)	(59,119)	(1,010,218)
Proceeds from withdrawals from Hatteras Master Fund, L.P.	34,593,067	46,873,574	35,570,524	95,163,235
Net investment income allocated from Hatteras Master Fund, L.P.	(4,835,005)	(6,432,720)	(3,953,238)	(10,554,421)
Net realized gain from investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	(8,059,256)	(10,711,585)	(8,673,999)	(23,186,111)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations allocated from Hatteras Master Fund, L.P.	1,324,222	1,746,342	1,428,959	3,825,874
(Increase)/Decrease in receivable for withdrawals from Hatteras Master Fund, L.P.	1,159,306	1,589,744	1,245,265	3,287,602
(Increase)/Decrease in investment in Hatteras Master Fund, L.P. paid in advance	100,785	—	—	(524,848)
(Increase)/Decrease in prepaid assets	(1,174)	(1,662)	(1,258)	(3,538)
Increase/(Decrease) in servicing fee payable	(16,433)	(22,547)	(2,078)	(5,484)
Increase/(Decrease) in accounting and administration fees payable	(11,778)	(16,696)	(9,752)	(16,470)
Increase/(Decrease) in professional fees payable	5,500	(773)	500	500
Increase/(Decrease) in custodian fees payable	—	(110)	—	827
Increase/(Decrease) in withholding tax payable	—	(50,338)	—	(108,245)
Increase/(Decrease) in other accrued expenses	—	(5,045)	—	(2,885)
Net cash provided by operating activities	33,867,194	45,624,757	36,192,198	95,442,282
Cash flows from financing activities:
Capital contributions	475,618	1,001,593	15,600	1,631,188
Capital withdrawals	(34,342,812)	(46,676,620)	(36,207,798)	(97,123,470)
Net cash used in financing activities	(33,867,194)	(45,675,027)	(36,192,198)	(95,492,282)
Net change in cash	—	(50,270)	—	(50,000)
Cash at beginning of year	200,000	255,000	200,000	255,000
Cash at end of year	$200,000	$204,730	$200,000	$205,000

*  Consolidated Statement. See note 2 in the notes to the financial statements.

See notes to financial statements.
5

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2015

1.  ORGANIZATION

The Hatteras Funds, each a "Feeder Fund" and collectively the "Feeder Funds" are:

Hatteras Core Alternatives Fund, L.P.

Hatteras Core Alternatives TEI Fund, L.P.

Hatteras Core Alternatives Institutional Fund, L.P.

Hatteras Core Alternatives TEI Institutional Fund, L.P.

The Feeder Funds are organized as Delaware limited partnerships, and are registered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end, non-diversified, management investment companies. The primary investment objective of the Feeder Funds is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Feeder Funds' secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve their objectives, the Feeder Funds provide their investors with access to a broad range of investment strategies, asset categories and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions, through an investment of substantially all of their assets into the Master Fund, which is registered under the 1940 Act. Hatteras Funds, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") serves as investment manager to the Master Fund. Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. Investors who acquire units of limited partnership interest in the Feeder Funds ("Units") are the limited partners (each, a "Limited Partner" and together, the "Limited Partners") of the Feeder Funds.

The Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. each invest substantially all of their assets in the Hatteras Core Alternatives Offshore Fund, LDC and Hatteras Core Alternatives Offshore Institutional Fund, LDC, (each a "Blocker Fund" and collectively the "Blocker Funds"), respectively. The Blocker Funds are Cayman Islands limited duration companies with the same investment objective as the Feeder Funds. The Blocker Funds serve solely as intermediate entities through which the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. invest in Hatteras Master Fund, L.P. (the "Master Fund" and together with the Feeder Funds, the "Funds"). The Blocker Funds enable tax-exempt Limited Partners (as defined below) to invest without receiving certain income in a form that would otherwise be taxable to such tax-exempt Limited Partners regardless of their tax-exempt status. The Hatteras Core Alternatives TEI Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Fund, LDC and the Hatteras Core Alternatives TEI Institutional Fund, L.P. owns 100% of the participating beneficial interests of the Hatteras Core Alternatives Offshore Institutional Fund, LDC. Where these Notes to Financial Statements discuss the Feeder Funds' investment in the Master Fund, for Hatteras Core Alternatives TEI Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P., it means their investment in the Master Fund through the applicable Blocker Fund.

The Partnership is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946"). The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read with the Feeder Funds' financial statements. The percentages of the Master Fund's beneficial limited partnership interests owned by the Feeder Funds at March 31, 2015 were:

Hatteras Core Alternatives Fund, L.P.	15.93%
Hatteras Core Alternatives TEI Fund, L.P.	21.16%
Hatteras Core Alternatives Institutional Fund, L.P.	17.12%
Hatteras Core Alternatives TEI Institutional Fund, L.P.	45.79%

Each of the Feeder Funds has an appointed Board of Directors (collectively the "Boards"); which has the its rights and powers to monitor and oversee the business affairs of the Feeder Funds, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Feeder Funds' business.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and are expressed in United States dollars. The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Investment Valuation

The Feeder Funds do not make direct investments in securities or financial instruments, and invest substantially all of their assets in the Master Fund. The Feeder Funds record their investment in the Master Fund at fair value. Valuation of securities held by the Master Fund,

6

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

a.  Investment Valuation (concluded)

including the Master Fund's disclosure of investments under the three-tier hierarchy, is also discussed in the notes to the Master Fund's financial statements included elsewhere in this report.

b.  Allocations from the Master Fund

The Feeder Funds record their allocated portion of income, expense, realized gains and losses and unrealized appreciation and depreciation from the Master Fund.

c.  Feeder Fund Level Income and Expenses

Interest income on any cash or cash equivalents held by the Feeder Funds will be recognized on an accrual basis. Expenses that are specifically attributed to the Feeder Funds are charged to each Feeder Fund. Because the Feeder Funds bear their proportionate share of the management fee of the Master Fund, the Feeder Funds pay no direct management fee to the Investment Manager or Sub-Adviser. The Feeder Funds' specific expenses are recorded on an accrual basis.

d.  Tax Basis Reporting

Because the Master Fund invests primarily in investment funds that are treated as partnerships for U.S. Federal tax purposes, the tax character of each of the Feeder Fund's allocated earnings is established dependent upon the tax filings of the investment vehicles operated by the Advisers ("Adviser Funds"). Accordingly, the tax basis of these allocated earnings and the related balances are not available as of the reporting date.

e.  Income Taxes

For U.S. Federal income tax purposes, the Feeder Funds are treated as partnerships, and each Limited Partner in each respective Feeder Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and the realized and unrealized gains (losses) of such Feeder Fund. Accordingly, no federal, state or local income taxes have been provided on profits of the Feeder Funds since the Limited Partners are individually liable for the taxes on their share of the Feeder Funds.

The Feeder Funds file tax returns as prescribed by the tax laws of the jurisdictions in which they operate. In the normal course of business, the Feeder Funds are subject to examination by federal, state, local and foreign jurisdictions, where applicable. For returns filed for the years ended December 31, 2011 through December 31, 2014, the Feeder Funds remain subject to examination by the major tax jurisdictions under the statute of limitations.

The Feeder Funds have reviewed any potential tax positions as of March 31, 2015 and have determined that they do not have a liability for any unrecognized tax benefits or expense. The Feeder Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2015, the Feeder Funds did not incur any interest or penalties.

The Blocker Funds may be subject to withholding of Federal income tax at a 30% rate on their allocable share of the Master Fund's U.S.-source dividend income and other U.S.-source fixed or determinable annual or periodic gains, profits, or income as defined in Section 881(a) of the Internal Revenue Code of 1986, as amended other than most forms of interest income.

f.  Cash

Cash includes amounts held in interest bearing demand deposit accounts. Such cash, at times, may exceed federally insured limits. The Feeder Funds have not experienced any losses in such accounts and do not believe they are exposed to any significant credit risk on such accounts.

g.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in Partners' capital from operations during the reporting period. Actual results could differ from those estimates.

h.  Consolidated Financial Statements

The asset, liability, and equity accounts of the Hatteras Core Alternatives TEI Fund, L.P. and the Hatteras Core Alternatives TEI Institutional Fund, L.P. are consolidated with their respective Blocker Funds as presented in the Statements of Assets, Liabilities, and Partners' Capital, Statements of Operations, Statements of Changes in Partners' Capital, and Statements of Cash Flows. All intercompany accounts and transactions have been eliminated in consolidation.

7

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

3.  ALLOCATION OF LIMITED PARTNERS' CAPITAL

Net profits or net losses of the Feeder Funds for each allocation period ("Allocation Period") will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Net profits or net losses will be measured as the net change in the value of the Limited Partners' capital of the Feeder Funds, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses during an Allocation Period.

Allocation Periods generally begin on the first calendar day of each month and end at the close of business on the last day of each month.

The Feeder Funds maintain a separate capital account ("Capital Account") on their books for each Limited Partner. Each Limited Partner's Capital Account will have an opening balance equal to the Limited Partner's initial purchase of the Feeder Fund (i.e., the amount of the investment less any applicable sales load of up to 2.00% of the purchased amount for purchases of Units of Hatteras Core Alternatives Fund, L.P. and Hatteras Core Alternatives TEI Fund, L.P. and the amount of the investment less any applicable sales load of up to 6.00% of the purchased amount for purchases of units of the Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P.), and thereafter, will be (i) increased by the amount of any additional purchases by such Limited Partner; (ii) decreased for any payments upon repurchase or sale of such Limited Partner's interest or any distributions in respect of such Limited Partner; and (iii) increased or decreased as of the close of each Allocation Period by such Limited Partner's allocable share of the net profits or net losses of the Feeder Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Ending Units, March 31, 2013	1,983,779.66	2,648,968.08	2,043,885.22	5,522,226.42
Purchases	9,987.39	28,344.94	15,316.45	36,592.09
Sales	(369,588.90)	(498,402.58)	(381,459.79)	(1,032,156.07)
Ending Units, March 31, 2014	1,624,178.15	2,178,910.44	1,677,741.88	4,526,662.44
Purchases	7,042.81	9,337.12	—	9,942.06
Sales	(310,388.78)	(424,245.26)	(314,695.02)	(854,130.68)
Ending units, March 31, 2015	1,320,832.18	1,764,002.30	1,363,046.86	3,682,473.82

4.  RELATED PARTY TRANSACTIONS AND OTHER

In consideration for fund services, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P. and Hatteras Core Alternatives TEI Institutional Fund, L.P. will pay the Investment Manager (in such capacity, the "Servicing Agent") a fund servicing fee at the annual rate of 0.85%, 0.85%, 0.10% and 0.10%, respectively, of the month-end partners' capital of the applicable Feeder Fund. The respective Feeder Fund servicing fees payable to the Servicing Agent will be borne by all Limited Partners of the respective Feeder Fund on a pro-rata basis before giving effect to any repurchase of interests in the Master Fund effective as of that date, and will decrease the net profits or increase the net losses of the Master Fund that are credited to its interest holders, including each Feeder Fund.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the cumulative "hurdle amount", which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill for the last business day of the preceding calendar year (the "Performance Allocation"). The performance allocation is calculated at the Master Fund level, and allocated to the Feeder Funds based on each Feeder Fund's ownership interest in the Master Fund. The Performance Allocation is made on a "peak to peak," or "high watermark" basis, which means that the Performance Allocation is made only with respect to new net profits. If the Master Fund has a net loss in any period followed by a net profit, no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. The Investment Manager, MCCM and the Master Fund have entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement"). Pursuant to the Sub-Advisory Agreement, MCCM is entitled to a portion of the Performance Allocation the Investment Manager receives from the Master Fund. For the year ended March 31, 2015, the Investment Manager of the Master Fund accrued a Performance Allocation in the amount of $4,611,544, of which $1,252,132 was allocated to the Hatteras Core Alternatives Institutional Fund, L.P., and $3,359,412 was allocated to the Hatteras Core Alternatives TEI Institutional Fund, L.P., which is disclosed in the Statement of Operations.

Hatteras Capital Distributors, LLC ("HCD"), an affiliate of the Investment Manager, serves as the Feeder Funds' distributor. HCD receives a distribution fee from the Investment Manager equal to 0.10% on an annualized basis of the net assets of the Master Fund as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

UMB Bank, N.A. serves as custodian of the Feeder Funds' cash balances and provides custodial services for the Feeder Funds. UMB Fund Services, Inc., serves as administrator and accounting agent to the Feeder Funds and provides certain accounting, record keeping and

8

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

4.  RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

investor related services. The Feeder Funds pay a fee to the custodian and administrator based upon average Limited Partners' capital, subject to certain minimums.

At March 31, 2015, Limited Partners who are affiliated with the Investment Manager or MCCM owned $637,506 (0.44% of Partners' Capital) of Hatteras Core Alternatives Fund, L.P., $2,012,630 (1.30% of Partners' Capital) of Hatteras Core Alternatives Institutional Fund, L.P., and $292,297 (0.07% of Partners' Capital) of Hatteras Core Alternatives TEI Institutional Fund, L.P.

5.  RISK FACTORS

An investment in the Feeder Funds involves significant risks that should be carefully considered prior to investment and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its Adviser Fund holdings for extended periods, which may be several years. Limited Partners should refer to the Master Fund's financial statements included in this report along with the applicable Feeder Fund's prospectus, as supplemented and corresponding statement of additional information for a more complete list of risk factors. No guarantee or representation is made that the Feeder Funds' investment objective will be met.

6.  REPURCHASE OF LIMITED PARTNERS' UNITS

The Board may, from time to time and in its sole discretion, cause the Feeder Funds to repurchase Units from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Feeder Funds should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Feeder Funds generally expect to offer to repurchase Units from Limited Partners on a quarterly basis as of March 31, June 30, September 30 and December 31 of each year. In no event will more than 20% of the Units of a Feeder Fund be repurchased per quarter. The Feeder Funds do not intend to distribute to the Limited Partners any of the Feeder Funds' income, but generally expect to reinvest substantially all income and gains allocable to the Limited Partners. A Limited Partner may, therefore, be allocated taxable income and gains and not receive any cash distribution. Units repurchased prior to the Limited Partner's one year anniversary of its initial investment may be subject to a maximum 2.00% repurchase fee.

7.  INDEMNIFICATION

In the normal course of business, the Feeder Funds enter into contracts that provide general indemnifications. The Feeder Funds' maximum exposure under these agreements is dependent on future claims that may be made against the Feeder Funds, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

8.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Feeder Funds' financial performance. The total returns in the table represent the rate that a Limited Partner would be expected to have earned or lost on an investment in each Feeder Fund.

The ratios and total return amounts are calculated based on each Limited Partner group taken as a whole. The Investment Manager's interest is excluded from the calculations. An individual Limited Partner's ratios or returns may vary from the table below based on the timing of contributions and withdrawals and performance allocation.

The ratios are calculated by dividing total dollars of income or expenses as applicable by the average of total monthly Limited Partners' capital. The ratios include the Feeder Funds' proportionate share of the Master Fund's income and expenses.

Total return amounts are calculated based on the change in unit value during each accounting period.

9

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

The portfolio turnover rate is calculated based on the Master Fund's investment activity, as turnover occurs at the Master Fund level and the Feeder Funds are typically invested 100% in the Master Fund.

	Hatteras Core Alternatives Fund, L.P.	Hatteras Core Alternatives TEI Fund, L.P.	Hatteras Core Alternatives Institutional Fund, L.P.	Hatteras Core Alternatives TEI Institutional Fund, L.P.
Unit Value, March 31, 2010	$87.74	$87.69	$88.91	$88.86
Income from investment operations:
Net investment income (loss)	(0.44)	(0.48)	(0.10)	0.30
Net realized and unrealized gain on investment transactions	5.54	5.51	6.00	5.53
Total from investment operations	5.10	5.03	5.90	5.83
Unit Value, March 31, 2011	92.84	92.72	94.81	94.69
Income from investment operations:
Net investment income (loss)	(0.41)	(0.40)	0.52	0.40
Net realized and unrealized loss on investment transactions	(2.86)	(2.95)	(3.14)	(3.05)
Total from investment operations	(3.27)	(3.35)	(2.62)	(2.65)
Unit Value, March 31, 2012	89.57	89.37	92.19	92.04
Income from investment operations:
Net investment income (loss)	(2.26)	(2.32)	0.21	0.17
Net realized and unrealized gain on investment transactions	5.92	5.83	4.28	4.05
Total from investment operations	3.66	3.51	4.49	4.22
Unit Value, March 31, 2013	93.23	92.88	96.68	96.26
Income from investment operations:
Net investment income (loss)	(0.64)	(0.84)	1.46	0.71
Net realized and unrealized gain on investment transactions	10.09	10.04	8.72	8.68
Total from investment operations	9.45	9.20	10.18	9.39
Unit Value, March 31, 2014	102.68	102.08	106.86	105.65
Income from investment operations:
Net investment income (loss)	0.15	(0.01)	2.48	2.44
Net realized and unrealized gain on investment transactions	6.26	6.37	4.35	4.35
Total from investment operations	6.41	6.36	6.83	6.79
Unit Value, March 31, 2015	$109.09	$108.44	$113.69	$112.44

10

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	6.24%	10.14%	4.09%	(3.52)%	5.81%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.24%	10.14%	4.09%	(3.52)%	5.81%
Net investment income (loss)[1]	1.90%	1.18%	(0.17)%	(0.29)%	(0.60)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.42%	2.38%	2.30%	2.33%	2.32%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.42%	2.38%	2.30%	2.33%	2.32%
Limited Partners' capital, end of year (000's)	$144,092	$166,776	$184,954	$234,881	$248,882
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense. For the years ended March 31, 2011-2015, the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partner's capital were 2.22%, 2.25%, 2.22%, 2.29%, and 2.32%, respectively.

11

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	6.23%	9.91%	3.93%	(3.62)%	5.74%
Performance Allocation	0.00%	0.00%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.23%	9.91%	3.93%	(3.62)%	5.74%
Net investment income (loss)[1]	1.87%	0.96%	(0.25)%	(0.39)%	(0.68)%
Operating expenses, excluding Performance Allocation[1,2,3]	2.45%	2.59%	2.38%	2.43%	2.39%
Performance Allocation[1]	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[1]	2.45%	2.59%	2.38%	2.43%	2.39%
Limited Partners' capital, end of year (000's)	$191,281	$222,419	$246,049	$312,204	$325,745
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax. For the years ended March 31, 2011-2015, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively; and the ratios of withholding tax to average partners' capital were 0.09%, 0.12%, 0.12%, 0.24%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 2.20%, 2.23%, 2.18%, 2.26%, and 2.25%, respectively.

12

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONTINUED)

	For the Years Ended March 31,
Hatteras Core Alternatives Institutional Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.12%	10.91%	4.87%	(2.77)%	6.64%
Performance Allocation	(0.73)%	(0.38)%	0.00%	0.00%	0.00%
Total return after Performance Allocation	6.39%	10.53%	4.87%	(2.77)%	6.64%
Net investment income (loss)[1]	1.98%	1.57%	0.60%	0.50%	0.14%
Operating expenses, excluding Performance Allocation[1,2,3]	1.62%	1.61%	1.54%	1.55%	1.53%
Performance Allocation[1]	0.73%	0.38%	0.00%	0.00%	0.00%
Net expenses[1]	2.35%	1.99%	1.54%	1.55%	1.53%
Limited Partners' capital, end of year (000's)	$154,963	$179,279	$197,612	$236,892	$238,675
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees and interest expense. For the years ended March 31, 2011-2015, and the ratios of credit facility fees and interest expense to average partners' capital allocated from the Master Fund were, 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were, 1.43%, 1.47%, 1.46%, 1.52%, and 1.52%, respectively.

13

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

8.  FINANCIAL HIGHLIGHTS (CONCLUDED)

	For the Years Ended March 31,
Hatteras Core Alternatives TEI Institutional Fund, L.P.	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.16%	10.73%	4.74%	(2.85)%	6.61%
Performance Allocation	(0.73)%	(0.98)%	(0.16)%	0.05%[4]	(0.05)%
Total return after Performance Allocation	6.43%	9.75%	4.58%	(2.80)%	6.56%
Net investment income (loss)[1]	2.01%	0.82%	0.40%	0.46%	0.10%
Operating expenses, excluding Performance Allocation[1,2,3]	1.59%	1.75%	1.58%	1.62%	1.56%
Performance Allocation[1]	0.73%	0.98%	0.16%	(0.05)%[4]	0.05%
Net expenses[1]	2.32%	2.73%	1.74%	1.57%	1.61%
Limited Partners' capital, end of year (000's)	$414,060	$478,238	$531,555	$624,547	$659,549
Portfolio Turnover Rate (Master Fund)	8.78%	19.03%	25.15%	32.68%	25.12%

1  Ratios include allocations from the Master Fund.

2  Ratios calculated based on total expenses and average partners' capital. If the expense ratio calculation had been performed monthly, as is done for expense cap calculations, the ratios would have been different.

3  Ratios include other operating expenses of allocated credit facility fees, interest expense, and withholding tax. For the years ended March 31, 2011-2015, the ratios of allocated credit facility fees and interest expense to average partners' capital were 0.10%, 0.08%, 0.08%, 0.09%, and 0.10%, respectively; and the ratios of withholding tax to average partners' capital were 0.08%, 0.12%, 0.11%, 0.23%, and 0.09%, respectively. For the years ended March 31, 2011-2015, the ratios of operating expenses excluding allocated credit facility fees and interest expense to average partners' capital were 1.38%, 1.42%, 1.39% , 1.44%, and 1.40%, respectively.

4  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

14

HATTERAS FUNDS

(each a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2015

9.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no subsequent events that required adjustment to our disclosure in the financial statements except for the following:

There were additional purchases into the Feeder Funds of the following amounts effective:

April 1, 2015
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$15,600
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$600,000
May 1, 2015
Hatteras Core Alternatives Fund, L.P.	$—
Hatteras Core Alternatives TEI Fund, L.P.	$—
Hatteras Core Alternatives Institutional Fund, L.P.	$—
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$—

The Investment Manager recommended to the Boards that a tender offer in an amount of up to approximately 5.00% of partners' capital of each of the Feeder Funds be made for the quarter ending June 30, 2015 to those Limited Partners who elect to tender their Units prior to the expiration of the tender offer period. The Boards approved such recommendation and Limited Partners in the Feeder Funds were notified of the tender offer's expiration date on March 20, 2015, and submitted the following tender requests from April 1, 2015 through the date the financial statements were issued:

Hatteras Core Alternatives Fund, L.P.	$7,583,663
Hatteras Core Alternatives TEI Fund, L.P.	$10,067,810
Hatteras Core Alternatives Institutional Fund, L.P.	$8,156,042
Hatteras Core Alternatives TEI Institutional Fund, L.P.	$21,792,493

*************

15

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2015, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners. The Feeder Funds' Statements of Additional Information include information about the Directors and may be obtained without charge by calling 1-888-363-2324.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTORS
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	19
Peter M. Budko[2] February 4, 1960	Director	Since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to Present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to Present); Director, ARC Realty Finance Trust, Inc. (2013 to Present); Director, RCS Capital Corp (2013 to Present).	19
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	19

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

2  Deemed to be an "interested" Director of the Feeder Funds because of his affiliations with Hatteras Funds.

16

HATTERAS FUNDS

(each a Delaware Limited Partnership)

BOARD OF DIRECTORS (Concluded)

(Unaudited)

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Joseph E. Breslin November 18, 1953	Director; Audit Committee Member	Since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (2005 to 2007).	19
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19
Joseph A. Velk May 15, 1960	Director; Audit Committee Member	Since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to Present).	19

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

17

HATTERAS FUNDS

(each a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with each Feeder Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2015, of each of the persons currently serving as Executive Officers of the Feeder Funds. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Feeder Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of the Funds, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

18

HATTERAS FUNDS

(each a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

For free information regarding how the Master Fund voted proxies during the period ended June 30, 2014 or to obtain a free copy of the Master Fund's complete proxy voting policies and procedures, call 1-800-504-9070 or visit the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Feeder Funds file their complete schedule of portfolio holdings, which includes securities held by the Master Fund, with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Feeder Funds' Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

[THIS PAGE INTENTIONALLY LEFT BLANK]

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

Financial Statements

As of and for the year ended March 31, 2015

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

As of and for the year ended March 31, 2015

Table of Contents

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-6
Statement of Assets, Liabilities and Partners' Capital	7
Statement of Operations	8
Statements of Changes in Partners' Capital	9
Statement of Cash Flows	10
Notes to Financial Statements	11-18
Board of Directors (Unaudited)	19-20
Fund Management (Unaudited)	21
Other Information (Unaudited)	22

HATTERAS MASTER FUND, L.P.

(each a Delaware Limited Partnership)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of Hatteras Master Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners' capital of Hatteras Master Fund, L.P. (a Delaware Limited Partnership) (the "Master Fund"), including the schedule of investments, as of March 31, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in partners' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Master Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Master Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2015, by correspondence with underlying fund advisers and custodians; when replies were not received from underlying fund advisers and custodians, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements referred to above present fairly, in all material respects, the financial position of Hatteras Master Fund, L.P. as of March 31, 2015, the results of its operations and its cash flows for the year then ended, and the changes in its partners' capital for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
June 1, 2015

1

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS

March 31, 2015

INVESTMENT OBJECTIVE AS A PERCENTAGE OF TOTAL PARTNERS' CAPITAL

Percentages are as follows:

Investments in Adviser Funds and Securities — (101.76%)	Shares	Cost	Fair Value
Absolute Return — (4.06%)
Citadel Wellington, LLC (Class A)[a,b,c,f]		$11,813,150	$27,798,691
D.E. Shaw Composite Fund, LLC[a,b,d]		608,494	963,319
Eton Park Fund, L.P.[a,b,d]		574,625	655,199
OZ Asia, Domestic Partners, L.P.[a,b,d]		722,448	549,306
Perry Partners, L.P.[a,b,d]		103,123	165,585
Pipe Equity Partners[a,b,d]		8,140,841	2,284,000
Pipe Select Fund, LLC[a,b,d]		3,636,943	3,751,685
Stark Investments, L.P.[a,b,d]		381,629	301,101
Stark Select Asset Fund, LLC[a,b,d]		284,412	222,642
Total Absolute Return		26,265,665	36,691,528
Enhanced Fixed Income — (7.21%)
BDCM Partners I, L.P.[a,b,d]		11,359,861	12,750,894
Drawbridge Special Opportunities Fund, L.P.[a,b,d]		267,028	474,727
Fortress VRF Advisors I, LLC[a,b,d]		3,832,726	561,884
Halcyon European Structured Opportunities Fund, L.P.[a,b,d]		103,648	1,878
Harbinger Capital Partners Fund I, L.P.[a,b,d]		4,552,148	1,275,489
Harbinger Class L Holdings (U.S.), LLC[a,b,d]		45,525	31,646
Harbinger Class LS Holdings I (U.S.) Trust, Series 2[a,b,d]	2,458	6,226,158	273,141
Harbinger Class PE Holdings (U.S.) Trust, Series 1[a,b,d]	3	669,186	353,207
Harbinger Credit Distressed Blue Line Fund, L.P.[a,b,c,d]		12,326,927	5,736,815
Indaba Capital Partner, L.P.[a,b]		20,000,000	24,737,022
Marathon Special Opportunities Fund, L.P.[a,b,d]		741,560	716,910
Prospect Harbor Designated Investments, L.P.[a,b,d]		159,404	373,999
Providence MBS Fund, L.P.[a,b]		13,030,090	17,912,016
Strategic Value Restructuring Fund, L.P.[a,b,d]		36,595	29,150
Total Enhanced Fixed Income		73,350,856	65,228,778
Opportunistic Equity — (34.94%)
Broadfin Healthcare Fund, L.P.[a,b,c]		11,845,456	36,159,512
Camcap Resources, L.P.[a,b,d]		491,057	89,732

See notes to financial statements.

2

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Opportunistic Equity — (34.94%) (concluded)	Cost	Fair Value
Crosslink Crossover Fund IV, L.P.[a,b,d]	$606,819	$2,030,379
Crosslink Crossover Fund V, L.P.[a,b,d]	560,674	2,243,862
Crosslink Crossover Fund VI, L.P.[a,b,d]	7,686,535	10,225,082
EMG Investments, LLC[b,d]	902,385	5,400,615
Falcon Edge Global, L.P.[b,c]	21,931,427	26,163,071
Gavea Investment Fund II, L.P.[a,b,d]	29,257	274,189
Gavea Investment Fund III, L.P.[a,b,d]	1,121,694	6,483,978
Glade Brook Global Domestic Fund, L.P.[a,b,c]	17,226,789	22,187,277
Hound Partners, L.P.[a,b,c]	17,075,298	27,113,963
Light Street Argon, L.P.[a,b,d]	15,000,000	14,693,715
Passport Long Short Fund, L.P.[a,b]	20,000,000	20,306,551
Samlyn Onshore Fund, L.P.[a,b,c,d]	202,375	153,617
Sansar Capital Holdings, Ltd.[a,b,d]	162,832	177,799
SR Global Fund, L.P. (Japan), Class Ha,b	24,000,000	27,307,097
Teng Yue Partners Fund, L.P.[a,b]	20,949,352	39,486,873
The Raptor Private Holdings, L.P.[a,b,d]	183,652	143,834
The Russian Prosperity Fund[a,b,f]	6,538,876	4,485,845
Tybourne Equity (US) Fund, Class Ab,c,f	18,750,574	26,105,997
Valiant Capital Partners, L.P.[a,b,c]	6,342,811	10,330,550
Viking Global Equities, L.P.[a,b,c]	17,166,317	33,778,787
WCP Real Estate Strategies Fund, L.P.[a,b,d]	1,210,203	703,679
Total Opportunistic Equity	209,984,383	316,046,004
Private Investments — (49.66%)
Investments in Adviser Funds
ABRY Advanced Securities Fund, L.P.[b]	293,192	165,413
ABRY Advanced Securities Fund III, L.P.[a,b]	599,649	544,977
ABRY Partners VI, L.P.[b]	2,427,610	2,907,933
ABRY Partners VII, L.P.[b]	3,594,687	4,119,673
Accel-KKR Capital Partners III, L.P.[b]	5,611,857	4,705,329
Accel-KKR Capital Partners IV, L.P.[a,b]	738,499	630,646
ACM Opportunities Fund, L.P.[a,b]	3,000,000	3,000,000
Arclight Energy Partners Fund III, L.P.[b]	1,075,427	1,057,945
Arclight Energy Partners Fund IV, L.P.[b]	1,400,811	1,144,725
Arclight Energy Partners Fund V, L.P.[b]	3,178,088	3,140,176
Ascendent Capital Partners I, L.P.[b]	1,710,549	2,215,286
BDCM Opportunity Fund II, L.P.[b]	4,315,800	6,918,187
Benson Elliot Real Estate Partners II, L.P.[a,b]	5,062,768	1,927,003
Cadent Energy Partners II, L.P.[b]	4,952,806	6,627,652
Canaan Natural Gas Fund X, L.P.[b]	4,814,563	2,641,716
CDH Fund IV, L.P.[b]	5,702,477	7,849,308
CDH Venture Partners II, L.P.[b]	4,042,077	4,621,100
China Special Opportunities Fund III, L.P.[a,b]	6,972,652	8,489,320
Claremont Creek Ventures, L.P.[a,b]	1,795,416	1,494,873
Claremont Creek Ventures II, L.P.[a,b]	2,727,143	4,587,688
Colony Investors VII, L.P.[b]	2,710,480	467,500
Colony Investors VIII, L.P.[b]	7,770,129	2,224,390
CX Partners Fund Limited[a,b,f]	6,366,617	6,378,773
Dace Ventures I, L.P.[b]	2,298,061	1,433,714
Darwin Private Equity I, L.P.[b]	5,471,945	3,126,348
ECP HIS (Mauritius) Limited[a,b,g]	5,057,998	5,964,558
EMG AE Permian Co-Investment, LPa,b	3,000,000	2,996,390

See notes to financial statements.

3

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Private Investments — (49.66%) (continued)	Cost	Fair Value
EnerVest Energy Institutional Fund X-A, L.P.[b]	$2,177,100	$1,952,601
EnerVest Energy Institutional Fund XI-A, L.P.[b]	6,173,794	8,662,680
Fairhaven Capital Partners, L.P.[a,b]	4,753,739	3,473,542
Falcon Sovereign, L.P.[a,b]	4,000,000	4,121,469
Florida Real Estate Value Fund, L.P.[a,b]	1,007,032	2,545,642
Forum European Realty Income III, L.P.[a,b]	5,088,608	4,701,562
Garrison Opportunity Fund, LLC[a,b]	339,638	5,604,947
Garrison Opportunity Fund II A, LLC[a,b]	1,867,885	4,069,314
Glade Brook Private Investors II, LLC[a,b]	4,088,000	4,530,127
Glade Brook Private Investors III, LLC[a,b]	3,000,000	2,989,949
Great Point Partners I, L.P.[b]	2,511,935	3,776,166
Greenfield Acquisition Partners V, L.P.[b]	3,231,820	1,869,830
GTIS Brazil Real Estate Fund, L.P.[b]	6,734,369	7,470,437
Halifax Capital Partners II, L.P.[b]	1,742,256	1,900,830
Halifax Capital Partners III, L.P.[b]	1,900,205	2,908,977
Hancock Park Capital III, L.P.[a,b]	904,413	2,007,305
Healthcor Partners Fund, L.P.[b,c]	3,642,032	4,763,655
Hillcrest Fund, L.P.[b]	4,772,064	4,343,566
Intervale Capital Fund, L.P.[b]	1,846,172	1,918,342
J.C. Flowers III, L.P.[b]	3,485,322	5,657,365
LC Fund V, L.P.[b]	3,403,522	5,245,447
Lighthouse Capital Partners VI, L.P.[b]	2,012,677	2,029,596
Merit Energy Partners F-II, L.P.[b]	1,156,832	843,537
Mid Europa Fund III, L.P.[b]	4,913,189	3,711,624
Midstream & Resources Follow-On Fund, L.P.[b]	2,008,179	8,431,643
Monomoy Capital Partners II, L.P.[b]	3,210,095	2,231,221
Natural Gas Partners VIII, L.P.[b]	1,575,234	2,967,796
Natural Gas Partners IX, L.P.[b]	3,316,367	4,645,080
Natural Gas Partners X, L.P.[b]	2,173,125	2,237,905
Natural Gas Partners XI, L.P.[b]	79,154	47,375
New Horizon Capital III, L.P.[b]	5,413,773	7,864,886
NGP Energy Technology Partners, L.P.[a,b]	755,471	191,444
NGP Energy Technology Partners II, L.P.[b]	4,519,301	4,488,149
NGP Midstream & Resources, L.P.[b]	4,118,751	7,676,885
Northstar Equity Partners III Limited[b,f]	3,093,384	3,255,386
OCM European Principal Opportunities Fund, L.P.[b]	1,894,091	212,213
OCM Mezzanine Fund II, L.P.[b]	472,661	884,100
OIJ 1 Fund[a,b,h]	389,904	66,170
ORBIS Real Estate Fund I, L.P.[a,b]	3,049,087	1,678,480
Orchid Asia IV, L.P.[b]	3,184,934	2,992,823
Parmenter Realty Fund IV, L.P.[b]	2,539,722	2,849,659
Patron Capital III, L.P.[a,b]	4,642,947	3,402,305
Pearlmark Mezzanine Realty Partners III, LLC[b]	4,344,461	3,563,614
Pennybacker II, L.P.[b]	1,909,030	2,271,169
Phoenix Real Estate Fund PTE Limited[a,b,f]	4,412,627	4,795,413
Phoenix Real Estate Fund (T), L.P.[a,b]	972,599	630,628
Pine Brook Capital Partners, L.P.[b]	8,063,040	7,718,148
Private Equity Investment Fund V, L.P.[a,b]	13,140,815	14,859,963
Private Equity Investors Fund IV, L.P.[b]	2,668,984	2,147,393
Quantum Energy Partners IV, L.P.[b]	5,094,971	4,305,831
Quantum Energy Partners V, L.P.[a,b]	8,827,887	8,994,096
Rockwood Capital Real Estate Partners Fund VII, L.P.[b]	4,726,950	2,336,699

See notes to financial statements.

4

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2015

Private Investments — (49.66%) (concluded)	Shares/ Contracts	Cost	Fair Value
Roundtable Healthcare Management III, L.P.[a,b]		$3,976,153	$5,323,298
Roundtable Healthcare Partners II, L.P.[b]		479,486	691,951
Saints Capital VI, L.P.[b]		7,613,029	6,138,516
Sanderling Venture Partners VI Co-Investment Fund, L.P.[b]		605,610	731,596
Sanderling Venture Partners VI, L.P.[a,b]		853,294	1,182,177
SBC Latin America Housing US Fund, L.P.[b]		3,497,146	4,670,465
Sentient Global Resources Fund III, L.P.[a,b]		12,507,019	12,909,534
Sentient Global Resources Fund IV, L.P.[a,b]		4,147,301	3,526,401
Singerman Real Estate Opportunity Fund I, L.P.[b]		2,163,643	2,557,997
Sovereign Capital III, L.P.[a,b]		5,040,124	7,344,426
Square Mile Lodging Opportunity Partners, L.P.[b]		725,158	800,927
Square Mile Partners III, L.P.[b]		3,308,076	3,062,858
Sterling Capital Partners II, L.P.[b]		1,685,745	1,324,681
Sterling Group Partners III, L.P.[a,b]		4,071,765	5,156,593
Strategic Value Global Opportunities Fund I-A, L.P.[b]		2,783,079	859,458
Talara Opportunities II, LPa,b		612,106	558,341
TDR Capital AS 2013, L.P.[a,b]		6,184,080	11,505,612
Tenaya Capital V, L.P.[b]		3,394,067	3,837,983
The Column Group, L.P.[b]		3,986,343	6,089,342
The Energy and Minerals Group Fund II, L.P.[b]		3,891,331	6,266,436
The Energy and Minerals Group Fund III, L.P.[b]		1,928,786	1,908,317
The Founders Fund III, L.P.[b]		4,713,540	14,584,951
The Founders Fund IV, L.P.[b]		2,655,726	6,260,538
Tiger Global Investments Partners VI, L.P.[a,b]		4,865,045	7,374,595
Tiger Global Investments Partners VII, L.P.[b]		2,073,279	3,709,943
TPF II, L.P.[b]		3,826,003	2,295,525
Trivest Fund IV, L.P.[b]		4,269,077	5,126,475
Trivest Fund V, L.P.[a,b]		1,011,781	968,644
True Ventures III, L.P.[b]		2,100,000	2,361,270
Urban Oil and Gas Partners A-1, L.P.[b]		6,594,199	4,759,000
Urban Oil and Gas Partners B-1, L.P.[b]		2,377,011	2,267,000
VCFA Private Equity Partners IV, L.P.[b]		1,084,090	470,901
VCFA Venture Partners V, L.P.[b]		3,531,440	3,791,848
Voyager Capital Fund III, L.P.[b]		2,391,918	3,527,795
WCP Real Estate Fund I, L.P.[a,b]		1,709,933	1,272,058
Westview Capital Partners II, L.P.[b]		5,170,892	7,533,998
Zero2IPO China Fund II, L.P.[a,b]		4,308,480	5,606,183
Total Investments in Adviser Funds		398,177,204	448,583,240
Investments in Private Companies
Illumitex, Inc., Common Stock[a,b]	1,331,167	1,000,000	—
Illumitex, Inc., Series A-1 Preferred Stock[a,b]	2,404,160	499,369	495,008
Illumitex, Inc., Series X Preferred Stock[a,b]	2,404,160	—	—
Total Investments in Private Companies		1,499,369	495,008
Investment in Private Company Call Options
Illumitex, Inc., Exercise Price $0.03, 10/24/2022[a,b]	553,352	—	—
Total Investment in Private Company Call Options		—	—
Total Private Investments		399,676,573	449,078,248

See notes to financial statements.

5

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

March 31, 2015

Tactical Trading — (5.89%)	Shares	Cost	Fair Value
Investments in Adviser Funds
Black River Commodity MS Fund, L.P.[a,b,d]		$365,201	$189,802
Drawbridge Global Macro Fund, L.P.[a,b,d]		13,962	13,982
Hayman Capital Partners, L.P.[a,b]		18,000,000	17,723,640
Ospraie Special Opportunities Fund, L.P.[a,b,d]		310,426	853,535
Touradji Private Equity Onshore Fund, Ltd.[a,b,d,f]		2,434,902	1,031,148
Total Investments in Adviser Funds		21,124,491	19,812,107
Investments in Exchange Traded Funds
WisdomTree Japan Hedged Equity Fund	607,000	28,273,987	33,457,840
Total Investments in Exchange Traded Funds		28,273,987	33,457,840
Total Tactical Trading		49,398,478	53,269,947
Total Investments in Adviser Funds and Securities (cost $758,675,955)			920,314,505
Short-Term Investments — (1.91%)
Federated Prime Obligations Fund #10, 0.04%[e]	17,327,940	17,327,940	17,327,940
Total Short-Term Investments (cost $17,327,940)			17,327,940
Total Investments (cost $776,003,895) (103.67%)			937,642,445
Liabilities in excess of other assets (3.67%)			(33,178,749)
Partners' capital — (100.00%)			$904,463,696

a  Non-income producing.

b  Adviser Funds and securities that are issued in private placement transactions are restricted as to resale.

c  Securities held in custody by U.S. Bank N.A., as collateral for a credit facility. The total fair value of these investments as of March 31, 2015 was $220,291,935.

d  The Adviser Fund has imposed gates on or has restricted redemptions. The total cost and fair value of these investments as of March 31, 2015 was $86,055,255 and $76,181,525, respectively.

e  The rate shown is the annualized 7-day yield as of March 31, 2015.

f  Domiciled in Cayman Islands

g  Domiciled in Mauritius

h  Domiciled in Japan

See notes to financial statements.

6

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF ASSETS, LIABILITIES AND PARTNERS' CAPITAL

March 31, 2015

Assets
Investments in Adviser Funds and securities, at fair value (cost $758,675,955)	$920,314,505
Investments in short-term investments, at fair value (cost $17,327,940)	17,327,940
Cash	127,306
Receivable from redemption of Adviser Funds	16,879,118
Investments in Adviser Funds and securities paid in advance	275,212
Dividends and interest receivable	380
Total assets	$954,924,461
Liabilities and partners' capital
Withdrawals payable	$48,778,618
Management fee payable	795,035
Contributions received in advance	524,848
Professional fees payable	180,000
Accounting and administration fees payable	62,264
Risk management fees payable	50,000
Printing fees payable	25,000
Line of credit fees payable	37,500
Custodian fees payable	7,500
Total liabilities	50,460,765
Partners' capital	904,463,696
Total liabilities and partners' capital	$954,924,461
Commitments and Contingencies (See Note 10)
Components of partners' capital
Capital contributions (net)	$633,840,060
Accumulated net investment income	51,593,429
Accumulated net realized gain	57,391,657
Accumulated net unrealized appreciation on investments	161,638,550
Partners' capital	$904,463,696

See notes to financial statements.
7

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF OPERATIONS

For the year ended March 31, 2015

Investment income
Dividends	$43,346,606
Interest	5,311
Other income	19,486
Total investment income	43,371,403
Operating expenses
Management fee	10,065,401
Line of credit fees	862,321
Accounting and administration fees	777,077
Professional fees	466,488
Risk management expense	400,160
Interest expense	146,602
Custodian fees	87,633
Compliance consulting fees	30,000
Printing expense	13,117
Insurance expense	552
Other expenses	135,124
Total operating expenses	12,984,475
Net investment income	30,386,928
Net realized gain and change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	50,630,951
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	(8,325,397)
Net realized gain and change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange transactions/translations	42,305,554
Net increase in partners' capital resulting from operations	$72,692,482

See notes to financial statements.
8

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENTS OF CHANGES IN PARTNERS' CAPITAL

For the years ended March 31, 2014 and 2015

	General Partner's Capital	Limited Partners' Capital	Total Partners' Capital
Partners' Capital, at March 31, 2013	$—	$1,180,551,075	$1,180,551,075
Capital contributions	—	5,574,614	5,574,614
Capital withdrawals	(5,745,793)	(253,656,911)	(259,402,704)
Net investment income	—	24,959,210	24,959,210
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	—	26,341,562	26,341,562
Net change in unrealized appreciation on investments in Adviser Funds, securities and foreign exchange translations	—	69,241,260	69,241,260
Performance allocation	5,745,793	(5,745,793)	—
Partners' Capital, at March 31, 2014*	$—	$1,047,265,017	$1,047,265,017
Capital contributions	—	1,389,198	1,389,198
Capital withdrawals	(4,611,544)	(212,271,457)	(216,883,001)
Net investment income	—	30,386,928	30,386,928
Net realized gain on investments in Adviser Funds, securities and foreign exchange transactions	—	50,630,951	50,630,951
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	—	(8,325,397)	(8,325,397)
Performance allocation	4,611,544	(4,611,544)	—
Partners' Capital, at March 31, 2015**	$—	$904,463,696	$904,463,696

*  Including accumulated net investment income of $21,206,501.

**  Including accumulated net investment income of $51,593,429.

See notes to financial statements.
9

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

STATEMENT OF CASH FLOWS

For the year ended March 31, 2015

Cash flows from operating activities:
Net increase in partners' capital resulting from operations	$72,692,482
Adjustments to reconcile net increase in partners' capital resulting from operations to net cash provided by operating activities:
Purchase of Adviser Funds and securities	(81,698,125)
Proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities	270,492,278
Net realized gain from investments in Adviser Funds, securities and foreign exchange transactions	(50,630,951)
Net change in unrealized depreciation on investments in Adviser Funds, securities and foreign exchange translations	8,325,397
Net sales of short-term investments	1,742,959
Increase in dividends and interest receivable	(22)
Decrease in prepaid assets	479
Decrease in management fee payable	(121,443)
Decrease in professional fees payable	(78,000)
Decrease in risk management fees payable	(25,000)
Decrease in accounting and administration fees payable	(78,498)
Increase in line of credit fees payable	2,500
Decrease in custodian fees payable	(11,925)
Net cash provided by operating activities	220,612,131
Cash flows from financing activities:
Capital contributions	1,813,261
Capital withdrawals	(224,147,483)
Net cash used in financing activities	(222,334,222)
Net change in cash	(1,722,091)
Cash at beginning of year	1,849,397
Cash at end of year	$127,306
Supplement Disclosure of Interest Expense Paid	$146,602
Supplement Disclosure of Line of Credit Fees Paid	$859,821

See notes to financial statements.
10

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

As of and for the year ended March 31, 2015

1.  ORGANIZATION

Hatteras Master Fund, L.P. (the "Master Fund") was organized as a limited partnership under the laws of the State of Delaware on October 29, 2004 and commenced operations on January 1, 2005. The Master Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company. The Master Fund is managed by Hatteras Funds, LLC (the "Investment Manager"), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Morgan Creek Capital Management, LLC ("MCCM" or the "Sub-Adviser"), a North Carolina limited liability company registered as an investment adviser under the Advisers Act, serves as sub-adviser to the Master Fund. The primary objective of the Master Fund is to provide capital appreciation consistent with the return characteristic of the alternative investment portfolios of larger endowments. The Master Fund's secondary objective is to provide capital appreciation with less volatility than that of the equity markets. To achieve its objectives, the Master Fund provides its limited partners (each, a "Limited Partner" and together, the "Limited Partners") with access to a broad range of investment strategies, asset categories, and trading advisers ("Advisers") and by providing overall asset allocation services typically available on a collective basis to larger institutions. The Master Fund invests with each Adviser either by becoming a participant in an investment vehicle operated by such Adviser (each an "Adviser Fund", collectively, the "Adviser Funds") which includes exchange traded funds ("ETFs"), hedge funds, and investment funds.

The Partnership is considered an investment company under the accounting principles generally accepted in the United States of America and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 946, Financial Services — Investment Companies ("ASC 946").

The Master Fund has an appointed Board of Directors (the "Board"), which has the rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Master Fund's business.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a.  Basis of Accounting

The Master Fund's accounting and reporting policies conform with accounting principles generally accepted within the United States of America ("GAAP").

b.  Cash

Cash includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c.   Valuation of Investments

The Master Fund's valuation procedures have been approved by the Master Fund's Board. The valuation procedures are implemented by the Master Fund's Investment Manager and Sub-Adviser and the third party administrator, which report to the Board. For third-party information, the Master Fund's administrator monitors and reviews the methodologies of the various pricing services employed by the Master Fund.

Investments held by the Master Fund include:

•  Investments in Adviser Funds — The Master Fund will value interests in the Adviser Funds at fair value, using the net asset value ("NAV") as a practical expedient, as provided by the investment managers of such Adviser Funds. These Adviser Funds value their underlying investments in accordance with policies established by such Adviser Funds, which ordinarily will be the value determined by their respective investment managers, in accordance with the Master Fund's valuation procedures. Investments in Adviser Funds are subject to the terms of the Adviser Funds' offering documents. Valuations of the Adviser Funds may be subject to estimates and are net of management and performance incentive fees or allocations payable to the Adviser Funds' investment managers as required by the Adviser Funds' offering documents. If the Investment Manager and Sub-Adviser determine that the most recent value reported by any Adviser Fund does not represent fair value or if any Adviser Fund fails to report a value to the Master Fund, a fair value determination is made under the Master Fund's valuation procedures under the general supervision of the Board. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of the Adviser Funds in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the Adviser Funds were sold.

  The interests of some Adviser Funds, primarily investments in private equity funds, may be valued based on the best information available at the time the Master Fund's net asset value is calculated. The Investment Manager and Sub-Adviser have established procedures for reviewing the effect on the Master Fund's net asset value due to the timing of the reported value of interests received for certain Adviser Funds. The Master Fund is not able to obtain complete investment holding details of each of the Adviser Funds

11

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

held within the Master Fund's portfolio in order to determine whether the Master Fund's proportional share of any investments held by the Adviser Funds exceed 5% of the partners' capital of the Master Fund as of March 31, 2015.

•  Investments in Exchange Traded Funds and Mutual Funds — Securities traded on one or more of the U.S. national securities exchanges or the OTC Bulletin Board will be valued at their last sales price. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price, at the close of trading on the exchanges or markets where such securities are traded for the business day as of which such value is being determined.

•  Investments in Private Companies — Investments for which observable market prices in active markets do not exist are reported at fair value, as determined in good faith by the Investment Manager. Fair value is based on the best information available and is determined by reference to information including, but not limited to, the following: projected sales, net earnings, earnings before interest, taxes, depreciation and amortization ("EBITDA"), balance sheets, public or private transactions, valuations for publicly traded comparable companies, recent round of financing in the company's stock, and/or other measures, and consideration of any other pertinent information including the types of securities held and restrictions on disposition. The amount determined to be fair value may incorporate the Investment Manager's own assumptions (including appropriate risk adjustments for nonperformance and lack of marketability). The methods used to estimate the fair value of private companies include: (1) the market approach (whereby fair value is derived by reference to observable valuation measures for comparable companies or assets — e.g., multiplying a key performance metric of the investee company or asset, such as projected revenue or EBITDA, by a relevant valuation multiple observed in the range of comparable companies or transactions — adjusted by the Investment Manager for differences between the investment and the referenced comparables and in some instances by reference to option pricing models or other similar methods), (2) the income approach (e.g., the discounted cash flow method), and (3) cost for a period of time after an acquisition (where such amount is determined by the Investment Manager to be the best indicator of fair value). These valuation methodologies involve a significant degree of judgment. While these valuations are intended to estimate the value the Master Fund might reasonably expect to receive upon the current sale of investments in private companies in the ordinary course of business, such values may differ from the value that the Master Fund would actually realize if the investments in private companies were sold.

•  Investments in Options — Options contracts give the Master Fund the right, but not the obligation, to buy or sell the underlying instrument for a specified price upon exercise at any time during the option period. For the year ended March 31, 2015, the Master Fund held options that were granted from one of the Master Fund's private companies. Options are valued by the Investment Manager and Sub-Adviser using an option pricing model. At March 31, 2015, the fair value of options held by the Master Fund was $0 as set forth in the Schedule of Investments. For the year ended March 31, 2015, the effect of options on the Master Fund's Statement of Operations was a change in unrealized appreciation/depreciation in the amount of $0. During the year ended March 31, 2015, no other derivatives were held by the Master Fund.

The Master Fund classifies its assets and liabilities that are reported at fair value, not valued using NAV as the practical expedient into three levels based on the lowest level of input that is significant to the fair value measurement. Estimated values may differ from the values that would have been used if a ready market existed or if the investments were liquidated at the valuation date.

The three-tier hierarchy distinguishes between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs may be used in determining the value of the Master Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 — quoted prices (unadjusted) in active markets for identical assets and liabilities.

•  Level 2 — Inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly.

•  Level 3 — Inputs to the valuation methodology are unobservable and significant to the fair value measurement. This includes situations where there is little, if any, market activity for the asset or liability.

In April 2015, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015-07, Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), modifying Accounting Standards Codification ("ASC") 820 Fair Value Measurement. The Master Fund has elected to early adopt and retrospectively apply ASU 2015-07. The impact of the early adoption of ASU 2015-07 has been reflected in the notes to the financial statements. Prior to this, investments valued using the practical expedient were categorized within the fair value hierarchy on the basis of whether the investment is redeemable with the investee at net

12

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

asset value on the measurement date, never redeemable with the investee at net asset value, or redeemable with the investee at net asset value at a future date. As a result of adopting ASU 2015-07, investments in Adviser Funds with a fair value of $886,413,425 are excluded from the fair value hierarchy as of March 31, 2015.

The retroactive application of ASU 2015-07 results in the exclusion of any adviser fund valued using NAV as practical expedient from the investment roll forward included in the March 31, 2014 audited financial statements.

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Absolute Return	$—	$—	$—	$36,691,528	$36,691,528
Enhanced Fixed Income	—	—	—	65,228,778	65,228,778
Opportunistic Equity	—	—	—	316,046,004	316,046,004
Private Investments	—	—	495,008	448,583,240	449,078,248
Tactical Trading	33,457,840	—	—	19,812,107	53,269,947
Short-Term Investment	17,327,940	—	—	—	17,327,940
Total	$50,785,780	$—	$495,008	$886,361,657	$937,642,445

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

Level 3 Investments	Balance as of March 31, 2014	Transfers out of Level 3 into Level 2*	Transfers Between Investment Categories*	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Gross Purchases	Proceeds from Redemptions\ Gross Sales	Balance as of March 31, 2015
Private Investments	$206,025	$—	$—	$—	$288,983	$—	$—	$495,008
Total Level 3 Investments	$206,025	$—	$—	$—	$288,983	$—	$—	$495,008

*  Transfers are represented by their balance as of April 1, 2014.

Transfers into and out of all Levels are represented by their balances as of the beginning of the reporting period.

The net realized gain (loss) and change in unrealized appreciation/(depreciation) in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/(depreciation) from Level 3 investments held at March 31, 2015 is $288,983.

Adjustments to the NAV provided by the investment manager or administrator of the Adviser Funds would be considered if the practical expedient NAV was not as of the Master Fund's measurement date; it was probable that the Adviser Fund would be sold at a value materially different than the reported expedient NAV; or it was determined in accordance with the Master Fund's valuation procedures that the Adviser Fund is not being reported at fair value. No adjustments were made to the NAV provided by the investment manager or administrator of the Adviser Funds.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2015:

Type of Level 3 Investment	Fair Value as of March 31, 2015	Valuation Techniques	Unobservable Input
Preferred Stock
Private Investments	$495,008	Current value method	Recent round of financing
Total Level 3 Investments	$495,008

The significant unobservable inputs used in the fair value measurement of the Master Fund's Private Investment shares are based on the portfolio company's most recent round of financing. If the financial condition of these companies was to deteriorate, or if market comparables were to fall, the value of the stock in these private companies held by the Master Fund would be lower.

13

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (continued)

Investment Category	Investment Strategy	Fair Value (in 000's)	Unfunded Commitments (in 000's)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions Terms*
Opportunistic Equity(a)	Investments in global equity markets and strategies involving specific market sectors, such as financial, technology, public real estate and public energy.	$316,046	N/A	Indefinite life	Weekly-Annually	10-95	0-3 years
Enhanced Fixed Income(b)	Investments in non-traditional fixed income securities, including distressed debt strategies.	$65,229	N/A	Indefinite life	Quarterly-Annually	30-90	0-3 years
Absolute Return(c)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$36,692	N/A	Indefinite life	Quarterly-Annually	45-90	0-2 years;
Tactical Trading(d)	Investments in commodities, currencies, global bonds and international stock indices, with low correlation to the equity markets.	$19,812	N/A	Indefinite life	Quarterly	0-45	0-10 years
Private Investments(e)	Investments in Private Equity, Private Real Estate, Private Energy and Natural Resources, generally through private partnerships or direct investments.	$448,583	$89,565	Up to 10 years with extensions available after the stated termination date	N/A	N/A	N/A

*  The information summarized in the table above represents the general terms for the specified asset class. Individual Adviser Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Adviser Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

  The Master Fund's investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Adviser Funds, would generally be the net asset value as provided by the Adviser Fund or its administrator. For each of the categories below, the fair value of the Adviser Funds has been estimated using the net asset value of the Adviser Funds.

a  This category includes Adviser Funds that predominantly invest in all global markets, including the U.S. domestic markets, and predominantly invest in equity securities. While the Opportunistic Equity investment strategy consists of Adviser Funds that trade predominantly in equity securities, certain of the Advisers chosen may additionally invest all or a portion of the Advisers Fund in debt or other instruments.

b  This category includes Adviser Funds that invest primarily in high yield debt, distressed securities, structured credit, and opportunistic credit (including, among other things, in emerging markets).

c  This category is defined as having a relatively low or negative correlation to the equity markets. In addition, certain strategies within the Absolute Return investment strategy may have less volatility through the use of arbitrage based strategies and hedging tools (e.g., "market" puts and calls, etc.). The Absolute Return investment strategy includes Adviser Funds that invest using Event Driven Arbitrage, Convertible Arbitrage, Merger Arbitrage, Fixed Income Arbitrage, Volatility Arbitrage and Statistical Arbitrage.

d  This category includes Adviser Funds who engage in directional trading strategies. Some of the Tactical Trading strategies incorporate equity assets as well as currencies, commodities and debt instruments. Commodity Trading Advisors (CTAs) are included in the Tactical Trading investment strategy. Historically, the Tactical Trading investment strategy has a relatively low correlation to the equity markets. Global Macro/Managed Futures strategies are generally categorized as either discretionary or systematic in nature and may assume aggressive investment postures with respect to position concentrations, use of leverage, portfolio turnover, and the various investment instruments used.

e  This category invests in three sub-strategies (Private Equity, Private Real Estate and Private Energy and Natural Resources). Private Equity investing seeks to generate capital appreciation through investments in private companies in need of capital. Private Equity seeks to profit from, among other things,

14

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

c.  Valuation of Investments (concluded)

the inefficiencies inherent in these markets though valuation and due diligence analysis of available business opportunities. Private Real Estate strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in (i) existing or newly constructed income-producing properties, including office, industrial, retail, and multi-family residential properties, (ii) raw land, which may be held for development or for the purpose of appreciation, and/or (iii) timber (whether directly or through a REIT or other Adviser Fund). The Private Energy and Natural Resources strategy consists generally of investing in Adviser Funds that are private partnerships that make direct investments in private or (sometimes) publicly traded energy companies.

d.  Investment Income

Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date, except that certain dividends from private equity investments are recorded as soon as the information is available to the Master Fund. Investments in short-term investments, mutual funds, private companies and exchange traded funds are recorded on a trade date basis. Investments in Adviser Funds are recorded on a subscription effective date basis, which is generally the first day of the calendar month in which the investment is effective. Realized gains and losses on Adviser Fund and security redemptions are determined on identified cost basis. Return of capital or security distributions received from Adviser Funds and securities are accounted for as a reduction to cost.

e.  Foreign Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

f.  Master Fund Expenses

The Master Fund will bear all expenses incurred, on an accrual basis, in the business of the Master Fund, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Master Fund's account; legal fees; accounting, auditing, and tax preparation fees; custodial fees; fees for data and software providers; costs of insurance; registration expenses; directors' fees; interest expenses and commitment fees on credit facilities; and expenses of meetings of the Board. Risk management expense includes expenses incurred by the Master Fund for third party valuation services, independent due diligence reviews of Adviser Funds, and other analytical and risk mitigation services provided to the portfolio.

g.  Income Taxes

The Master Fund is treated as a partnership for federal income tax purposes and therefore is not subject to U.S. federal income tax. For income tax purposes, the individual partners will be taxed upon their distributive share of each item of the Master Fund's profit and loss.

The Master Fund files tax returns as prescribed by the tax laws of the jurisdiction in which it operates. In the normal course of business, the Master Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. For the years ended December 31, 2011 through December 31, 2014 the Master Fund is open to examination by major tax jurisdictions under the statute of limitations.

The Master Fund has reviewed any potential tax positions as of March 31, 2015 and has determined that it does not have a liability for any unrecognized tax benefits or expense. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Master Fund did not incur any material interest or penalties. Due to the timing of tax information received from the Adviser Funds, tax basis reporting is not available as of the balance sheet date.

h.  Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Master Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in Partners' Capital from operations during the reporting period. Actual results could differ from those estimates.

15

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

3.  ALLOCATION OF PARTNERS' CAPITAL

Net profits or net losses of the Master Fund for each Allocation Period (as defined above) will be allocated among and credited to or debited against the capital accounts of the Limited Partners. Allocation Periods begin on the day after the last day of the preceding Allocation Period and end at the close of business on (1) the last day of each month; (2) the last day of each taxable year; (3) the day preceding each day on which interests are purchased; (4) the day on which interests are repurchased; (5) the day preceding the day on which a substituted Limited Partner is admitted to the Master Fund; or (6) the day on which any amount is credited to or debited from the capital account of any Limited Partner other than an amount to be credited to or debited from the capital accounts of all Limited Partners in accordance with their respective investment percentages.

4.  REPURCHASE OF LIMITED PARTNERS' INTERESTS

The Board may, from time to time and in its sole discretion, cause the Master Fund to repurchase interests from Limited Partners pursuant to written tenders by Limited Partners at such times and on such terms and conditions as established by the Board. In determining whether the Master Fund should offer to repurchase interests, the Board will consider, among other things, the recommendation of the Investment Manager and Sub-Adviser. The Investment Manager and Sub-Adviser generally recommend to the Board that the Master Fund offer to repurchase interests from Limited Partners on a quarterly basis as of the valuation date at the end of each calendar quarter. The Master Fund will not offer repurchases of interests of more than 20% of its net asset value in any quarter. The Master Fund does not intend to distribute to the Limited Partners any of the Master Fund's income, but generally expects to reinvest substantially all income and gains allocable to the Limited Partners.

5.  MANAGEMENT FEES, PERFORMANCE ALLOCATION, AND RELATED PARTY TRANSACTIONS

Effective June 30, 2014, upon the approval of the Limited Partners, MCCM became the Sub-Adviser to the Master Fund. The Adviser and Sub-Adviser are responsible for providing day-to-day investment management services to the Master Fund, subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of the sub-advisory agreement among the Master Fund, the Investment Manager and MCCM (the "MCCM Agreement") and the investment management agreement between the Master Fund and the Investment Manager (the "Advisory Agreement"). Under the MCCM Agreement and the Advisory Agreement (together, the "Investment Management Agreements"), the Investment Manager and Sub-Adviser are responsible for developing, implementing and supervising the Master Fund's investment program. In consideration for the advisory and other services provided by the Investment Manager, the Master Fund pays the Investment Manager a management fee (the "Management Fee") equal to 1.00% on an annualized basis of the aggregate value of its partners' capital determined as of the last day of the month (before giving effect to any repurchase of interests in the Master Fund).

The Master Fund does not pay MCCM a sub-advisory fee directly. Under the MCCM Agreement, MCCM is entitled to receive a percentage of the Management Fee received by the Investment Manager.

The Investment Manager is allocated a performance allocation payable annually equal to 10% of the amount by which net new profits of the limited partner interests of the Master Fund exceed the non-cumulative "hurdle amount," which is calculated as of the last day of the preceding calendar year of the Master Fund at a rate equal to the yield-to-maturity of the 90-day U.S. Treasury Bill as reported by the Wall Street Journal for the last business day of the last calendar year (the "Performance Allocation"). The Performance Allocation is made on a "peak to peak", or "high watermark" basis, which means that no Performance Allocation will be made with respect to such subsequent appreciation until such net loss has been recovered. Pursuant to the MCCM Agreement, MCCM is entitled to a percentage of the Performance Allocation the General Partner receives from the Master Fund. For the year ended March 31, 2015, the General Partner recorded a Performance Allocation of $4,611,544. Of this amount, $3,432,318 was earned for the period from April 1, 2014 to December 31, 2014 and allocated to the General Partner account. For the period from January 1, 2015 to March 31, 2015, $1,179,226 was accrued, but not allocated to the General Partner, and is included in Withdrawals Payable on the Statement of Assets, Liabilities and Partners' Capital.

Each member of the Board who is not an "interested person" of the Master Fund ("Independent Director"), as defined by the 1940 Act, receives an annual retainer of $30,000. All Board members are reimbursed by the Master Fund for all reasonable out-of-pocket expenses incurred by them in performing their duties.

6.  ACCOUNTING, ADMINISTRATION, AND CUSTODIAL AGREEMENT

In consideration for accounting, administrative, and recordkeeping services, the Master Fund pays UMB Fund Services, Inc. (the "Administrator") an administration fee based on the month-end partners' capital of the Master Fund. The Administrator also provides regulatory administrative services, transfer agency functions, and shareholder services at an additional cost. For the year ended March 31, 2015, the total accounting and administration fees were $777,077.

UMB Bank, N.A. serves as custodian of the Master Fund's assets and provides custodial services for the Master Fund, except for collateral held for the Master Fund's credit facility, as described below in Note 8.

16

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Continued)

As of and for the year ended March 31, 2015

7.  INVESTMENT TRANSACTIONS

Total purchases of Adviser Funds and securities for the year ended March 31, 2015 amounted to $88,108,045. Total proceeds from redemptions, sales, or other dispositions of Adviser Funds and securities for the year ended March 31, 2015 amounted to $263,129,599. The cost of investments in Adviser Funds for U.S. federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from the Adviser Funds. The Master Fund relies upon actual and estimated tax information provided by the Adviser Funds as to the amounts of taxable income allocated to the Master Fund as of March 31, 2015.

The Master Fund invests substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods.

8.  CREDIT FACILITY

The Master Fund maintains a credit facility (the "Facility") with a maximum borrowing amount of $120,000,000 which is secured by certain interests in Adviser Funds. A fee of 75 basis points per annum is payable monthly in arrears on the unused portion of the Facility, while the interest rate charged on borrowings is the 3-month London Interbank Offer Rate plus a spread of 190 basis points. Collateral for the new facility is held by U.S. Bank N.A. as custodian. Interest and fees incurred for the year ended March 31, 2015 are disclosed in the accompanying Statement of Operations. At March 31, 2015, the Master Fund had $37,500 payable on the unused portion of the Facility and there was no outstanding payables for interest on borrowings. The average interest rate, the average daily balance, and the maximum balance outstanding for borrowings under the Facility for the year ended March 31, 2015 was 2.14%, $470,186, and $35,000,000, respectively. During the year ended March 31, 2015 a total of $22,096,998 was borrowed from the Facility all of which was repaid prior to March 31, 2015. There was no outstanding borrowing at March 31, 2015.

9.  INDEMNIFICATION

In the normal course of business, the Master Fund enters into contracts that provide general indemnifications. The Master Fund's maximum exposure under these agreements is dependent on future claims that may be made against the Master Fund, and therefore cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10.  COMMITMENTS

As of March 31, 2015, the Master Fund had outstanding investment commitments to Adviser Funds totaling approximately $89,565,437. Four Adviser Funds in the Private Investment Strategy have commitments denominated in Euros, two Adviser Funds have commitments denominated in Pound Sterling, and one Adviser Fund has commitments denominated in Japanese Yen. At March 31, 2015, the unfunded commitments for these Adviser Funds totaled €2,983,760 EUR, £1,153,261 GBP and ¥181,313,340 JPY, respectively. At March 31, 2015, the exchange rate used for the conversion was 0.93184 USD/EUR, 0.67488 USD/GBP and 119.72 JPY/USD. The U.S. Dollar equivalent of these commitments is included in the Master Fund's total unfunded commitment amount.

11.  RISK FACTORS

An investment in the Master Fund involves significant risks, including leverage risk, interest rate risk, liquidity risk and economic conditions risk, that should be carefully considered prior to investing and should only be considered by persons financially able to maintain their investment and who can afford a loss of a substantial part or all of such investment. The Master Fund generally does not employ leverage. However, certain Adviser Funds may employ leverage, either synthetically or through borrowed funds, which can enhance returns or increase losses on smaller changes in the value of an underlying investment. Adviser Funds that invest in fixed income securities may be subject to interest rate risk, where changes in interest rates affect the value of the underlying fixed income investment. The Master Fund intends to invest substantially all of its available capital in securities of private investment companies. These investments will generally be restricted securities that are subject to substantial holding periods or are not traded in public markets at all, so that the Master Fund may not be able to resell some of its securities holdings for extended periods, which may be several years. Investments in the Adviser Funds may be restricted from early redemptions or subject to fees for early redemptions as part of contractual obligations agreed to by the Investment Manager on behalf of the Master Fund. Adviser Funds may have initial lock-up periods, the ability to suspend redemptions, or employ the use of side pockets, all of which may affect the Master Fund's liquidity in the respective Adviser Fund.

Adviser Funds generally require the Master Fund to provide advanced notice of its intent to redeem the Master Fund's total or partial interest and may delay or deny a redemption request depending on the Adviser Funds' governing agreements. Interests in the Master Fund provide limited liquidity since Limited Partners will not be able to redeem interests on a daily basis because the Master Fund is a closed-end fund. Therefore, investment in the Master Fund is suitable only for investors who can bear the risks associated with the limited liquidity of interests and should be viewed as a long-term investment. No guarantee or representation is made that the investment objective will be met.

17

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

NOTES TO FINANCIAL STATEMENTS (Concluded)

As of and for the year ended March 31, 2015

12.  FINANCIAL HIGHLIGHTS

The financial highlights are intended to help an investor understand the Master Fund's financial performance. The total returns in the table represent the rate that a typical Limited Partner would be expected to have earned or lost on an investment in the Master Fund.

The ratios and total return amounts are calculated based on the Limited Partner group taken as a whole. An individual Limited Partner's results may vary from those shown below due to the timing of capital transactions and performance allocation.

The ratios are calculated by dividing total dollars of net investment income or expenses, as applicable, by the average of total monthly Limited Partners' capital.

Total return amounts are calculated by geometrically linking returns based on the change in value during each accounting period.

	For the Years Ended March 31,
	2015	2014	2013	2012	2011
Total return before Performance Allocation	7.43%	11.28%	5.05%	(2.51)%	6.91%
Total return after Performance Allocation	6.97%	10.77%	4.98%	(2.49)%	6.89%
Partners' capital, end of year (000's)	$904,464	$1,047,265	$1,180,551	$1,440,698	$1,528,134
Portfolio turnover	8.78%	19.03%	25.15%	32.68%	25.12%
Ratio of net investment income (loss), excluding Performance Allocation	3.03%	2.19%	0.87%	0.76%	0.43%
Ratio of other operating expenses to average partners' capital	1.19%	1.23%	1.19%	1.20%	1.17%
Ratio of credit facility fees and interest expense to average partners' capital	0.10%	0.09%	0.08%	0.08%	0.10%
Operating expenses, excluding Performance Allocation	1.29%	1.32%	1.27%	1.28%	1.27%
Performance Allocation	0.46%	0.51%	0.07%	(0.02)%[1]	0.02%
Total operating expenses and Performance Allocation	1.75%	1.83%	1.34%	1.26%	1.29%

1  Reversal of accrued Performance Allocation from January 1, 2011 to March 31, 2011.

13.  SUBSEQUENT EVENTS

Management has evaluated the events and transactions through the date the financial statements were issued and determined there were no other subsequent events that required adjustment to our disclosure in the financial statements except for the following: effective April 1, 2015 and May 1, 2015, there were additional capital contributions of $615,600 and $0, respectively.

The Investment Manager recommended to the Board that a tender offer in an amount of up to approximately 5.00% of the partners' capital of the Master Fund be made for the quarter ending June 30, 2015 to those partners who elect to tender their interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of the tender offer's expiration date on March 20, 2015, and submitted tender requests from April 1, 2015 through the date the financial statements were issued totaling approximately $47,600,008.

*************

18

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS

(Unaudited)

The identity of the Board members (each a "Director") and brief biographical information, as of March 31, 2015, is set forth below. The business address of each Director is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615. The term of office of each Director is from the time of such Director's election and qualification until his or her successor shall have been elected and shall have qualified, or until he or she is removed, resigns or is subject to various disabling events such as death or incapacity. A Director may resign upon 90 days' prior written notice to the Board and may be removed either by a vote of a majority of the Board not subject to the removal vote or of Limited Partners holding not less than two-thirds of the total number of votes eligible to be cast by all of the Limited Partners.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
INTERESTED DIRECTORS
David B. Perkins[2] July 18, 1962	President and Chairman of the Board of Directors	Since Inception	President and Trustee, each fund in the Fund Complex (2004 to Present); Chief Executive Officer of Hatteras Funds, LLC (2014 to Present); Founder of Hatteras Investment Partners LLC and its affiliated entities ("Hatteras Funds") in 2003.	19
Peter M. Budko[2] February 4, 1960	Director	Since 2014	Partner, American Realty Capital, an investment advisory firm (2007 to Present); Chief Executive Officer, BDCA Adviser, an investment advisory firm (2010 to Present); Director, ARC Realty Finance Trust, Inc. (2013 to Present); Director, RCS Capital Corp (2013 to Present).	19
INDEPENDENT DIRECTORS
H. Alexander Holmes May 4, 1942	Director; Audit Committee Member	Since Inception	Founder, Holmes Advisory Services, LLC, a financial consultation firm (1993 to Present).	19
Steve E. Moss, CPA February 18, 1953	Director; Audit Committee Member	Since Inception	Principal, Holden, Moss, Knott, Clark & Copley, PA, accountants and business consultants (1996 to Present); Member Manager, HMKCT Properties, LLC (1996 to Present).	19
Gregory S. Sellers May 5, 1959	Director; Audit Committee Member	Since Inception	Chief Financial Officer, Imagemark Business Services, Inc., a provider of marketing and print communications solutions (2009 to Present); Chief Financial Officer and Director, Kings Plush, Inc., a fabric manufacturer (2003 to 2009).	19

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

2  Deemed to be an "interested" Director of the Master Fund because of his affiliations with Hatteras Funds.

19

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

BOARD OF DIRECTORS (Concluded)

(Unaudited)

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex[1] Overseen by Director
Joseph E. Breslin November 18, 1953	Director; Audit Committee Member	Since 2013	Private Investor (2009 to Present); Chief Operating Officer, Central Park Credit Holdings, Inc. (2007 to 2009); Chief Operating Officer, Aladdin Capital Management LLC (2005 to 2007).	19
Thomas Mann February 1, 1950	Director; Audit Committee Member	Since 2013	Private Investor (2012 to Present); Managing Director and Group Head Financial Institutions Group, Société Générale, Sales of Capital Market Solutions and Products (2003 to 2012).	19
Joseph A. Velk May 15, 1960	Director; Audit Committee Member	Since 2014	Managing Member, Contender Capital, LLC, an investment firm (2000 to Present).	19

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

20

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

FUND MANAGEMENT

(Unaudited)

Set forth below is the name, date of birth, position with the Master Fund, length of term of office, and the principal occupation for the last five years, as of March 31, 2015, of each of the persons currently serving as Executive Officers of the Master Fund. The business address of each officer is care of Hatteras Funds, 6601 Six Forks Road, Suite 340, Raleigh, NC 27615.

Name & Date of Birth	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Officer	Number of Portfolios in Fund Complex[1] Overseen by Officer
OFFICERS
J. Michael Fields July 14, 1973	Secretary of each Fund in the Fund Complex	Since 2008	Mr. Fields is Chief Operating Officer of Hatteras Funds and has been employed by the Hatteras Funds since its inception in September 2003.	N/A
Andrew P. Chica September 7, 1975	Chief Compliance Officer of each Fund in the Fund Complex	Since 2008	Mr. Chica joined Hatteras Funds in November 2007 and became Chief Compliance Officer of Hatteras Funds and each of the Funds in the Fund Complex, in 2008.	N/A
Robert Lance Baker September 17, 1971	Treasurer of each Fund in the Fund Complex	Since 2008	Mr. Baker joined Hatteras Funds in March 2008 and is currently the Chief Financial Officer of Hatteras Funds.	N/A

1  The "Fund Complex" consists of the Master Fund, Hatteras Core Alternatives Fund, L.P., Hatteras Core Alternatives TEI Fund, L.P., Hatteras Core Alternatives Institutional Fund, L.P., Hatteras Core Alternatives TEI Institutional Fund, L.P., Hatteras Global Private Equity Partners Institutional, LLC, Hatteras VC Co-Investment Fund II, LLC, Hatteras GPEP Fund II, LLC, Hatteras Alternative Mutual Funds Trust (consisting of five funds), Underlying Funds Trust (consisting of five funds), and HCIM Trust (consisting of one fund).

21

HATTERAS MASTER FUND, L.P.

(a Delaware Limited Partnership)

OTHER INFORMATION

(Unaudited)

PROXY VOTING

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities and the Master Fund's record of actual proxy votes cast during the period ended June 30, 2014 is available at http://www.sec.gov and by calling 1-800-504-9070 and may be obtained at no additional charge.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Master Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Master Fund's Form N-Q is available, without charge and upon request, on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

22

HATTERAS CORE ALTERNATIVES FUNDS

6601 Six Forks Road, Suite 340
Raleigh, NC 27615

INVESTMENT MANAGER AND FUND SERVICING AGENT

Hatteras Funds, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

SUB-ADVISER

Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Suite 200
Chapel Hill, NC 27517

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
1700 Market Street, 24th Floor
Philadelphia, PA 19103

FUND COUNSEL

Drinker Biddle & Reath LLP
One Logan Square
Suite 2000
Philadelphia, PA 19103

ADMINISTRATOR AND FUND ACCOUNTANT

UMB Fund Services, Inc.
223 Wilmington West Chester Pike, Suite 303
Chadds Ford, PA 19317

CUSTODIANS

UMB Bank, N.A.
1010 Grand Boulevard
Kansas City, MO 64106

U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

DISTRIBUTOR

Hatteras Capital Distributors, LLC
6601 Six Forks Road, Suite 340
Raleigh, NC 27615

HATTERASFUNDS.COM / T: 919.846.2324 / F: 919.846.3433
6601 SIX FORKS ROAD / SUITE 340 / RALEIGH, NC 27615-6520